Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

March 5, 2013

among

REALOGY INTERMEDIATE HOLDINGS LLC,

as Guarantor

REALOGY GROUP LLC,

as Borrower

each Grantor

party hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Table of Contents

Page
ARTICLE I
Definitions

SECTION 1.01. Credit Agreement	1
SECTION 1.02. Other Defined Terms	2

ARTICLE II
Guarantee

SECTION 2.01. Guarantee	8
SECTION 2.02. Guarantee of Payment	8
SECTION 2.03. Reinstatement	8
SECTION 2.04. Agreement To Pay; Contribution; Subrogation	8
SECTION 2.05. Information	9
SECTION 2.06. Maximum Liability	9
SECTION 2.07. Payment Free and Clear of Taxes	9
SECTION 2.08. Additional Borrowers or Subsidiary Parties	9

ARTICLE III
Pledge of Securities

SECTION 3.01. Pledge	10
SECTION 3.02. Delivery of the Pledged Collateral	11
SECTION 3.03. Representations, Warranties and Covenants	11
SECTION 3.04. Registration in Nominee Name; Denominations	13
SECTION 3.05. Voting Rights; Dividends and Interest, Etc	13

ARTICLE IV
Security Interests in Other Personal Property

SECTION 4.01. Security Interest	15
SECTION 4.02. Representations and Warranties	18
SECTION 4.03. Covenants	20
SECTION 4.04. Other Actions	23
SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral	23

ARTICLE V
Remedies

SECTION 5.01. Remedies Upon Default	25
SECTION 5.02. Application of Proceeds	26
SECTION 5.03. Securities Act, Etc	27

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Schedules

Schedule I	Pledged Stock; Debt Securities
Schedule II	Intellectual Property
Schedule III	Commercial Tort Claims
Schedule IV	Filing Offices
Schedule V	Excluded Pledges

Exhibits

Exhibit I	Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II	Apple Ridge Documents

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AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated and effective as of March 5, 2013 (this “Agreement”), among REALOGY INTERMEDIATE HOLDINGS LLC (“Holdings”), REALOGY GROUP LLC (the “Borrower”), each Subsidiary Loan Party identified on the signature pages hereto and party hereto (together with Holdings, the Borrower and any other entity that may become a party hereto as provided herein, the “Grantors”) and JPMORGAN CHASE BANK, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Amended and Restated Credit Agreement dated as of March 5, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto.

The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the other Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.

The priority of the Liens and Security Interests created by this Agreement and the right of the Secured Parties to exercise rights and remedies under this Agreement or with respect to the Collateral are subject to the terms of the First Lien Intercreditor Agreement and the First and a Half Lien Intercreditor Agreement.

Now therefore, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Acceleration Event” means after, or concurrently with, the occurrence of an Event of Default, the maturity of any of the Loan Obligations shall have been accelerated.

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper, General Intangibles, Instruments or Investment Property.

“Additional Secured Party” means (a) with respect to any obligation referred to in clause (c) of the definition of the term “Borrower Obligations”, any Affiliate of a Lender or any Affiliate of the Administrative Agent, in each case that is a party to a Swap Agreement with a Loan Party or a Subsidiary and to which any such obligation is owed, (b) with respect to any obligation referred to in clause (d) of the definition of the term “Borrower Obligations”, any person to which any such obligation (to the extent that such obligation may be guaranteed and/or secured hereunder) is owed, or (c) with respect to any obligation referred to in clause (e) of the definition of the term “Borrower Obligations”, any person to which such obligation (to the extent such obligation may be guaranteed and/or secured hereunder) is owed.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Borrower Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expenses and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the obligations of each other Loan Party under or pursuant to this

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Agreement and each of the other Loan Documents, (c) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under each Swap Agreement owed to a person that is an Agent, a Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, (d) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under the Cash Management Line (provided that in no event shall the holders of any obligations under the Cash Management Line in the aggregate (other than any Agent, Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender) have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate (plus (A) any accrued and unpaid interest in respect of Indebtedness incurred by the Borrower or any Subsidiary under the Cash Management Line and (B) any accrued and unpaid fees and expenses owing by the Borrower or any Subsidiary under the Cash Management Line) from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents), and (e) the due and punctual payment of all obligations of each Loan Party and each other Subsidiary under other Indebtedness incurred in the ordinary course of business of the Borrower or any Subsidiary and permitted under Section 6.01 of the Credit Agreement (provided that in no event shall the holders of such other Indebtedness in the aggregate have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents except with respect to any such holder that has executed an intercreditor agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent). Notwithstanding the foregoing, for purposes of determining any Guarantor Obligations of any Guarantor, the definition of “Borrower Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, if applicable) any Excluded Swap Obligations of such Guarantor.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office and the right to obtain all renewals thereof, including those listed on Schedule II; (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

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“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Discharge Date” has the meaning assigned to such term in Section 7.15.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee (or grant of such security interest by, as applicable) of such Guarantor becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under IP Agreements, leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantor” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Guarantor Obligations” means (a) with respect to any Guarantor other than the Borrower, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Article II), any other Loan Document, and any Swap Agreement entered into by such Guarantor with any person that is a Lender or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan

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Document), and (b) with respect to the Borrower, (i) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under each Swap Agreement owed to a person that is an Agent, a Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender on the Closing Date (for Swap Agreements in existence on the Closing Date) or at the time of entry into such Swap Agreement, and (ii) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under the Cash Management Line (provided that in no event shall the holders of any obligations under the Cash Management Line in the aggregate (other than any Agent, Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender) have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate (plus (A) any accrued and unpaid interest in respect of Indebtedness incurred by the Borrower or any Subsidiary under the Cash Management Line and (B) any accrued and unpaid fees and expenses owing by the Borrower or any Subsidiary under the Cash Management Line) from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents), and (iii) the due and punctual payment of all obligations of each other Loan Party and each other Subsidiary under other Indebtedness incurred in the ordinary course of business of such Loan Party or Subsidiary and permitted under Section 6.01 of the Credit Agreement (provided that in no event shall the holders of such other Indebtedness in the aggregate have the right to receive proceeds from any realization upon the Collateral or payments from the Guarantors in respect of claims in excess of $25.0 million in the aggregate from the enforcement of any remedies available to the Secured Parties under all of the Loan Documents except with respect to any such holder that has executed an intercreditor agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent). Notwithstanding the foregoing, Guarantor Obligations of a Guarantor do not include any Excluded Swap Obligation of such Guarantor.

“Guarantors” means the collective reference to each Grantor other than the Borrower; provided that the term “Guarantors” shall include the Borrower in the case of the obligations of the other Loan Parties and the other Subsidiaries described in clause (b) of the definition of the term “Guarantor Obligations”.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Intellectual Property” means all intellectual property of every kind and nature now owned or hereafter acquired by any Grantor, including, inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intellectual Property Security Agreement” means a security agreement in the form hereof or a short form hereof, in each case, which form shall be reasonably acceptable to the Administrative Agent.

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“IP Agreements” means all Copyright Licenses, Patent Licenses, Trademark Licenses, and all other agreements relating to the license, development, use or disclosure of any Intellectual Property to which a Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth on Schedule II hereto.

“Loan Obligations” means (a) in the case of the Borrower, the Borrower Obligations, and (b) in the case of each Guarantor, its Guarantor Obligations.

“Loan Party Collateral” means the Article 9 Collateral and the Pledged Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes” has the meaning assigned to such term in Section 7.20(a)(i).

“Patent License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, and all applications for letters patent of the United States or the equivalent thereof in any other country or jurisdiction, including those listed on Schedule II, (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Permitted Liens” means any Lien permitted by Section 6.02 of the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt “ has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

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“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” means (a) the Lenders, the Agents and the Additional Secured Parties, (b) each Issuing Bank, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (d) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Supplement” has the meaning assigned to such term in Section 7.16.

“Swap” means, with respect to any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party and all rights of any Grantor under any such agreement (including, without limitation, any such rights that such Grantor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, domain names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

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ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, to the Administrative Agent, for the ratable benefit of the Secured Parties, as a primary obligor and not merely as a surety, the due and punctual payment of the Borrower Obligations (excluding, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor). Each Guarantor further agrees that the Borrower Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Borrower Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Borrower Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.01 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.01, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Discharge Date. Each Qualified ECP Guarantor intends that this Section 2.01 constitute, and this Section 2.01 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at the stated maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any security held for the payment of the Borrower Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION 2.03. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Borrower Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise.

SECTION 2.04. Agreement To Pay; Contribution; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the

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Administrative Agent for distribution to the Secured Parties in cash the amount of such unpaid Guarantor Obligation. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.05. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Borrower Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.06. Maximum Liability. Each Guarantor, and by its acceptance of this guarantee, the Administrative Agent and each Lender hereby confirms that it is the intention of all such Persons that this guarantee and the Guarantor Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state law to the extent applicable to this guarantee and the Guarantor Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Guarantor Obligations of each Guarantor under this guarantee at any time shall be limited to the maximum amount as will result in the Guarantor Obligations of such Guarantor under this guarantee not constituting a fraudulent transfer or conveyance.

SECTION 2.07. Payment Free and Clear of Taxes. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower is required to be made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor mutatis mutandis.

SECTION 2.08. Additional Borrowers or Subsidiary Parties. The guarantee of any Guarantor that becomes a party hereto pursuant to Section 7.16 shall be subject to the limitations (if any) set forth in the applicable Supplement relating to such guarantee.

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ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. Subject to the last paragraph of Section 4.01(a), as security for the payment or performance, as the case may be, in full of its Loan Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) the Equity Interests directly owned by it (including those listed on Schedule I) and any other Equity Interests obtained in the future by such Grantor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include (A) (I) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Wholly Owned Foreign Subsidiary directly owned by such Grantor, (II) more than 65% of the issued and outstanding voting Equity Interests in any “first tier” Qualified CFC Holding Company directly owned by such Grantor, (III) any issued and outstanding Equity Interest in any Foreign Subsidiary that is not a “first tier” Foreign Subsidiary, or (IV) any issued and outstanding Equity Interests in any Qualified CFC Holding Company that is not a “first tier” Qualified CFC Holding Company, (B) to the extent applicable law requires that a subsidiary of such Grantor issue directors’ qualifying shares, such shares or nominee or other similar shares, (C) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement need not be satisfied by reason of Section 5.09(g) of the Credit Agreement, (D) any Equity Interests in a person that is not directly or indirectly a Subsidiary or is listed on Schedule V hereto, (E) any Equity Interests in any Insurance Subsidiary or any entity listed on Schedule 1.01A to the Credit Agreement or (F) any Equity Interests in any Immaterial Subsidiary or Unrestricted Subsidiary; (ii) (A) the debt obligations listed opposite the name of such Grantor on Schedule I, (B) any debt obligations in the future issued to such Grantor having, in the case of each instance of debt securities, an aggregate principal amount in excess of $5.0 million, and (C) the certificates, promissory notes and any other instruments, if any, evidencing such debt obligations (the “Pledged Debt Securities” and, together with the property described in clauses (ii)(A) and (B) above, the “Pledged Debt”); (iii) subject to Section 3.05 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of the Pledged Stock and the Pledged Debt; (iv) subject to Section 3.05 hereof, all rights and privileges of such Grantor with respect to the Pledged Stock, Pledged Debt and other property referred to in clause (iii) above; and (v) all proceeds of any of the foregoing (the Pledged Stock, Pledged Debt and other property referred to in clauses (iii) through (v) above being collectively referred to as the “Pledged Collateral”). The Administrative Agent agrees to execute an amendment to this Section 3.01 (if necessary) to exclude from the Pledged Stock any Equity Interest which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

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SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities (i) are Equity Interests in the Borrower or in Subsidiaries or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02. If any Pledged Stock that is uncertificated on the date hereof shall hereinafter become certificated, or if any Grantor shall at any time hold or acquire any certificated securities included in the Pledged Collateral, the applicable Grantor shall promptly cause the certificate or certificates representing such Pledged Stock to be delivered to the Administrative Agent for the benefit of the Secured Parties together with accompanying stock powers or other documentation required by Section 3.02(c). None of the Grantors shall permit any third party to “control” (for purposes of Section 8-106 of the New York UCC (or any analogous provision of the Uniform Commercial Code in effect in the jurisdiction whose law applies)) any uncertificated securities that constitute Pledged Collateral other than the Administrative Agent.

(b) To the extent any Indebtedness for borrowed money constitutes Pledged Collateral (other than (i) intercompany current liabilities in connection with the cash management operations of Holdings and its Subsidiaries or (ii) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to any Grantor is evidenced by a promissory note or an instrument, such Grantor shall cause such promissory note, if evidencing Indebtedness in excess of $5.0 million, to be pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy the Collateral and Guarantee Requirement, or (ii) delivered pursuant to Section 3.02;

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(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Grantor’s knowledge) are legal, valid and binding obligations of the issuers thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(c) except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Permitted Liens and (iv) subject to the rights of such Grantor under the Loan Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto, and except for restrictions and limitations imposed by the Loan Documents or securities laws generally, or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Stock (other than partnership interests) is and will continue to be freely transferable and assignable, and none of the Pledged Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (or the transfer of the Pledged Securities upon a foreclosure thereof (other than compliance with any securities law applicable to the transfer of securities)), in each case other than such as have been obtained and are in full force and effect;

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(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities (including Pledged Stock of any Domestic Subsidiary or any Qualified CFC Holding Company) are delivered to the Administrative Agent, for the benefit of the Secured Parties, in accordance with this Agreement and a financing statement covering such Pledged Securities is filed in the appropriate filing office, the Administrative Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities under the New York UCC, subject only to Permitted Liens permitted under the Credit Agreement, as security for the payment and performance of the Loan Obligations; and

(h) each Grantor that is an issuer of the Pledged Collateral confirms that it has received notice of the security interest granted hereunder and consents to such security interest and, upon the occurrence and during the continuation of an Event of Default, agrees to transfer record ownership of the securities issued by it in connection with any request by the Administrative Agent.

SECTION 3.04. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor shall use its commercially reasonable efforts to cause any Loan Party that is not a party to this Agreement to comply with a request by the Administrative Agent, pursuant to this Section 3.04, to exchange certificates representing Pledged Securities of such Loan Party for certificates of smaller or larger denominations.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantors of the Administrative Agent’s intention to exercise its rights hereunder:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that, except as permitted under the Credit Agreement, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement, any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

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(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided, that (A) any noncash dividends, interest, principal or other distributions, payments or other consideration in respect thereof, including any rights to receive the same to the extent not so distributed or paid, that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities, received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise or (B) any non-cash dividends and other distributions paid or payable in respect of any Pledged Securities that would constitute Pledged Securities to the extent such Grantor has the rights to receive such Pledged Securities if they were declared, distributed and paid on the date of this Agreement, in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent). This clause (iii) shall not apply to dividends between or among the Borrower, the Grantors and the Subsidiaries only of property which is subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Administrative Agent in writing, specifically referring to this Section 3.06, at the time of such dividend and takes any actions the Administrative Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the Borrower of the Administrative Agent’s intention to exercise its rights hereunder, all rights of any Grantor to receive dividends, interest, principal or other distributions with respect to Pledged Securities that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Administrative Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided, however, that until the occurrence of an Acceleration Event, any Grantor may continue to exercise dividend and distribution rights solely to the extent permitted under clause (x) (other than clause (iv) thereof) and clause (y) of Section 6.06(b) of the Credit Agreement and solely to the extent that such amounts are required by Holdings for the stated purposes thereof. All dividends, interest, principal or other distributions received by any

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Grantor contrary to the provisions of this Section 3.05 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Administrative Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02 hereof. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Administrative Agent to the Borrower of the Administrative Agent’s intention to exercise its rights hereunder, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05 with respect to Pledged Securities, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and a Responsible Officer has delivered to the Administrative Agent a certificate to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 3.05 and the obligations of the Administrative Agent under paragraph (a)(ii) shall be in effect.

ARTICLE IV

Security Interests in Other Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, in full of its Loan Obligations, each Grantor hereby pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

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(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory and all other Goods not otherwise described above;

(ix) all Investment Property;

(x) all Commercial Tort Claims with respect to the matters described on Schedule III;

(xi) all other personal property not otherwise described above (except for property specifically excluded from any defined term used in any of the foregoing clauses);

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in, and the term “Article 9 Collateral” shall not include, any of the following (collectively, the “Excluded Assets”): (t) any vehicle covered by a certificate of title or ownership, whether now owned or hereafter acquired, (u) any assets (including Equity Interests), whether now owned or hereafter acquired, with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.09 of the Credit Agreement would not be required to be satisfied by reason of Section 5.09(g) of the Credit Agreement if hereafter acquired, (v) any property excluded from the definition of Pledged Collateral pursuant to Section 3.01 hereof (other than clause (i)(D) thereof), (w) any Letter-of-Credit Rights to the extent any Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (x) any Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law (including, without limitation, Title 11 of the United States Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision,

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the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (y) any Equipment owned by any Grantor that is subject to a purchase money lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capital Lease Obligation) prohibits or requires the consent of any person other than the Grantors as a condition to the creation of any other security interest on such Equipment, or (z) any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of Lanham Act is submitted to, and accepted by, the United States Patent and Trademark Office, solely to the extent and for the duration, if any, that the pledge or grant of a security interest in such application prior to such filing would result in the invalidation of such application or any resulting registration. The Administrative Agent agrees to execute an amendment to this Section 4.01(a) (if necessary) to exclude from the Article 9 Collateral any asset which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Administrative Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets, whether now owned or hereafter acquired” or “all property, whether now owned or hereafter acquired” or using words of similar import. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of such Grantor, and naming such Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary in this Agreement or in the Credit Agreement, no Grantor shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any cash, deposit account or securities account.

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SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral that have been prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule IV (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement or the definition of Collateral and Guarantee Requirement) constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued and pending Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed Intellectual Property Security Agreement containing a description of all Article 9 Collateral including all material Intellectual Property with respect to United States issued Patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Administrative Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such material Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent

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filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registrations or applications for Patents, Trademarks and Copyrights acquired or obtained after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Loan Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings described in Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office upon the making of such filings with such office, in each case, as applicable, with respect to material Intellectual Property Collateral. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any agreement in which any Grantor grants any interest in any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Grantors holds any Commercial Tort Claim individually in excess of $5.0 million as of the Closing Date except as indicated on the Perfection Certificate.

(f) As to itself and its Article 9 Collateral consisting of Intellectual Property (the “Intellectual Property Collateral”):

(i) The Intellectual Property Collateral set forth on Schedule II includes all of the material registrations and material applications for Patents, Trademarks and Copyrights owned or exclusively licensed by and all material IP Agreements (other than (i) Trademark Licenses granted by a Grantor to a franchisee or master franchisor in the ordinary course of business and (ii) licenses for generally commercially available software and hardware) binding upon such Grantor as of the date hereof.

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(ii) The Intellectual Property Collateral (excluding IP Agreements) is subsisting and has not been adjudged invalid or unenforceable in whole or part, and, to such Grantor’s knowledge, is valid and enforceable, except as would not reasonably be expected to have a Material Adverse Effect. Such Grantor has no knowledge of any uses of any item of Intellectual Property Collateral (excluding IP Agreements) that would be expected to lead to such item becoming invalid or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

(iii) Such Grantor has made or performed all commercially reasonable acts, including without limitation filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in the Intellectual Property Collateral (excluding IP Agreements) that is reasonably necessary for the operation of its business in full force and effect in the United States and such Grantor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright in the Intellectual Property Collateral, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(iv) With respect to each IP Agreement, the absence, termination or violation of which would reasonably be expected to have a Material Adverse Effect: (A) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (B) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured or waived; and (C) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

(v) Except as would not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

SECTION 4.03. Covenants. (a) The Borrower agrees promptly to notify the Administrative Agent in writing of any change (i) in the corporate or organization name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the Federal Taxpayer Identification Number or organizational identification number of any Grantor or (iv) in the jurisdiction of organization of any Grantor. The Borrower agrees promptly to provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence.

(b) Subject to the rights of such Grantor under the Loan Documents to dispose of Collateral, each Grantor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Administrative Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

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(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect, defend and perfect the Security Interest and the rights and remedies created hereby, including, without limitation, (i) the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest, and (ii) the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, all in accordance with the terms hereof and of Section 5.09(g) of the Credit Agreement. If any Indebtedness payable under or in connection with any of the Article 9 Collateral that is in excess of $5.0 million shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Administrative Agent. The Administrative Agent agrees to execute an amendment to this Section 4.03(c) (if necessary) to exclude from the requirements of this clause any asset which would be so excluded by the operation of clause (vii) or (viii) of Section 5.09(g) of the Credit Agreement.

(d) Without limiting the generality of the foregoing, each Grantor hereby authorizes the Administrative Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute material Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Grantor shall have the right, exercisable within 30 days after the Borrower has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral, to advise the Administrative Agent in writing of any inaccuracy in any material respect of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Administrative Agent of the specific identification of such Article 9 Collateral.

(e) After the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Administrative Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(f) At its option and, prior to the occurrence of an Event of Default, upon written notice to the Borrower, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the

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Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(f) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents.

(g) Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(i) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion and, prior to the occurrence of an Event of Default, upon written notice to the Borrower, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Loan Obligations secured hereby.

(j) The Borrower agrees to use its commercially reasonable efforts to identify to the Administrative Agent the Additional Secured Parties described in clause (b) or (c) of the definition thereof from time to time and which are entitled to the benefits of this Agreement; provided that the failure by the Borrower to so notify the Administrative Agent shall not impair the validity of the guarantee or the security interests hereby granted.

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SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, for the benefit of the Secured Parties, the Administrative Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments (other than checks received and processed in the ordinary course of business) or tangible Chattel Paper evidencing an amount in excess of $5.0 million, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5.0 million, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Administrative Agent in writing a security interest therein and in the proceeds thereof, all under the terms and provisions of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as permitted under the Credit Agreement, each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees or sublicensees from doing any act or omitting to do any act) whereby any Patent that is material to the ordinary conduct of such Grantor’s business may become prematurely invalidated, abandoned, lapsed or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve such Grantor’s rights under applicable patent laws.

(b) Except as permitted under the Credit Agreement, each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the ordinary conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) consistent with its prior practice, display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as permitted under applicable law and (iv) not knowingly use or knowingly permit its licensees’ or sublicensees’ use of such Trademark in violation of any third-party rights.

(c) Except as permitted under the Credit Agreement, each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the ordinary conduct of such Grantor’s business that it publishes, displays and distributes, and, consistent with its prior practice, use copyright notice as permitted under applicable copyright laws.

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(d) Each Grantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the ordinary conduct of such Grantor’s business has prematurely permanently become abandoned, lapsed or dedicated to the public, or of any materially adverse determination, excluding non-material office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Administrative Agent on a quarterly basis of each registration or application made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Patent or Trademark with the United States Patent and Trademark Office or, on a monthly basis, of each registration made by itself, or through any agent, employee, licensee or designee at such Grantor’s request, for any Copyright with the United States Copyright Office, respectively, or any comparable office or agency in any other country filed during the preceding period, (ii) promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Administrative Agent may otherwise reasonably request to evidence the Administrative Agent’s security interest in such U.S. Patent, Trademark or Copyright and the perfection thereof, and (iii) upon the Administrative Agent’s request, promptly execute and deliver any and all agreements, instruments, documents and papers necessary or as the Administrative Agent may otherwise reasonably request to evidence the Administrative Agent’s security interest in such non-U.S. Patent, Trademark or Copyright and the perfection thereof.

(f) Each Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the ordinary conduct of such Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the ordinary conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the ordinary conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent (other than infringements, misappropriations or dilutions by franchisees or former franchisees unless and until such franchisee or former franchisee challenges the validity of any such Patent, Trademark or Copyright) and shall, if such Grantor deems it necessary in its reasonable business judgment, take such actions as are reasonably appropriate under the circumstances, which may include suing and recovering damages.

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ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained with the use of commercially reasonable efforts, which each Grantor hereby agrees to use) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Grantor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party with respect to the Loan Obligations under the applicable Uniform Commercial Code or other applicable law or in equity. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral securing the Loan Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

To the extent any notice is required by applicable law, the Administrative Agent shall give the applicable Grantors 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent

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may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Loan Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. (a) Subject to the provisions of the First Lien Intercreditor Agreement and the First and a Half Lien Intercreditor Agreement, the Administrative Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Loan Obligations secured by such Collateral, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, and all other fees, indemnities and other amounts owing or reimbursable to the Administrative Agent under any Loan Document in its capacity as such;

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SECOND, to the payment in full of the Loan Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of such Loan Obligations owed to them on the date of any such distribution, which in the case of Letters of Credit, shall be paid by deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of each Issuing Bank and the Lenders, an amount in cash in Dollars equal to the aggregate Revolving L/C Exposure and Synthetic L/C Exposure as of such date plus any accrued and unpaid interest thereon), subject to Section 7.18; and

THIRD, to the applicable Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent, subject to the provisions of the First Lien Intercreditor Agreement and the First and a Half Lien Intercreditor Agreement, shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(b) Notwithstanding the foregoing, any proceeds of Collateral to be distributed for application to a Secured Party’s liabilities with respect to any issued but undrawn (or unpaid) Revolving Letter of Credit shall be held by the Administrative Agent in an account pursuant to Section 2.05(j) of the Credit Agreement as collateral security for any such liabilities until a drawing on such Revolving Letter of Credit, at which time such amounts, together with interest accrued thereon, shall be released by the Administrative Agent and applied to such liabilities. If any such Revolving Letter of Credit shall expire without having been drawn upon (or paid) in full, the amounts held in such account with respect to the undrawn (or unpaid) portion of such Revolving Letter of Credit, together with interest accrued thereon, shall be applied by the Administrative Agent in accordance with Section 5.02(a) above.

SECTION 5.03. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there

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may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, “blue sky” or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 6.03 hereof), the Borrower agrees that (a) in the event a payment shall be made by any Subsidiary Loan Party under this Agreement in respect of any Guarantor Obligation of the Borrower, the Borrower shall indemnify such Subsidiary Loan Party for the full amount of such payment and such Subsidiary Loan Party shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Loan Party shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party by the Borrower, the Borrower shall indemnify such Subsidiary Loan Party in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Subsidiary Loan Party (a “Contributing Party”) agrees (subject to Section 6.03 hereof) that, in the event a payment shall be made by any other Subsidiary Loan Party hereunder in respect of any Guarantor Obligation, or assets of any other Subsidiary Loan Party shall be sold pursuant to any Security Document to satisfy any Loan Obligation owed to any Secured Party and such other Subsidiary Loan Party (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 6.01 hereof, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties on the date hereof (or, in the case of any Subsidiary Loan Party becoming a party hereto pursuant to Section 7.16 hereof, the date of the supplement hereto executed and delivered by such Subsidiary Loan Party). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

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SECTION 6.03. Subordination; Subrogation. (a) Subject to the limitations set forth in Section 2.06, to the extent permitted by law and to the extent to do so would not constitute unlawful financial assistance, each Guarantor and Grantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor or Grantor by each other Loan Party (the “Subordinated Obligations”) to the Loan Obligations (other than contingent or unliquidated obligations or liabilities) owed by it to the extent and in the manner hereinafter set forth in this Section 6.03:

(i) Prohibited Payments, Etc. Each Guarantor and Grantor may receive payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default, if requested by the Administrative Agent or required by the Required Lenders, no Guarantor or Grantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Loan Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash.

(ii) Prior Payment of Loan Obligations. In any proceeding under the U.S. Bankruptcy Code or any other U.S. federal, U.S. state or non-U.S. bankruptcy, insolvency, receivership or similar law in any jurisdiction relating to any other Loan Party, each Guarantor and Grantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Loan Obligations (including all interest and expenses accruing after the commencement of a proceeding under any U.S. Bankruptcy Code or any other U.S. federal, state bankruptcy, insolvency, receivership or similar law in any jurisdiction, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) (other than contingent or unliquidated obligations or liabilities) before such Guarantor or Grantor receives payment of any Subordinated Obligations.

(iii) Turn-Over. After the occurrence and during the continuance of any Event of Default, each Guarantor and Grantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for (or, in any jurisdiction whose law does not include the concept of trusts, for the account of) the Secured Parties and deliver such payments to the Administrative Agent on account of the Loan Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor or Grantor under the other provisions of this Agreement.

(iv) Administrative Agent Authorization. Subject to the provisions of the First Lien Intercreditor Agreement and the First and a Half Lien Intercreditor Agreement and after the occurrence and during the continuance of any Event of Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor and Grantor, to collect and enforce,

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and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Loan Obligations (including any and all Post-Petition Interest), and (ii) to require each Guarantor and Grantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Loan Obligations (including any and all Post-Petition Interest).

(b) Subject to the limitations set forth in Section 2.06, each Guarantor and Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s or Grantor’s obligations under or in respect of this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Loan Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, all Letters of Credit and all Swap Agreements secured hereunder shall have expired or been terminated or cash collateralized and the Commitments shall have expired or been terminated and each Guarantor and Grantor agrees that it will not be entitled to bring any action, claim, suit or other proceeding in respect of any right it may have in respect of any payment on its Guarantee or other obligation hereunder until such time. If any amount shall be paid to any Guarantor or Grantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Loan Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement and (b) the latest date of expiration, termination or cash collateralization of all Letters of Credit and all Swap Agreements secured hereunder, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor or Grantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Loan Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Loan Obligations or other amounts payable under such guarantee thereafter arising. If (i) any Guarantor or Grantor shall make payment to any Secured Party of all or any part of the Loan Obligations, (ii) all of the Loan Obligations (other than contingent or unliquidated obligations or liabilities) and all other amounts payable under this Agreement shall have been paid in full in cash, (iii) the Revolving Facility Maturity Date, Term B Facility Maturity Date and Synthetic L/C Maturity Date shall have occurred and (iv) all Letters of Credit and all Swap Agreements secured hereunder shall have expired, terminated, or shall have been cash collateralized, the Administrative Agent will, at such Guarantor’s or Grantor’s request and expense, execute and deliver to such Guarantor or Grantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor or Grantor of an interest in the Loan Obligations resulting from such payment made by such Guarantor or Grantor pursuant to this Agreement.

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ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower, with such notice to be given as provided in Section 10.01 of the Credit Agreement.

SECTION 7.02. [RESERVED].

SECTION 7.03. Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Administrative Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns; provided that no Guarantor or Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (unless permitted under the Credit Agreement).

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SECTION 7.06. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 10.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Loan Document to which such Grantor is a party or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of or material breach of the Loan Documents by, such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Loan Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loan Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 7.07. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. The Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to

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enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement (in accordance with its terms), as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.08 of the Credit Agreement.

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SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04 hereof. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or Grantor, or its properties, in the courts of any jurisdiction.

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(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.15. Termination or Release. (a) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby shall terminate with respect to all Loan Obligations when all the outstanding Loan Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds and the Lenders have no further commitment to lend under the Credit Agreement and the Revolving L/C Exposure and Synthetic L/C Exposure have each been reduced to zero (or cash-collateralized or supported by a back-to-back letters of credit in form and substance and from an issuing bank satisfactory to the Administrative Agent) and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement (the “Discharge Date”).

(b) [RESERVED].

(c) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of the Borrower or otherwise ceases to be a Guarantor or a Grantor; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(d) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 10.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a), (c) or (d) of this Section 7.15, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense all documents that such Grantor shall reasonably request to evidence such termination or release and will duly assign and transfer to such Grantor such of the Pledged Collateral so released that may be in the possession of the Administrative Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Administrative Agent.

SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Administrative Agent and any Subsidiary that is required to become a party hereto by Section 5.09 of the Credit Agreement or the Collateral and Guarantee Requirement of an instrument in the form of Exhibit I hereto (with such additions to such form as the Administrative Agent and the Borrower may reasonably agree in the case of any such Subsidiary) (a “Supplement”), such

35

entity shall become a Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17. No Limitations, Etc. (a) Except for termination of a Grantor’s obligations hereunder as expressly provided for in Section 7.15 and except for the limitations set forth in Section 2.06 or, with respect to any Subsidiary Loan Party that becomes a party hereto pursuant to Section 7.16 or otherwise, in any Supplement to this Agreement, the obligations of each Grantor hereunder and grant of security interests by such Grantor shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of, and all rights of the Administrative Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of, the invalidity, illegality or unenforceability of the Loan Obligations (including with respect to any guarantee under this Agreement) or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, all rights of the Administrative Agent hereunder, the Security Interest in the Article 9 Collateral, the security interest in the Pledged Collateral and all obligations of each Guarantor and Grantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and shall be absolute and unconditional irrespective of, and each Grantor hereby waives any defense to the enforcement hereof by reason of:

(i) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, increase in the Loan Obligations with respect to, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any Guarantor under this Agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Administrative Agent or any other Secured Party for the Loan Obligations, including with respect to any Guarantor under this Agreement;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Loan Obligations, including with respect to any Guarantor under this Agreement;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of the Borrower or any Grantor or otherwise operate as a discharge of the Borrower or any Grantor as a matter of law or equity (other than the payment in full in cash or immediately available funds of all the Loan Obligations);

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(vi) any illegality, lack of validity or enforceability of any Loan Obligation, including with respect to any Guarantor under this Agreement;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Loan Party or its assets or any resulting release or discharge of any Loan Obligation, including with respect to any Guarantor under this Agreement;

(viii) the existence of any claim, set-off or other rights that the Grantor may have at any time against the Borrower, the Administrative Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix) any action permitted or authorized hereunder; or

(x) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or the Grantor or any other guarantor or surety.

Each Grantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Loan Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Loan Obligations, all without affecting the obligations of any Grantor hereunder.

(b) To the fullest extent permitted by applicable law, each Grantor waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Loan Obligations, including with respect to any Guarantor under this Agreement, or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Loan Obligations (other than contingent or unliquidated obligations or liabilities). The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Loan Obligations, make any other accommodation with any other Loan Party or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Grantor hereunder except to the extent the Loan Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. To the fullest extent permitted by applicable law, each Grantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Grantor against any other Loan Party, as the case may be, or any security.

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SECTION 7.18. Secured Party Authorizations and Indemnifications. By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law, (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Security Documents against any Guarantor or Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Guarantor’s or Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against any Guarantor or Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (d) to agree to be bound by the terms of this Agreement and any other Security Documents. By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably, to the maximum extent permitted by law , to agree to indemnify the Administrative Agent (and authorize the Administrative Agent to deduct any such indemnification amount from the amounts to be paid to such Secured Party pursuant to Section 5.02(a)) to the extent not indemnified or reimbursed by the Grantors, pro rata in accordance with the amount of the Loan Obligations owed to it on the date of any such indemnification, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent in its capacity as administrative agent in any way relating to or arising out of this Agreement or any other Security Document or any action taken or omitted by the Administrative Agent with respect to this Agreement or any other Loan Document, provided that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

SECTION 7.19. [RESERVED].

SECTION 7.20. Securitization Acknowledgements. For purposes of this Section 7.20, capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, dated as of April 25, 2000, as amended, by and among Apple Ridge Services Corporation (“ARSC”), Cartus Corporation (“Cartus”), Cartus Financial Corporation (“CFC”), Apple Ridge Funding LLC (“ARF”) and U.S. Bank National Association (the “Indenture Trustee”) (the “Transfer and Servicing Agreement”) or, if not defined therein, as assigned to such terms in the Purchase Agreement, dated as of April 25, 2000, as amended, by and between Cartus and CFC (the “Purchase Agreement”) or the Receivables Purchase Agreement, dated as of April 25, 2000, as amended, by and between CFC and ARSC (the “Receivables Purchase Agreement”). The Transfer and Servicing Agreement, the Purchase Agreement and the Receivables Purchase Agreement, together with the respective amendments thereto described above, are collectively attached to this Agreement as Exhibit II. Subsequent references in this Section 7.20 to ARSC, Cartus and CFC below shall mean and be references to such corporations as they currently exist

38

but shall also include references to any limited liability companies which succeed to the assets and liabilities of such companies in connection with a conversion of any such corporation into a limited liability company. The Administrative Agent acknowledges and agrees, and each Secured Party by its execution of the Credit Agreement (or its Assignment and Acceptance) and/or its acceptance of the benefits of this Agreement acknowledges and agrees, as follows, solely in its capacity as a Secured Party:

(i) Each Secured Party hereby acknowledges that (A) CFC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing Cartus Purchased Assets (originally referred to as CMSC Purchased Assets) from Cartus pursuant to the Purchase Agreement, making Equity Payments, Equity Loans, Mortgage Payoffs and Mortgage Payments to or on behalf of employees or otherwise purchasing Homes in connection with the Pool Relocation Management Agreements, funding such activities through the sale of CFC Receivables (originally referred to as CMF Receivables) to ARSC, and such other activities as it deems necessary or appropriate in connection therewith, (B) ARSC is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing from CFC all CFC Receivables acquired by CFC from Cartus or otherwise originated by CFC, funding such acquisitions through the sale of the CFC Receivables to ARF and such other activities as it deems necessary or appropriate to carry out such activities, and (C) ARF is a limited purpose limited liability company whose activities are limited in its limited liability company agreement to purchasing the Pool Receivables from ARSC, funding such acquisitions through the issuance of the notes issued pursuant to the Indenture referred to in the Transfer and Servicing Agreement (the “Notes”), pledging such Pool Receivables to the Apple Ridge Trustee and such other activities as it deems necessary or appropriate to carry out such activities.

(ii) Each Secured Party hereby acknowledges and agrees that (A) the foregoing transfers are intended to be true and absolute sales as a result of which Cartus has no right, title and interest in and to any of the Cartus Purchased Assets, any Homes acquired by CFC in connection therewith or any CFC Receivables, including any Related Property relating thereto, any proceeds thereof or earnings thereon (collectively, the “Pool Assets”), (B) none of CFC, ARSC or ARF is a Loan Party, (C) such Secured Party is not a creditor of, and has no recourse to, CFC, ARSC or ARF pursuant to the Credit Agreement or any other Loan Document, and (D) such Secured Party has no lien on or claim, contractual or otherwise, arising under the Credit Agreement or any other Loan Document to the Pool Assets (whether now existing or hereafter acquired and whether tangible or intangible); provided that nothing herein shall limit any rights the Secured Parties may have to any proceeds or earnings which are transferred from time to time to Cartus by CFC, ARSC or ARF.

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(iii) No Secured Party will institute against or join any other person in instituting against CFC, ARSC or ARF any insolvency proceeding, or solicit, join in soliciting, cooperate with or encourage any motion in support of, any insolvency proceeding involving CFC, ARSC or ARF until one year and one day after the payment in full of all Notes; provided that the foregoing shall not limit the right of any Secured Party to file any claim in or otherwise take any action (not inconsistent with the provisions of this Section 7.20) permitted or required by applicable law with respect to any insolvency proceeding instituted against CFC, ARSC or ARF by any other person.

(iv) Without limiting the foregoing, in the event of any voluntary or involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal or state bankruptcy or similar law involving Cartus, CFC, ARSC, ARF or any other Affiliates of Cartus as debtor, or otherwise, the Secured Parties agree that if, notwithstanding the intent of the parties, Cartus is found to have a property interest in the Pool Assets, then, in such event, CFC and its assigns, including the Indenture Trustee, shall have a first and prior claim to the Pool Assets, and any claim or rights the Secured Parties may have to the Pool Assets, contractual or otherwise, shall be subject to the prior claims of the Indenture Trustee and the Noteholders until all amounts owing under the Indenture shall have been paid in full, and the Secured Parties agree to turn over to the Indenture Trustee any amounts received contrary to the provisions of this clause (iv).

(v) In taking a pledge of the Equity Interests of CFC, each Secured Party acknowledges that it has no right, title or interest in or to any assets of CFC, ARSC or ARF other than its rights to receive, as assignee of Cartus, any dividends or other distributions properly declared and paid or made in respect of the Equity Interests of CFC. Each Secured Party further agrees that it will not (A) until after the payment in full of all Notes, exercise any rights it may have under this Agreement (x) to foreclose on the Equity Interests of CFC or (y) to exercise any voting rights with respect to the Equity Interests of CFC, including any rights to nominate, elect or remove the independent members of the board of directors or managers of CFC or rights to amend the organizational documents of CFC, or (B) until one year and one day after the date on which all Notes have been paid in full, exercise any voting rights it may have to institute a voluntary bankruptcy proceeding on behalf of CFC.

(vi) Each Secured Party hereby covenants and agrees that it will not agree to any amendment, supplement or other modification of this Section 7.20 without the prior written consent of the Indenture Trustee. Each Secured Party further agrees that the provisions of this Section 7.20 are made for the benefit of, and may be relied upon and enforced by, the Indenture Trustee and that the Indenture Trustee shall be a third party beneficiary of this Section 7.20.

SECTION 7.21. [RESERVED].

SECTION 7.22. Successor Administrative Agent. The terms, conditions and provisions of Section 9.09 of the Credit Agreement shall apply to the Administrative Agent hereunder, mutatis mutandis.

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ARTICLE VIII

The Intercreditor Agreement

SECTION 8.01. Intercreditor Agreement. Notwithstanding any provision to the contrary, the priority of the liens and security interests granted to the Administrative Agent pursuant to this Agreement, and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the First Lien Intercreditor Agreement and the First and a Half Lien Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and either of the First Lien Intercreditor Agreement or the First and a Half Lien Intercreditor Agreement, regarding the priority of the liens and security interests granted to the Administrative Agent or the exercise of any right or remedy by the Administrative Agent, the terms of the First Lien Intercreditor Agreement or the First and a Half Lien Intercreditor Agreement, as applicable, shall govern.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

REALOGY INTERMEDIATE HOLDINGS LLC

by	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

REALOGY GROUP LLC

by	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY LOAN PARTIES:

NRT INSURANCE AGENCY, INC. REALOGY OPERATIONS LLC REALOGY SERVICES GROUP LLC REALOGY SERVICES VENTURE PARTNER LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

AMERICAN TITLE COMPANY OF HOUSTON

ATCOH HOLDING COMPANY

BURNET TITLE LLC

BURNET TITLE HOLDING LLC

CASE TITLE COMPANY

CORNERSTONE TITLE COMPANY

EQUITY TITLE COMPANY

EQUITY TITLE MESSENGER SERVICE HOLDING LLC

FRANCHISE SETTLEMENT SERVICES LLC

GUARDIAN HOLDING COMPANY

GUARDIAN TITLE AGENCY, LLC

GULF SOUTH SETTLEMENT SERVICES, LLC

KEYSTONE CLOSING SERVICES LLC

LAKECREST TITLE, LLC

MARKET STREET SETTLEMENT GROUP LLC

MID-ATLANTIC SETTLEMENT SERVICES LLC

NATIONAL COORDINATION ALLIANCE LLC

NRT SETTLEMENT SERVICES OF MISSOURI LLC

NRT SETTLEMENT SERVICES OF TEXAS LLC

PROCESSING SOLUTIONS LLC

SECURED LAND TRANSFERS LLC

ST. JOE TITLE SERVICES LLC

TAW HOLDING INC.

TEXAS AMERICAN TITLE COMPANY

TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC

TITLE RESOURCE GROUP HOLDINGS LLC

TITLE RESOURCE GROUP LLC

TITLE RESOURCE GROUP SERVICES LLC

TITLE RESOURCES INCORPORATED

TRG SETTLEMENT SERVICES, LLP

By:	/s/ Thomas N. Rispoli
Name: Thomas N. Rispoli
Title: Chief Financial Officer

ALPHA REFERRAL NETWORK LLC

BURGDORFF LLC

BURNET REALTY LLC

CAREER DEVELOPMENT CENTER, LLC

CB COMMERCIAL NRT PENNSYLVANIA LLC

CDRE TM LLC

COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC

COLDWELL BANKER PACIFIC PROPERTIES LLC

COLDWELL BANKER REAL ESTATE SERVICES LLC

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

COLDWELL BANKER RESIDENTIAL BROKERAGE LLC

COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK

COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.

COLORADO COMMERCIAL, LLC

HOME REFERRAL NETWORK LLC

JACK GAUGHEN LLC

NRT ARIZONA LLC

NRT ARIZONA COMMERCIAL LLC

NRT ARIZONA REFERRAL LLC

NRT COLORADO LLC

NRT COLUMBUS LLC

NRT COMMERCIAL LLC

NRT COMMERCIAL UTAH LLC

NRT DEVELOPMENT ADVISORS LLC

NRT DEVONSHIRE LLC

NRT HAWAII REFERRAL, LLC

NRT LLC

NRT MID-ATLANTIC LLC

NRT MISSOURI LLC

NRT MISSOURI REFERRAL NETWORK LLC

NRT NEW ENGLAND LLC

NRT NEW YORK LLC

NRT NORTHFORK LLC

NRT PHILADELPHIA LLC

NRT PITTSBURGH LLC

NRT REFERRAL NETWORK LLC

NRT RELOCATION LLC

NRT REOEXPERTS LLC

NRT SUNSHINE INC.

NRT TEXAS LLC

NRT UTAH LLC

NRT WEST, INC.

REAL ESTATE REFERRAL LLC

REAL ESTATE REFERRALS LLC

REAL ESTATE SERVICES LLC

REFERRAL ASSOCIATES OF NEW ENGLAND LLC

REFERRAL NETWORK LLC

REFERRAL NETWORK, LLC

REFERRAL NETWORK PLUS, INC.

SOTHEBY’S INTERNATIONAL REALTY, INC.

SOTHEBY’S INTERNATIONAL REALTY

REFERRAL COMPANY, LLC

THE SUNSHINE GROUP (FLORIDA) LTD. CORP.

THE SUNSHINE GROUP, LTD.

VALLEY OF CALIFORNIA, INC.

By:	/s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

BETTER HOMES AND GARDENS REAL ESTATE LLC

BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC

CENTURY 21 REAL ESTATE LLC

CGRN, INC.

COLDWELL BANKER LLC

COLDWELL BANKER REAL ESTATE LLC

ERA FRANCHISE SYSTEMS LLC

GLOBAL CLIENT SOLUTIONS LLC

ONCOR INTERNATIONAL LLC

REALOGY FRANCHISE GROUP LLC

REALOGY GLOBAL SERVICES LLC

REALOGY LICENSING LLC

SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC

SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC

WORLD REAL ESTATE MARKETING LLC

WREM, INC.

By:	/s/ Andrew G. Napurano
Name: Andrew G. Napurano
Title: Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

CARTUS ASSET RECOVERY CORPORATION CARTUS CORPORATION

By:	/s/ Eric Barnes
Name: Eric Barnes
Title: Chief Financial Officer

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent

by	/s/ Neil R. Boylan
Name: Neil R. Boylan
Title: Managing Director

Schedule I to the

Collateral Agreement

Pledged Stock

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

Alpha Referral Network LLC	100%	Common Stock	Coldwell Banker Residential Referral Network – 100%	Uncertificated

American Title Company of Houston	1,000	Common Stock	ATCOH Holding Company – 100%	3

ATCOH Holding Company	160	Common Stock	Texas American Title Company – 100%	16

Better Homes and Gardens Real Estate Licensee LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Better Homes and Gardens Real Estate LLC	100%	Membership Units	Realogy Services Group LLC	Uncertificated

Burgdorff LLC	100%	Membership Units	NRT LLC	Uncertificated

Burnet Realty LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Burnet Title Holding LLC	10,000	Membership Interests	Title Resource Group LLC – 100%	8

Burnet Title LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

Career Development Center, LLC	100	Common Stock	NRT Arizona LLC – 100%	2

Cartus Asset Recovery Corporation	1000	Common Stock	Cartus Corporation – 100%	1

Cartus B.V.	11,700	Common Stock	Cartus Corporation – 65%	Uncertificated

Cartus Corporation	850	Common Stock	Realogy Services Group LLC – 100%	5

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

Cartus India Private Limited (India)	16,575	Common Stock	Cartus Corporation – 51% Cartus Global Holdings Limited – 49%	1

Cartus Relocation Canada Limited	13; 52	Common Stock	Cartus Corporation – 65%	CA-1 CB-1

Cartus Financial Corporation	1,000	Common Stock	Cartus Corporation – 100%	3

Cartus Holdings Limited	4,875,000	Ordinary Shares	Cartus Corporation – 65%	6

Cartus Relocation Canada Limited (UK)	100	Ordinary Shares	Cartus Corporation – 65%	4

Cartus Relocation Hong Kong Limited	6,500	Ordinary Shares	Cartus Corporation – 65%	Uncertificated

Cartus Relocation Limited (UK)	65	Ordinary Shares	Cartus Corporation – 65%	7

Cartus Sarl	130	Common Stock	Cartus Corporation – 65%	Uncertificated

Cartus SAS	226,200	Common Stock	Cartus Corporation – 65%	Uncertificated

CB Commercial NRT Pennsylvania LLC	100%	Membership Units	NRT Pittsburgh LLC – 100%	Uncertificated

CDRE TM LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Century 21 Real Estate LLC	1,000	Membership Units	Realogy Services Group LLC – 100%	9

CGRN, Inc.	100	Common Stock	Realogy Services Group LLC – 100%	4

Coldwell Banker Commercial Pacific Properties LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Coldwell Banker LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Coldwell Banker Pacific Properties LLC	100%	Membership Units	Coldwell Banker Real Estate Services LLC	Uncertificated

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

Coldwell Banker Real Estate LLC	100%	Membership Units	Coldwell Banker LLC – 100%	Uncertificated

Coldwell Banker Real Estate Services LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC – 100%	Uncertificated

Coldwell Banker Residential Brokerage Company	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC – 100%	9

Coldwell Banker Residential Brokerage LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Coldwell Banker Residential Real Estate LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC – 100%	Uncertificated

Coldwell Banker Residential Referral Network	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC – 100%	5

Coldwell Banker Residential Referral Network, Inc.	100	Common Stock	NRT Pittsburgh LLC – 100%	3

Colorado Commercial, LLC	100%	Membership Interests	NRT Colorado LLC – 100%	Uncertificated

Cornerstone Title Company	100	Common Stock	Title Resource Group Holdings LLC – 100%	4

Equity Title Company	6,000	Common Stock	Title Resource Group LLC – 100%	52

Equity Title Messenger Service Holding LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

ERA Franchise Systems LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Franchise Settlement Services LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

Global Client Solutions LLC	100%	Membership Units	Realogy Franchise Group LLC – 100%	Uncertificated

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

Guardian Holding Company	100	Common Stock	Title Resource Group LLC – 100%	3

Guardian Title Agency, LLC	100	Membership Units	Title Resource Group LLC – 100%	5

Gulf South Settlement Services, LLC	100	Membership Units	Title Resource Group Affiliates Holdings LLC – 100%	1

Home Referral Network LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Jack Gaughen LLC	100%	Membership Units	NRT Mid-Atlantic LLC – 100%	Uncertificated

Keystone Closing Services LLC	50	Membership Units	Title Resource Group LLC – 100%	4

Lakecrest Title, LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

Market Street Settlement Group LLC	100%	Membership Units	Title Resource Group Holdings LLC – 100%	Uncertificated

Mid-Atlantic Settlement Services LLC	350	Membership Interests	Title Resource Group LLC – 100%	1

National Coordination Alliance LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

NRT Arizona Commercial LLC	100%	Membership Units	NRT Arizona LLC – 100%	Uncertificated

NRT Arizona LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Arizona Referral LLC	100%	Membership Units	NRT Arizona LLC – 100%	Uncertificated

NRT Colorado LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Columbus LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC – 100%	Uncertificated

NRT Commercial LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Commercial Utah LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

NRT Development Advisors LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Devonshire LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Hawaii Referral, LLC	100	Membership Units	NRT LLC – 100%	1

NRT Insurance Agency, Inc.	1,000	Common Stock	NRT LLC – 100%	4

NRT LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

NRT Mid-Atlantic LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Missouri LLC	100%	Membership Units	Coldwell Banker Residential Brokerage LLC – 100%	Uncertificated

NRT Missouri Referral Network LLC	100%	Membership Units	Coldwell Banker Residential Referral Network – 100%	Uncertificated

NRT New England LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT New York LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Northfork LLC	100%	Membership Units	NRT New York LLC – 100%	Uncertificated

NRT Philadelphia LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Pittsburgh LLC	100%	Membership Units	Coldwell Banker Residential Real Estate LLC – 100%	Uncertificated

NRT Referral Network LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Relocation LLC	100	Membership Units	Realogy Operations LLC – 100%	2

NRT REOExperts LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Settlement Services of Missouri LLC	100%	Membership Units	Title Resource Group LLC	Uncertificated

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

NRT Settlement Services of Texas LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

NRT Sunshine Inc.	100	Common Stock	NRT LLC – 100%	1

NRT Texas LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT Utah LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

NRT West, Inc.	100	Common Stock	NRT LLC – 100%	1

ONCOR International LLC	100	Membership Units	Realogy Franchise Group LLC – 100% [f/k/a Realogy Franchise Group, Inc.]	2

Primacy Relocation Consulting (Shanghai) Co., Ltd.	65%	Common Stock	Cartus Corporation – 65%	Uncertificated

Processing Solutions LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

Real Estate Referral LLC	100%	Membership Units	NRT New England LLC – 100%	Uncertificated

Real Estate Referrals LLC	100%	Membership Units	NRT Mid-Atlantic LLC – 100%	Uncertificated

Real Estate Services LLC	100%	Membership Units	NRT LLC – 100%	Uncertificated

Realogy Blue Devil Holdco LLC	65	Membership Units	Coldwell Banker Real Estate LLC [f/k/a Coldwell Banker Real Estate Corporation] – 65%	1

Realogy Cavalier Holdco, LLC	65	Membership Units	Cartus Corporation – 65%	2

Realogy Franchise Group LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Realogy Global Services LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

Realogy Group LLC	100%	Membership Units	Realogy Intermediate Holdings LLC – 100%	Uncertificated

Realogy Licensing LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Realogy Operations LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Realogy Services Group LLC	100	Membership Units	Realogy Group LLC – 100%	2

Realogy Services Venture Partner LLC	100%	Common Stock	Realogy Services Group LLC – 100%	Uncertificated

Referral Associates of New England LLC	100%	Membership Units	NRT New England LLC – 100%	Uncertificated

Referral Network LLC	100	Common Stock	Coldwell Banker Residential Referral Network – 100%	27

Referral Network Plus, Inc.	1000	Common Stock	Coldwell Banker Residential Brokerage Company – 100%	2

Referral Network, LLC	100%	Membership Interests	NRT Colorado LLC – 100%	Uncertificated

Secured Land Transfers LLC	100%	Membership Interests	Title Resource Group LLC – 100%	Uncertificated

Sotheby’s International Realty Affiliates LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Sotheby’s International Realty Licensee LLC	100%	Membership Units	Realogy Services Group LLC – 100%	Uncertificated

Sotheby’s International Realty Referral Company, LLC	100	Membership Units	Sotheby’s International Realty, Inc. – 100%	1

Sotheby’s International Realty, Inc.	8,333	Common Stock	NRT LLC – 100%	6

Entity	Issued and Outstanding Stock	Type of Equity Interest	Owners (%)	Certificate Number

St. Joe Title Services LLC	100%	Membership Interests	Title Resource Group LLC – 100%	Uncertificated

TAW Holding Inc.	750	Common Stock	ATCOH Holding Company – 100%	12

Texas American Title Company	450	Common Stock	Title Resource Group LLC – 100%	13

The Sunshine Group (Florida) Ltd. Corp.	1,000	Common Stock	NRT Sunshine, Inc. – 100%	6

The Sunshine Group, Ltd.	1,000	Common Stock	NRT Sunshine Inc. – 100%	3

Title Resource Group Affiliates Holdings LLC	100%	Membership Units	Title Resource Group Holdings LLC – 100%	Uncertificated

Title Resource Group Holdings LLC	100%	Membership Units	Title Resource Group LLC – 100%	Uncertificated

Title Resource Group LLC	100%	Membership Units	Realogy Services Group LLC – 100%	4

Title Resource Group Services LLC	100%	Membership Units	St. Joe Title Services LLC – 100%	Uncertificated

Title Resources Incorporated	1,500	Common Stock	TAW Holding Inc. – 100%	1

TRG Settlement Services, LLP	1	Partnership Interest	Title Resource Group LLC – 1%	4

	99		Title Resource Group Services LLC – 99%	5

Valley of California, Inc.	1,000	Common Stock	Coldwell Banker Residential Brokerage LLC – 100%	5

World Real Estate Marketing LLC	100%	Membership Units	Century 21 Real Estate LLC – 100%	Uncertificated

WREM, Inc.	100%	Common Stock	World Real Estate Marketing LLC –100%	1

Debt Securities

Instruments

Pledged Global Intercompany Note, dated May 7, 2009

Schedule II to the

Collateral Agreement

INTELLECTUAL PROPERTY OWNED BY GRANTORS

Patents and Patent Applications

US Patents

Owner Name	Type of Patent	Patent Title	Patent No.

Cartus Corporation	Utility	System and Method of Selecting Freight Forwarding Companies	8,131,598

US Patent Applications

Owner Name	Type of Patent	Patent Title	Application No.

Realogy Operations LLC	Utility	Methods and Arrangements For Facilitating The Processing of Real Estate Information	10/167,132

Coldwell Banker Real Estate LLC	Utility	System and Method for Searching Real Estate Listings Using Imagery	13/271,512

Trademarks and Trademark Applications

Better Homes and Gardens Real Estate Licensee LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
BROKERMAP	United States	Better Homes and Gardens Real Estate Licensee LLC	77924620	4091533
GREENLIGHT PROGRAM	United States	Better Homes and Gardens Real Estate Licensee LLC	77822354	3792595
HOME SELECTION ASSISTANT	United States	Better Homes and Gardens Real Estate Licensee LLC	77914332	3905924
HOME, FIRST HOME	United States	Better Homes and Gardens Real Estate Licensee LLC	85476108

Burnet Realty LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
DISTINCTIVE HOMES	United States	Burnet Realty LLC	74085862	1712157
MAKING DREAMS COME HOME	United States	Burnet Realty LLC	78486327	3127865

Cartus Corporation

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CARTUS	Australia	Cartus Corporation	1097159	1097159
CARTUS AND GLOBE DESIGN	Australia	Cartus Corporation	1099707	1099707
CARTUS AND GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100296	1100296
CARTUS RESOURCES	Australia	Cartus Corporation	1097160	1097160
GLOBE DESIGN	Australia	Cartus Corporation	1099706	1099706
GLOBE DESIGN (in color)	Australia	Cartus Corporation	1100295	1100295
CARTUS	Canada	Cartus Corporation	1288571	735956
CARTUS AND GLOBE DESIGN	Canada	Cartus Corporation	1290421	735755
GLOBALNET	Canada	Cartus Corporation	798683	577034
GLOBE DESIGN	Canada	Cartus Corporation	1290423	735769
GLOBE DESIGN (in color)	Canada	Cartus Corporation	1290424	735757
CARTUS	China (People’s Republic)	Cartus Corporation	5159090	5159090
CARTUS	China (People’s Republic)	Cartus Corporation	5158802	5158802
CARTUS	China (People’s Republic)	Cartus Corporation	5158803	5158803
CARTUS	China (People’s Republic)	Cartus Corporation	5158804	5158804
CARTUS AND GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168322	5168322
CARTUS AND GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168323	5168323
CARTUS AND GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168324	5168324
CARTUS AND GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168325	5168325
GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168334	5168334
GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168335	5168335
GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168316	5168316
GLOBE DESIGN	China (People’s Republic)	Cartus Corporation	5168317	5168317
GLOBE DESIGN (in color)	China (People’s Republic)	Cartus Corporation	5168318	5168318
GLOBE DESIGN (in color)	China (People’s Republic)	Cartus Corporation	5168319	5168319
GLOBE DESIGN (in color)	China (People’s Republic)	Cartus Corporation	5168320	5168320
GLOBE DESIGN (in color)	China (People’s Republic)	Cartus Corporation	5168321	5168321
ONLY RELOCATION. ONLY PRIMACY	China (People’s Republic)	Cartus Corporation	6202280	6202280
ONLY RELOCATION. ONLY PRIMACY	China (People’s Republic)	Cartus Corporation	6202279	6202279
PRIMACY PU BAI SI in Chinese Characters	China (People’s Republic)	Cartus Corporation	7182483	7182483
PRIMACY PU BAI SI in Chinese Characters	China (People’s Republic)	Cartus Corporation	7182482	7182482
PRIMACY PU BAI SI in Chinese Characters	China (People’s Republic)	Cartus Corporation	7843180	7843180
PRIMACY RELOCATION	China (People’s Republic)	Cartus Corporation	6202321	6202321
PRIMACY RELOCATION	China (People’s Republic)	Cartus Corporation	6202322	6202322
PRIMACY RELOCATION (Stylized)	China (People’s Republic)	Cartus Corporation	6202323	6202323

Trademark	Country Name	Owner Name	Application No.	Registration No.
PRIMACY RELOCATION (Stylized)	China (People’s Republic)	Cartus Corporation	6202324	6202324
PU BAI SI (Chinese Characters)	China (People’s Republic)	Cartus Corporation	7186714	7186714
PU BAI SI (Chinese Characters)	China (People’s Republic)	Cartus Corporation	7186713	7186713
PU BAI SI in Chinese Characters	China (People’s Republic)	Cartus Corporation	7843179	7843179
SHORTEN THE DISTANCE	China (People’s Republic)	Cartus Corporation	6202329	6202329
SUNBURST LOGO	China (People’s Republic)	Cartus Corporation	6202325	6202325
SUNBURST LOGO	China (People’s Republic)	Cartus Corporation	6202326	6202326
THE PRIMACY DIFFERENCE	China (People’s Republic)	Cartus Corporation	6202327	6202327
THE PRIMACY DIFFERENCE	China (People’s Republic)	Cartus Corporation	6202328	6202328
CARTUS	European Community	Cartus Corporation	4892832	4892832
CARTUS AND GLOBE DESIGN	European Community	Cartus Corporation	4924023	4924023
GLOBALNET	European Community	Cartus Corporation	126607	126607
GLOBE DESIGN	European Community	Cartus Corporation	4924031	4924031
GLOBE DESIGN (in color)	European Community	Cartus Corporation	4924049	4924049
CARTUS	Hong Kong	Cartus Corporation	300575721	300575721
CARTUS AND GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583588	300583588
CARTUS RESOURCES	Hong Kong	Cartus Corporation	300575730	300575730
GLOBE DESIGN (in series)	Hong Kong	Cartus Corporation	300583597	300583597
CARTUS	India	Cartus Corporation	1960888	1960888
CARTUS	India	Cartus Corporation	1960889	1960889
CARTUS	India	Cartus Corporation	1960890	1960890
CARTUS	India	Cartus Corporation	1960891	1960891
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960896	1960896
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960897
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960898	1960898
CARTUS AND GLOBE DESIGN	India	Cartus Corporation	1960899	1960899
GLOBE DESIGN	India	Cartus Corporation	1960895
GLOBE DESIGN	India	Cartus Corporation	1960894
GLOBE DESIGN	India	Cartus Corporation	1960893
GLOBE DESIGN	India	Cartus Corporation	1960892
PRIMACY & Sunburst Logo (Series of 3)	India	Primacy Relocation LLC*	1677337	1677337
SUNBURST LOGO (series of 3)	India	Primacy Relocation LLC*	1677336	1677336
CARTUS AND GLOBE DESIGN	Mexico	Cartus Corporation	842198	992079
CARTUS	Singapore	Cartus Corporation	T0602094F	T0602094F
CARTUS	Singapore	Cartus Corporation	T0602095D	T0602095D
CARTUS	Singapore	Cartus Corporation	T0602096B	T0602096B
CARTUS	Singapore	Cartus Corporation	T0602097J	T0602097J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603007J	T0603007J
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603008I	T0603008I

Trademark	Country Name	Owner Name	Application No.	Registration No.
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603009G	T0603009G
CARTUS AND GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603011I	T0603011I
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602099G	T0602099G
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602100D	T0602100D
CARTUS RESOURCES	Singapore	Cartus Corporation	T0602101B	T0602101B
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603003H	T0603003H
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603004F	T0603004F
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603005D	T0603005D
GLOBE DESIGN (in series)	Singapore	Cartus Corporation	T0603006B	T0603006B
CARTUS	Switzerland	Cartus Corporation	54569/2010	612621
CARTUS AND GLOBE DESIGN	Switzerland	Cartus Corporation	54212/2010	612613
CARTUS AND GLOBE DESIGN (in color)	Switzerland	Cartus Corporation	54213/2010	612614
GLOBE DESIGN	Switzerland	Cartus Corporation	54216/2010	612616
GLOBE DESIGN (in color)	Switzerland	Cartus Corporation	54214/2010	612615
CARTUS	United Kingdom	Cartus Corporation	2412844	2412844
CARTUS AND GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414215	2414215
CARTUS RESOURCES	United Kingdom	Cartus Corporation	2412845	2412845
GLOBE DESIGN (in series)	United Kingdom	Cartus Corporation	2414216	2414216
HOME AND MOVE FROM CARTUS & Gate Design	United Kingdom	Cartus Corporation	2419497	2419497
RELOCATION AGENT NETWORK & LEFT SIDE HOUSE DESIGN	United Kingdom	Cartus Corporation	2619135	2619135
RELOCATION AGENT NETWORK & TOP LEFT ARROW DESIGN	United Kingdom	Cartus Corporation	2625214	2625214
RELOCATION AGENT NETWORK & TOP LEFT ARROW RECTANGLE DESIGN	United Kingdom	Cartus Corporation	2645110
RELOCATION AGENT NETWORK & TOP LEFT HOUSE DESIGN	United Kingdom	Cartus Corporation	2619137	2619137
RELOCATION ALLIANCE & LEFT SIDE HOUSE DESIGN	United Kingdom	Cartus Corporation	2619353	2619353
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United Kingdom	Cartus Corporation	2137549	2137549
CARTUS	United States	Cartus Corporation	78808792	3370574
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78817923	3314369
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818045	3314372
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818064	3321204
CARTUS AND GLOBE DESIGN	United States	Cartus Corporation	78818082	3383108
EASYTOUR	United States	Cartus Corporation	78659865	3331185
GLOBALNET	United States	Cartus Corporation	75153284	2198869
GLOBE DESIGN	United States	Cartus Corporation	78817943	3314370

Trademark	Country Name	Owner Name	Application No.	Registration No.
GLOBE DESIGN	United States	Cartus Corporation	78818047	3314373
GLOBE DESIGN	United States	Cartus Corporation	78818069	3321205
GLOBE DESIGN	United States	Cartus Corporation	78818087	3379520
GLOBE DESIGN (in color)	United States	Cartus Corporation	78817954	3314371
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818055	3314374
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818077	3321206
GLOBE DESIGN (in color)	United States	Cartus Corporation	78818090	3379521
HOME AND MOVE	United States	Cartus Corporation	78817256	3372957
HOME AND MOVE & Design	United States	Cartus Corporation	78817258	3372958
MEMBERMOVE	United States	Cartus Corporation	73748964	1554062
MILES FROM HOME	United States	Cartus Corporation	77790815	3792478
MOVEPLUS	United States	Cartus Corporation	85073868	3917108
PRIMACY HOME LOANS & DEVICE	United States	Cartus Corporation	77457745	3579179
PRIMACY RELOCATION & DEVICE	United States	Cartus Corporation	75622523	2326003
SUNBURST LOGO	United States	Cartus Corporation	75622522	2316479
WE MOVE THE PEOPLE WHO MOVE THE WORLD	United States	Cartus Corporation	75304946	2455642

*	Primacy Relocation LLC* merged into Cartus Corporation as of December 31, 2010, and Cartus Corporation now owns all of Primacy’s marks. Recordal of that merger has been filed and recordal certificates are pending.

CDRE TM LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
A DIFFERENT KIND OF REAL ESTATE COMPANY	United States	CDRE TM LLC	75789598	2635982
CAPE COD STYLE	United States	CDRE TM LLC	76410655	2971401
CAPE COD STYLE	United States	CDRE TM LLC	76410657	2736246
CORCORAN	United States	CDRE TM LLC	75688924	2533288
CORCORAN	United States	CDRE TM LLC	77251976	3417729
CORCORAN WEXLER	United States	CDRE TM LLC	76315555	2576142
CORNERSTONES OF LIFE PROGRAM & Design	United States	CDRE TM LLC	77119473	3421531
CS and Interlocking Circles Design	United States	CDRE TM LLC	77287785	3418149
FS & Design	United States	CDRE TM LLC	73330013	1228982
FS FRED SANDS REALTORS & Design	United States	CDRE TM LLC	73330014	1228983
GREENWICHSTYLE	United States	CDRE TM LLC	77619262	3639386

Trademark	Country Name	Owner Name	Application No.	Registration No.
IT’S ABOUT LIFE	United States	CDRE TM LLC	78280153	2973564
LEADING AGENTS, LEADING THE WAY	United States	CDRE TM LLC	77022828	3423467
LEAVE IT TO THE EXPERTS	United States	CDRE TM LLC	85201698	4043351
LITCHFIELDCOUNTYSTYLE	United States	CDRE TM LLC	77619263	3639387
LIVE WHO YOU ARE	United States	CDRE TM LLC	78713347	3178618
LOCALINK	United States	CDRE TM LLC	78525869	3110476
MORE BROKER PER SQ FT	United States	CDRE TM LLC	77612078	3635209
NEW WAVE OF REAL ESTATE & Design	United States	CDRE TM LLC	85535694	4205722
NEWYORKCITYSTYLE	United States	CDRE TM LLC	77819231	3858479
ONLY WITH US	United States	CDRE TM LLC	85690452	4272410
OUR TOWN	United States	CDRE TM LLC	78449628	3094142
PREFERRED MOVES	United States	CDRE TM LLC	78871795	3398527
SALES + RENTALS. KNOWLEDGE + GUIDANCE.	United States	CDRE TM LLC	85662605
THE CORCORAN GROUP	United States	CDRE TM LLC	75689238	2366134
THE SUNSHINE GROUP LTD	United States	CDRE TM LLC	76408231	2768873
WESTCHESTERSTYLE	United States	CDRE TM LLC	77619264	3918443
WWW.CORCORAN.COM	United States	CDRE TM LLC	75732288	2499454
YOU SHOULD SOBE HERE & Design	United States	CDRE TM LLC	85279992	4048717
YOUR NEW WAY HOME	United States	CDRE TM LLC	85629502

CGRN Inc.

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CGRN	United States	CGRN Inc.	75540186	2466103
Stick Man Design	United States	CGRN Inc.	75673268	2332340

Sotheby’s International Realty Licensee LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
RESIDE	Egypt	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	European Community	Sotheby’s International Realty Licensee LLC	009324302	009324302

RESIDE	Int’l Registration	Sotheby’s International Realty Licensee LLC	A0026174	1094329

RESIDE	Japan	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Monaco	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Morocco	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Oman	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Russian Federation	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Singapore	Sotheby’s International Realty Licensee LLC	A0026174	IR 1094329

RESIDE	Switzerland	Sotheby’s International Realty Licensee LLC	A0026174

RESIDE	Turkey	Sotheby’s International Realty Licensee LLC	A0026174

ARTFULLY UNITING EXTRAORDINARY HOMES WITH EXTRAORDINARY LIVES	United States	Sotheby’s International Realty Licensee LLC	85028407	4086034

FOR THE ONGOING COLLECTION OF LIFE	United States	Sotheby’s International Realty Licensee LLC	78490698	3069400

Trademark	Country Name	Owner Name	Application No.	Registration No.
RESIDE	United States	Sotheby’s International Realty Licensee LLC	77089845	3415244

RESIDE	Viet Nam	Sotheby’s International Realty Licensee LLC	A0026174

Title Resource Group LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
AMERICAN TITLE COMPANY & Design	United States	Title Resource Group LLC	85314000	4070488
BURNET TITLE	United States	Title Resource Group LLC	85316954	4101529
BURNET TITLE & Design	United States	Title Resource Group LLC	85316962	4076711
BURROW ESCROW SERVICES & Design	United States	Title Resource Group LLC	85317756	4076724
CCS CONVENIENT CLOSING SERVICES & Design	United States	Title Resource Group LLC	85311808	4070394
CENSTAR	United States	Title Resource Group LLC	78439772	3213898
Circle Logo (TRG)	United States	Title Resource Group LLC	78869716	3293882
Circle Logo (TRG)	United States	Title Resource Group LLC	78869726	3279724
COUNT ON OUR EXCELLENCE	United States	Title Resource Group LLC	78783827	3532528
DON’T SETTLE FOR COMPLICATED, SETTLE FOR CONVENIENCE	United States	Title Resource Group LLC	78484489	3262070
E EQUITY CLOSING & Design	United States	Title Resource Group LLC	85319019	4076741
E EQUITY TITLE & Design (in color)	United States	Title Resource Group LLC	85319350	4076746
E EQUITY TITLE COMPANY & Design (in color)	United States	Title Resource Group LLC	85319360	4170293

Trademark	Country Name	Owner Name	Application No.	Registration No.
FIRST CALIFORNIA ESCROW	United States	Title Resource Group LLC	85319428	4098393
GATEWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78768106	3224478
IN HOUSE	United States	Title Resource Group LLC	78626295	3607601
KEYSTONE CLOSING SERVICES & Design	United States	Title Resource Group LLC	85323511	4070751
KEYSTONE TITLE SERVICES & Design	United States	Title Resource Group LLC	85323540	4083175
L LANDWAY SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78815007	3219806
LAKECREST RELOCATION SERVICES	United States	Title Resource Group LLC	85172501	4057529
LAKECREST RELOCATION SERVICES & Design	United States	Title Resource Group LLC	85172504	4057530
MAKING HOUSES INTO HOMES	United States	Title Resource Group LLC	78466961	3288623
MAKING HOUSES INTO HOMES COAST TO COAST	United States	Title Resource Group LLC	85365082	4084012
MARDAN SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	78814998	3282646
MARKET STREET & Design	United States	Title Resource Group LLC	85324179	4104721
MID-ATLANTIC SETTLEMENT SERVICES & Design	United States	Title Resource Group LLC	85327090	4093455
SECURED LAND TRANSFERS INC. & Design	United States	Title Resource Group LLC	85331341	4093501
SHORT TRAC	United States	Title Resource Group LLC	85090682	4007465
SHORT TRAC & House Design	United States	Title Resource Group LLC	85090690	4007466
SHORT TRAC House Design	United States	Title Resource Group LLC	85090665	4007464
SINGLE SOLUTION	United States	Title Resource Group LLC	77548999	3597988

Trademark	Country Name	Owner Name	Application No.	Registration No.
SOUTHERN EQUITY SERVICES & Design	United States	Title Resource Group LLC	78815000	3219805
SUNBELT TITLE AGENCY & Design	United States	Title Resource Group LLC	85331345	4093502
SUNBELT TITLE AGENCY & Sun Design	United States	Title Resource Group LLC	85679258
TITLE RESOURCES GUARANTY COMPANY & Design	United States	Title Resource Group LLC	85326284	4095791
Title!Snap	United States	Title Resource Group LLC	85618108
Title!Snap & Design	United States	Title Resource Group LLC	85618540
TRG & Circle Design	United States	Title Resource Group LLC	85326266	4090297
U.S. TITLE & Design	United States	Title Resource Group LLC	85326274	4095790
WEST COAST ESCROW FIRST IN PEOPLE FIRST IN SERVICE & Design	United States	Title Resource Group LLC	85326253	4095789

Century 21 Real Estate LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC	3200601329	54333
CENTURY 21	African Union Territories (OAPI)	Century 21 Real Estate LLC	3200601330	54334
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54336	54336
CENTURY 21 & New House Design	African Union Territories (OAPI)	Century 21 Real Estate LLC	54335	54335
CENTURY 21	Albania	Century 21 Real Estate LLC	AL/T/2007/475	11869
CENTURY 21 & New House Design	Albania	Century 21 Real Estate LLC	AL/T/2007/476	11880

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Algeria	Century 21 Real Estate LLC	052378	72968
CENTURY 21 & New House Design	Algeria	Century 21 Real Estate LLC	052379	72969
CENTURY 21	Angola	Century 21 Real Estate LLC	17686
CENTURY 21	Angola	Century 21 Real Estate LLC	17687
CENTURY 21 & New House Design	Angola	Century 21 Real Estate LLC	17688
CENTURY 21 & New House Design	Angola	Century 21 Real Estate LLC	17689
CENTURY 21	Anguilla	Century 21 Real Estate LLC		4386
CENTURY 21	Anguilla	Century 21 Real Estate LLC		2706
CENTURY 21 & New House Design	Anguilla	Century 21 Real Estate LLC		4387
CENTURY 21 & New House Design	Anguilla	Century 21 Real Estate LLC		4388
CENTURY 21	Antigua and Barbuda	Century 21 Real Estate LLC	99232064	7004
CENTURY 21 & New House Design	Antigua and Barbuda	Century 21 Real Estate LLC	99232065	7005
CENTURY 21	Argentina	Century 21 Real Estate LLC	1789489	1939876
CENTURY 21	Argentina	Century 21 Real Estate LLC	1789490	1939877
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793605	1940048
CENTURY 21 & New House Design	Argentina	Century 21 Real Estate LLC	1793606	1940040
SIGLO 21	Argentina	Century 21 Real Estate LLC	3005173
CENTURY 21	Aruba	Century 21 Real Estate LLC	89051914	14483
CENTURION	Australia	Century 21 Real Estate LLC	559492	559492
CENTURY 21	Australia	Century 21 Real Estate LLC	326586	326586
CENTURY 21	Australia	Century 21 Real Estate LLC	491234	491234
CENTURY 21	Australia	Century 21 Real Estate LLC	491233	491233
CENTURY 21 & New House & Sign Design (Series of 2)	Australia	Century 21 Real Estate LLC	554728	554728
CENTURY 21 & New House Design	Australia	Century 21 Real Estate LLC	542303	542303
CENTURY 21 & Sign & Post Design (Series of 2)	Australia	Century 21 Real Estate LLC	554730	554730
SMARTER.BOLDER.FASTER.	Australia	Century 21 Real Estate LLC	1502579
THE WORLD IS SOLD ON CENTURY 21	Australia	Century 21 Real Estate LLC	1050167	1050167
CENTURY 21	Austria	Century 21 Real Estate LLC	AM 2269/75	81547
CENTURY 21 & New House Design	Austria	Century 21 Real Estate LLC	AM 5860/90	136271
CENTURY 21	Azerbaijan	Century 21 Real Estate LLC	20060373	20070412
CENTURY 21 & New House Design	Azerbaijan	Century 21 Real Estate LLC	20060374	20070411

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Bahamas	Century 21 Real Estate LLC	8282	8282
CENTURY 21 & New House Design	Bahamas	Century 21 Real Estate LLC	14542	14542
CENTURY 21	Bahrain	Century 21 Real Estate LLC	422/89	12537
CENTURY 21	Bahrain	Century 21 Real Estate LLC	423/89	706
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	387/91	884
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	425/89	707
CENTURY 21 & New House Design	Bahrain	Century 21 Real Estate LLC	424/89	12538
CENTURY 21	Bangladesh	Century 21 Real Estate LLC	122235
CENTURY 21	Bangladesh	Century 21 Real Estate LLC	122234
CENTURY 21 & New Pitched Roof House Design	Bangladesh	Century 21 Real Estate LLC	122233
CENTURY 21 & New Pitched Roof House Design	Bangladesh	Century 21 Real Estate LLC	122232
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/490
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/6593
CENTURY 21	Barbados	Century 21 Real Estate LLC		81/534
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate LLC		81/6594
CENTURY 21 & New House Design	Barbados	Century 21 Real Estate LLC		81/6249
CENTURY 21	Belize	Century 21 Real Estate LLC	6234	6234
CENTURY 21	Belize	Century 21 Real Estate LLC	1724.03	1724.03
CENTURY 21 & New House Design	Belize	Century 21 Real Estate LLC	1725.03	1725.03
SIGLO 21	Belize	Century 21 Real Estate LLC	1723.03	1723.03
CENTURION	Benelux	Century 21 Real Estate LLC	766104	497239
CENTURY 21	Benelux	Century 21 Real Estate LLC	834723	556946
CENTURY 21	Benelux	Century 21 Real Estate LLC	34606	335022
CENTURY 21	Benelux	Century 21 Real Estate LLC	691728	151437
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	755505	487878
CENTURY 21 & New House Design	Benelux	Century 21 Real Estate LLC	834724	556947
CENTURY 21 & Sign & Post Design	Benelux	Century 21 Real Estate LLC	774593	508016
CENTURY 21 & Sign Design	Benelux	Century 21 Real Estate LLC	774594	508017
EEUW 21	Benelux	Century 21 Real Estate LLC	739532	475269
SIECLE 21	Benelux	Century 21 Real Estate LLC	739533	475270
CENTURY 21	Bermuda	Century 21 Real Estate LLC	42240	42240
CENTURY 21	Bermuda	Century 21 Real Estate LLC	7935	7935

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	42241	42241
CENTURY 21 & New House Design	Bermuda	Century 21 Real Estate LLC	21330	21330
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73321
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73319
CENTURY 21	Bolivia	Century 21 Real Estate LLC	146214	73320
CENTURY 21 & New House Design	Bolivia	Century 21 Real Estate LLC	146214	73318
SIGLO 21	Bolivia	Century 21 Real Estate LLC	2541921	75829
CENTURY 21	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069892A	BAZ069892
CENTURY 21 & New House Design	Bosnia and Herzegovina	Century 21 Real Estate LLC	BAZ069891A	BAZ069891
CENTURY 21	Brazil	Century 21 Real Estate LLC	26404/75	7061021
CENTURY 21	Brazil	Century 21 Real Estate LLC	10882/79	7201044
CENTURY 21	Brazil	Century 21 Real Estate LLC	817906088	817906088
CENTURY 21	Brazil	Century 21 Real Estate LLC	817906096	817906096
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	815818670	815818670
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	815817355	815817355
CENTURY 21 & New House Design	Brazil	Century 21 Real Estate LLC	817906100	817906100
SECULO 21	Brazil	Century 21 Real Estate LLC	820829749	820829749
CENTURY 21	Brunei Darussalam	Century 21 Real Estate LLC	35586	35586
CENTURY 21 & New House Design	Brunei Darussalam	Century 21 Real Estate LLC	35588	35588
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12207	18876
CENTURY 21	Bulgaria	Century 21 Real Estate LLC	12208	1675
CENTURY 21 & New House Design	Bulgaria	Century 21 Real Estate LLC	67145	52033
AD/PAC	Canada	Century 21 Real Estate LLC	476194	286901
BRANCHE A VOTRE MAISON	Canada	Century 21 Real Estate LLC	1473336	791319
BRANCHE SUR BIEN PLUS	Canada	Century 21 Real Estate LLC	1473337	791322
CAMPUS 21	Canada	Century 21 Real Estate LLC	1496345
CAMPUS 21 & Design	Canada	Century 21 Real Estate LLC	1499258	820059
CENTURY 21	Canada	Century 21 Real Estate LLC	587710	368747
CENTURY 21	Canada	Century 21 Real Estate LLC	417509	233529
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673859	397607
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673854	401397
CENTURY 21 & New House Design	Canada	Century 21 Real Estate LLC	673857	397606

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & Old Design	Canada	Century 21 Real Estate LLC	587712	368748
CENTURY 21 & Sign & Post Design	Canada	Century 21 Real Estate LLC	673855	400535
CENTURY 21 & Sign & Post Design (Color)	Canada	Century 21 Real Estate LLC	673856	400536
CENTURY 21 CONNECTIONS GUICHET UNIQUE VALUER AJOUTEE & Design	Canada	Century 21 Real Estate LLC	1080726	595238
CENTURY 21 CONNECTIONS REAL CONVENIENCE REAL VALUE & Design	Canada	Century 21 Real Estate LLC	1027978	587032
CENTURY 21 Sign & Post Design (Gold & Black)	Canada	Century 21 Real Estate LLC	673852	397605
CENTURY 21 SignPost Design (Gold)	Canada	Century 21 Real Estate LLC	1179262	605650
CGRN—CENTURY 21 GLOBAL REFERRAL NETWORK	Canada	Century 21 Real Estate LLC	1534694
CONNECTED TO MORE	Canada	Century 21 Real Estate LLC	1470603	808289
CONNECTED TO MORE in Chinese Characters	Canada	Century 21 Real Estate LLC	1479259	805968
CONNECTED TO YOUR HOME	Canada	Century 21 Real Estate LLC	1470604	808293
CONNECTED TO YOUR HOME in Chinese Characters	Canada	Century 21 Real Estate LLC	1481527	800984
CREATE 21	Canada	Century 21 Real Estate LLC	1234772	699134
LES EXPERTS LOCAUX.	Canada	Century 21 Real Estate LLC	1121819	629386
L’EXPERT LOCAL.	Canada	Century 21 Real Estate LLC	1121818	627614
OWN OUR EXPERTISE	Canada	Century 21 Real Estate LLC	1249338	663713
Plus Intelligent. Plus Audacieux. Plus Rapide.	Canada	Century 21 Real Estate LLC	1563855
RIRC—RESEAU INTERNATIONAL DE REFERENCES CENTURY 21	Canada	Century 21 Real Estate LLC	1534695
SHOWCASE 21	Canada	Century 21 Real Estate LLC	1345086	712903
SMARTER.BOLDER.FASTER.	Canada	Century 21 Real Estate LLC	1563851
THE LOCAL EXPERT.	Canada	Century 21 Real Estate LLC	1105294	579125
THE LOCAL EXPERTS.	Canada	Century 21 Real Estate LLC	1105295	579230
THE REAL ESTATE INVESTMENT JOURNAL	Canada	Century 21 Real Estate LLC	476195	292131
CENTURY 21	Cape Verde	Century 21 Real Estate LLC	202/2007
CENTURY 21 & New House Design	Cape Verde	Century 21 Real Estate LLC	200/2007

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Century 21 Real Estate LLC	1650	1650
CENTURY 21 & New House Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Century 21 Real Estate LLC	1623	1623
CENTURY 21 & New House Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Century 21 Real Estate LLC	1622	1622
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1062225
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274764
CENTURY 21	Cayman Islands	Century 21 Real Estate LLC		1274765
CENTURY 21 & New House Design	Cayman Islands	Century 21 Real Estate LLC		1453969
CENTURY 21 & Sign & Post Design	Cayman Islands	Century 21 Real Estate LLC		1459099
CENTURY 21 & Sign Design	Cayman Islands	Century 21 Real Estate LLC		1459101
CENTURY 21	Chile	Century 21 Real Estate LLC	299472	760388
CENTURY 21	Chile	Century 21 Real Estate LLC	299473	932634
CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272613	935897
CENTURY 21 & New House Design	Chile	Century 21 Real Estate LLC	272614	935898
CENTURY 21	China (People’s Republic)	Century 21 Real Estate LLC	8924591	523152
CENTURY 21	China (People’s Republic)	Century 21 Real Estate LLC	93094145	777124
CENTURY 21 & New House Design	China (People’s Republic)	Century 21 Real Estate LLC		3065318
CENTURY 21 & New House Design	China (People’s Republic)	Century 21 Real Estate LLC		3065316
CENTURY 21 & New House Design	China (People’s Republic)	Century 21 Real Estate LLC	90053105	577417
CENTURY 21 & New House Design	China (People’s Republic)	Century 21 Real Estate LLC	93094136	777122
CENTURY 21 & New House Design (with Chinese)	China (People’s Republic)	Century 21 Real Estate LLC	2000085849	1699741
CENTURY 21 & New House Design (with Chinese)	China (People’s Republic)	Century 21 Real Estate LLC	2000085850	1651932
CENTURY 21 & New House Design (with Chinese)	China (People’s Republic)	Century 21 Real Estate LLC	2000085135	1655868
CENTURY 21 & New House Design (with Chinese)	China (People’s Republic)	Century 21 Real Estate LLC	2000055327	1647735

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design (with Chinese)	China (People’s Republic)	Century 21 Real Estate LLC	2000055326	1672792
CENTURY 21 & New Pitched Roof House Design	China (People’s Republic)	Century 21 Real Estate LLC	6950882
CENTURY 21 & New Pitched Roof House Design	China (People’s Republic)	Century 21 Real Estate LLC	6950881	6950881
CENTURY 21 (in Chinese)	China (People’s Republic)	Century 21 Real Estate LLC		3501579
CENTURY 21 COMMERCIAL	China (People’s Republic)	Century 21 Real Estate LLC	8917948
CENTURY 21 COMMERCIAL	China (People’s Republic)	Century 21 Real Estate LLC	8917960	8917960
CENTURY 21 COMMERCIAL	China (People’s Republic)	Century 21 Real Estate LLC	8917947	8917947
CENTURY 21 COMMERCIAL	China (People’s Republic)	Century 21 Real Estate LLC	8917949	8917949
CENTURY 21 COMMERCIAL	China (People’s Republic)	Century 21 Real Estate LLC	8917930	8917930
CENTURY 21 COMMERCIAL in Chinese Characters	China (People’s Republic)	Century 21 Real Estate LLC	8917987
CENTURY 21 COMMERCIAL in Chinese Characters	China (People’s Republic)	Century 21 Real Estate LLC	8917935
CENTURY 21 COMMERCIAL in Chinese Characters	China (People’s Republic)	Century 21 Real Estate LLC	8917977
CENTURY 21 COMMERCIAL in Chinese Characters	China (People’s Republic)	Century 21 Real Estate LLC	8917978	8917978
CENTURY 21 COMMERCIAL in Chinese Characters	China (People’s Republic)	Century 21 Real Estate LLC	8917961	8917961
CENTURY 21 COMMERCIAL Logo	China (People’s Republic)	Century 21 Real Estate LLC	8917934
CENTURY 21 COMMERCIAL Logo	China (People’s Republic)	Century 21 Real Estate LLC	8917966	8917966
CENTURY 21 COMMERCIAL Logo	China (People’s Republic)	Century 21 Real Estate LLC	8917931	8917931
CENTURY 21 COMMERCIAL Logo	China (People’s Republic)	Century 21 Real Estate LLC	8917933	8917933
CENTURY 21 COMMERCIAL Logo	China (People’s Republic)	Century 21 Real Estate LLC	8917932	8917932
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People’s Republic)	Century 21 Real Estate LLC	8917964
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People’s Republic)	Century 21 Real Estate LLC	8917965	8917965
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People’s Republic)	Century 21 Real Estate LLC	8917979	8917979

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People’s Republic)	Century 21 Real Estate LLC	8917962	8917962
CENTURY 21 Logo w/ COMMERCIAL in Chinese	China (People’s Republic)	Century 21 Real Estate LLC	8917963	8917963
CENTURY 22	China (People’s Republic)	Century 21 Real Estate LLC	3894724
CENTURY 22	China (People’s Republic)	Century 21 Real Estate LLC	3894725	3894725
CENTURY 21	Colombia	Century 21 Real Estate LLC	306033	141916
CENTURY 21	Colombia	Century 21 Real Estate LLC	306032	141915
CENTURY 21 & New House Design	Colombia	Century 21 Real Estate LLC	97069262	211360
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306054	141917
CENTURY 21 & Old Design	Colombia	Century 21 Real Estate LLC	306055	141918
CENTURY 21 COMMERCIAL (Stylized)	Colombia	Century 21 Real Estate LLC	12041061
CENTURY 21 COMMERCIAL (Stylized)	Colombia	Century 21 Real Estate LLC	12041064
SIGLO 21	Colombia	Century 21 Real Estate LLC	98022229	214489
CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72530	72530
CENTURY 21	Costa Rica	Century 21 Real Estate LLC	72248	72248
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	78188	78188
CENTURY 21 & New House Design	Costa Rica	Century 21 Real Estate LLC	77838	77838
SIGLO 21	Costa Rica	Century 21 Real Estate LLC	111092	111092
CENTURY 21	Croatia	Century 21 Real Estate LLC	Z20060597A	Z20060597
CENTURY 21 & New House Design	Croatia	Century 21 Real Estate LLC	Z20060598A	Z20060598
CENTURY 21	Cuba	Century 21 Real Estate LLC	437/2012
CENTURY 21	Curacao	Century 21 Real Estate LLC	D-600644	12451
CENTURY 21 & New House Design	Curacao	Century 21 Real Estate LLC	16277	01028
CENTURY 21 & New House Design	Curacao	Century 21 Real Estate LLC	D-300531	10146
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate LLC	33210	33210
CENTURY 21	Cyprus, Republic of	Century 21 Real Estate LLC	30846	30846
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate LLC	33209	33209
CENTURY 21 & New House Design	Cyprus, Republic of	Century 21 Real Estate LLC	30847	30847
CENTURY 21	Czech Republic	Century 21 Real Estate LLC	170452	170452
21 ARHUNDREDE	Denmark	Century 21 Real Estate LLC	00080	VR199108796
CENTURY 21	Denmark	Century 21 Real Estate LLC	04211	VR197900100

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Denmark	Century 21 Real Estate LLC	08959	VR199107414
CENTURY 21	Dominica	Century 21 Real Estate LLC	1/89	1/89
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41404	41404
CENTURY 21	Dominican Republic	Century 21 Real Estate LLC	41405	41405
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60133	60133
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	60153	60153
CENTURY 21 & New House Design	Dominican Republic	Century 21 Real Estate LLC	34822	34822
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61732	5916
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61731	5593
CENTURY 21	Ecuador	Century 21 Real Estate LLC	61730	5592
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57792	5987
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57790	5591
CENTURY 21 & New House Design	Ecuador	Century 21 Real Estate LLC	57791	5986
SIGLO 21	Ecuador	Century 21 Real Estate LLC	86.879	4846-10
CENTURY 21	Egypt	Century 21 Real Estate LLC	249810
CENTURY 21	Egypt	Century 21 Real Estate LLC	74584	74584
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate LLC	78960	78960
CENTURY 21 & New House Design	Egypt	Century 21 Real Estate LLC	78959	78959
CENTURY 21	El Salvador	Century 21 Real Estate LLC	1596-98	58 book 95
CENTURY 21	El Salvador	Century 21 Real Estate LLC		112 book 6
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate LLC		18 book 10
CENTURY 21 & New House Design	El Salvador	Century 21 Real Estate LLC		10 book 23
SIGLO 21	El Salvador	Century 21 Real Estate LLC	E-1599-98	146 book 93
CENTURY 21	Estonia	Century 21 Real Estate LLC	2226	7566
21 ARHUNDREDE	European Community	Century 21 Real Estate LLC	146746	146746
21OS AIUN	European Community	Century 21 Real Estate LLC	146589	146589
AD/PAC	European Community	Century 21 Real Estate LLC	146787	146787
ARHUNDRADE 21	European Community	Century 21 Real Estate LLC	EU 146415	EU 146415
CENTURION	European Community	Century 21 Real Estate LLC	146316	146316
CENTURY 21	European Community	Century 21 Real Estate LLC	146068	146068

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	European Community	Century 21 Real Estate LLC	146357	146357
CENTURY 21 & New Pitched Roof House Design	European Community	Century 21 Real Estate LLC	011254191
CENTURY 21 & Sign & Post Design	European Community	Century 21 Real Estate LLC	146258	146258
CENTURY 21 & Sign Design	European Community	Century 21 Real Estate LLC	146191	146191
CENTURY 21 2 & 1	European Community	Century 21 Real Estate LLC	146761	146761
CENTURY 21 COMMERCIAL	European Community	Century 21 Real Estate LLC	009601121	009601121
CENTURY 21 COMMERCIAL (Stylized)	European Community	Century 21 Real Estate LLC	009601238	009601238
CENTURY 21 FINE HOMES & ESTATES	European Community	Century 21 Real Estate LLC	011253961
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	European Community	Century 21 Real Estate LLC	011254018
CENTURY 21 GESTION	European Community	Century 21 Real Estate LLC	146332	146332
KIOSQUE 21	European Community	Century 21 Real Estate LLC	146233	146233
SECOLO 21	European Community	Century 21 Real Estate LLC	146555	146555
SECULO 21	European Community	Century 21 Real Estate LLC	146522	146522
SEKEL 21	European Community	Century 21 Real Estate LLC	146472	146472
SIECLE 21	European Community	Century 21 Real Estate LLC	146720	146720
SIGLO 21	European Community	Century 21 Real Estate LLC	146449	146449
SMARTER.BOLDER.FASTER.	European Community	Century 21 Real Estate LLC	011455681
VIP	European Community	Century 21 Real Estate LLC	146142	146142
VOISISATA 21	European Community	Century 21 Real Estate LLC	146373	146373
CENTURY 21	Fiji	Century 21 Real Estate LLC	20423	20423
CENTURY 21 & New House Design	Fiji	Century 21 Real Estate LLC	160/06	160/06
CENTURY 21 & Old House Design	Fiji	Century 21 Real Estate LLC	20424	20424
CENTURY 21	Finland	Century 21 Real Estate LLC	3976/75	72169
CENTURY 21 & New House Design	Finland	Century 21 Real Estate LLC	4832/90	117908
VUOSISATA 21	Finland	Century 21 Real Estate LLC	5820/89	124952
CENTURION	France	Century 21 Real Estate LLC	300135	1682705
CENTURY 21	France	Century 21 Real Estate LLC	841807	1399704

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	France	Century 21 Real Estate LLC	239193	1617044
CENTURY 21 & Sign & Post Design	France	Century 21 Real Estate LLC	063454990	063454990
CENTURY 21 & Sign Design	France	Century 21 Real Estate LLC	063454991	063454991
CENTURY 21 GESTION	France	Century 21 Real Estate LLC	476409	93476409
CENTURY 21 IMMOBILIER D’ENTREPRISE & Design	France	Century 21 Real Estate LLC	99775039	99775039
KIOSQUE 21	France	Century 21 Real Estate LLC		94516614
SIECLE 21	France	Century 21 Real Estate LLC	166203	1636431
CENTURY 21 & New House Design	Gaza District	Century 21 Real Estate LLC	5126	5126
CENTURY 21 (in English & Arabic)	Gaza District	Century 21 Real Estate LLC	5127	5127
CENTURY 21	Georgia	Century 21 Real Estate LLC	58691/03	M21818
CENTURY 21 & New House Design	Georgia	Century 21 Real Estate LLC	58692/03	M21819
CENTURY 21	Germany	Century 21 Real Estate LLC	65907/16	653579
CENTURY 21	Germany	Century 21 Real Estate LLC	25330/16	976127
CENTURY 21	Germany	Century 21 Real Estate LLC	27704/36	992054
CENTURY 21	Germany	Century 21 Real Estate LLC	302008065977.7/36	302008065977
CENTURY 21 & New House Design	Germany	Century 21 Real Estate LLC	41001/36	1184574
CENTURY 21	Ghana	Century 21 Real Estate LLC	001972/2008
CENTURY 21	Ghana	Century 21 Real Estate LLC	001984/2008
CENTURY 21 & New Pitched Roof House Design	Ghana	Century 21 Real Estate LLC	001985/2008
CENTURY 21 & New Pitched Roof House Design	Ghana	Century 21 Real Estate LLC	001971/2008
CENTURY 21	Greece	Century 21 Real Estate LLC	55558	55558
CENTURY 21	Greece	Century 21 Real Estate LLC	111125	111125
CENTURY 21 & New House Design	Greece	Century 21 Real Estate LLC	111062	111062
CENTURY 21	Grenada	Century 21 Real Estate LLC		91/1998
CENTURY 21	Grenada	Century 21 Real Estate LLC		90/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate LLC		84/1998
CENTURY 21 & New House Design	Grenada	Century 21 Real Estate LLC		85/1998
CENTURY 21	Guatemala	Century 21 Real Estate LLC	002723	121356
CENTURY 21	Guatemala	Century 21 Real Estate LLC	002722	121727
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate LLC	4975	64944

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	Guatemala	Century 21 Real Estate LLC	04974	66514
SIGLO 21	Guatemala	Century 21 Real Estate LLC	2783	104939
CENTURY 21	Guyana	Century 21 Real Estate LLC	16553A	16553A
CENTURY 21 & Design	Guyana	Century 21 Real Estate LLC	16552A	16552A
CENTURY 21	Haiti	Century 21 Real Estate LLC	176-149	176-149
CENTURY 21	Haiti	Century 21 Real Estate LLC	227-87	210-170
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	234-99	375-140
CENTURY 21 & New House Design	Haiti	Century 21 Real Estate LLC	233-99	374-140
CENTURY 21	Honduras	Century 21 Real Estate LLC	5393-89	941
CENTURY 21	Honduras	Century 21 Real Estate LLC	5408-89	52329
CENTURY 21 & New House Design	Honduras	Century 21 Real Estate LLC	3616/91	1210
CENTURY 21 & New House Design	Honduras	Century 21 Real Estate LLC	3617/91	55034
SIGLO 21	Honduras	Century 21 Real Estate LLC	3757/98	5064
CENTURION	Hong Kong	Century 21 Real Estate LLC	7146/1991	199300599
CENTURION	Hong Kong	Century 21 Real Estate LLC	5898/1992	4807/1993
CENTURION	Hong Kong	Century 21 Real Estate LLC	5513/1992	7743/1995
CENTURY (in Chinese characters)	Hong Kong	Century 21 Real Estate LLC	300698086	300698086
CENTURY (in Chinese) 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	11943/1993	B3447/1997
CENTURY (in Chinese) 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	11944/1993	B3448/1997
CENTURY (in series)	Hong Kong	Century 21 Real Estate LLC	300698077	300698077
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	5830/1992	B602/1995
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	4567/1993	B6914/1996
CENTURY 21	Hong Kong	Century 21 Real Estate LLC	6197/1988	2843/1992
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	4565/1993	B8023/1996
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	5831/1992	B603/1995
CENTURY 21 & New House Design	Hong Kong	Century 21 Real Estate LLC	6196/1988	2842/1992
CENTURY 21 & New House Design (with Chinese)	Hong Kong	Century 21 Real Estate LLC	11945/1993	B3449/1997
CENTURY 21 & Sign & Post Design	Hong Kong	Century 21 Real Estate LLC	114/1992	1994B05441
CENTURY 21 & Sign Design	Hong Kong	Century 21 Real Estate LLC	115/1992	1995B02683
CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	10475/1993	B3446/1997

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 (in Chinese)	Hong Kong	Century 21 Real Estate LLC	6503/1988	B601/1995
CENTURY 21 VIP	Hong Kong	Century 21 Real Estate LLC	10476/1993	B8068/1997
VIP	Hong Kong	Century 21 Real Estate LLC	5424/1992	1903/1995
CENTURY 21	Hungary	Century 21 Real Estate LLC	46/90	138029
CENTURY 21 & New House Design	Hungary	Century 21 Real Estate LLC	3647/90	139852
CENTURY 21 & New House Design	Hungary	Century 21 Real Estate LLC	M1001345	202023
CENTURY 21	Iceland	Century 21 Real Estate LLC	172/1989	199/1991
CENTURY 21 & New House Design	Iceland	Century 21 Real Estate LLC	173/1989	380/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	789/1990	80/1991
OLDIN 21	Iceland	Century 21 Real Estate LLC	11/1990	203/1991
CENTURY 21	India	Century 21 Real Estate LLC	1359561
CENTURY 21	India	Century 21 Real Estate LLC	506834	506834
CENTURY 21 & New House Design	India	Century 21 Real Estate LLC	1359563
CENTURY 21 & Old House Design	India	Century 21 Real Estate LLC	506833	506833
CENTURY 21 COMMERCIAL	India	Century 21 Real Estate LLC	2469598
CENTURY 21 COMMERCIAL (Stylized)	India	Century 21 Real Estate LLC	2469600
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	India	Century 21 Real Estate LLC	2469599
CENTURY 21 INDIA	India	Century 21 Real Estate LLC	1775850
CENTURY 21 INDIA & New House Design	India	Century 21 Real Estate LLC	1775849
CENTURY 21 INDIA & New House Design (in Hindi)	India	Century 21 Real Estate LLC	1775848
CENTURY 21	Indonesia	Century 21 Real Estate LLC		IDM000332229
CENTURY 21	Indonesia	Century 21 Real Estate LLC		IDM000332227
CENTURY 21	Indonesia	Century 21 Real Estate LLC		IDM000077182
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate LLC		488203
CENTURY 21 & New House Design	Indonesia	Century 21 Real Estate LLC		IDM000077183
CENTURY 21 & New Pitched Roof House Design	Indonesia	Century 21 Real Estate LLC	D002012060681
CENTURION	Ireland	Century 21 Real Estate LLC	3402	150073
CENTURION	Ireland	Century 21 Real Estate LLC	4702	150608
CENTURY 21	Ireland	Century 21 Real Estate LLC	2700	088749

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Ireland	Century 21 Real Estate LLC	4088	201312
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	6690	142535
CENTURY 21 & New House Design	Ireland	Century 21 Real Estate LLC	4090	201423
CENTURY 21 & Sign & Post Design	Ireland	Century 21 Real Estate LLC	0857	151789
CENTURY 21 & Sign Design	Ireland	Century 21 Real Estate LLC	0858	151790
CENTURY 21	Israel	Century 21 Real Estate LLC	46053	46053
CENTURY 21	Israel	Century 21 Real Estate LLC	46054	46054
CENTURY 21	Israel	Century 21 Real Estate LLC	85988	85988
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78818	78818
CENTURY 21 & New House Design	Israel	Century 21 Real Estate LLC	78817	78817
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74955	74955
CENTURY 21 (in Hebrew)	Israel	Century 21 Real Estate LLC	74956	74956
CENTURY 21	Italy	Century 21 Real Estate LLC	34978/75	1138298
CENTURY 21	Italy	Century 21 Real Estate LLC	MI2010C008748	1421922
CENTURY 21 & New House Design	Italy	Century 21 Real Estate LLC	26645C/90	1332491
CENTURY 21 & New House Design	Italy	Century 21 Real Estate LLC	MI2010C008750	1421924
CENTURY 21 & Sign & Post Design	Italy	Century 21 Real Estate LLC	92C000632	1465730
CENTURY 21 & Sign Design	Italy	Century 21 Real Estate LLC	92C000633	1465731
SECOLO 21	Italy	Century 21 Real Estate LLC	98C000928	1273293
SECOLO 21	Italy	Century 21 Real Estate LLC	38699C/90	1392374
CENTURY 21	Jamaica	Century 21 Real Estate LLC	16/616	B19093
CENTURY 21	Jamaica	Century 21 Real Estate LLC	41296	41296
CENTURY 21 & New House Design	Jamaica	Century 21 Real Estate LLC	16/1470	25542
CENTURY 21 & New Pitched Roof House Design	Jamaica	Century 21 Real Estate LLC	61493
SMARTER.BOLDER.FASTER.	Jamaica	Century 21 Real Estate LLC	61494
CENTURY 21	Japan	Century 21 Real Estate LLC	76430	5175544
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	241187/92	3158940
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	76429/2007	5115017
CENTURY 21 & New House Design	Japan	Century 21 Real Estate LLC	83473/2007	5172405
CENTURY 21 FINE HOMES & ESTATES	Japan	Century 21 Real Estate LLC	20466	5192572

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	Japan	Century 21 Real Estate LLC	20467	5192573
CENTURY 21 HOME in Katakana	Japan	Century 21 Real Estate LLC	168212/97	4253681
CENTURY 21 HOUSING in Katakana	Japan	Century 21 Real Estate LLC	168213/97	4253682
CENTURY 21 IMPORT HOME in Katakana	Japan	Century 21 Real Estate LLC	168215/97	4303578
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168214/97	4303577
CENTURY 21 IMPORT HOUSE in Katakana	Japan	Century 21 Real Estate LLC	168211/97	4303576
CENTURY 21 in Katakana	Japan	Century 21 Real Estate LLC	241188/92	3202692
CENTURY 21 MY HOME AUCTION (in Katakana)	Japan	Century 21 Real Estate LLC	82130/00	4547714
CENTURY 21 REAL ESTATE	Japan	Century 21 Real Estate LLC	979/84	1854786
CENTURY 21 REAL ESTATE AUCTION (in Japanese)	Japan	Century 21 Real Estate LLC	82131/00	4511522
CENTURY 21 REAL ESTATE CORPORATION & Design	Japan	Century 21 Real Estate LLC	111178/90	2691387
CENTURY 21 REAL ESTATE in Katakana	Japan	Century 21 Real Estate LLC	11558/90	2476784
CENTURY 21 Sign & Post Design	Japan	Century 21 Real Estate LLC	42404/91	2696263
CENTURY 21 Sign Design	Japan	Century 21 Real Estate LLC	42405/91	2696264
CENTURY 22	Japan	Century 21 Real Estate LLC	162372/97	4693536
CLUBCENTURION (with Katakana)	Japan	Century 21 Real Estate LLC	10977/99	4405634
CENTURY 21	Jordan	Century 21 Real Estate LLC	83595	83595
CENTURY 21	Jordan	Century 21 Real Estate LLC	83335	83335
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83644	83644
CENTURY 21 & New House Design	Jordan	Century 21 Real Estate LLC	83576	83576
CENTURY 21	Kazakhstan	Century 21 Real Estate LLC	33108	22498
CENTURY 21 & New House Design	Kazakhstan	Century 21 Real Estate LLC	33109	22499
CENTURY 21 & New House Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34845	23938
CENTURY 21 & New House Design (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34554	23514
CENTURY 21 (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	34846	24069
CENTURY 21 (in Kazakh)	Kazakhstan	Century 21 Real Estate LLC	34555	23515

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 COMMERCIAL & Design	Kazakhstan	Century 21 Real Estate LLC	40134	28042
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	40136	28044
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Kazakhstan	Century 21 Real Estate LLC	40133	28041
CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Kazakhstan	Century 21 Real Estate LLC	40135	28043
CENTURY 21	Kenya	Century 21 Real Estate LLC	64626	64626
CENTURY 21	Kenya	Century 21 Real Estate LLC	36999	36999
CENTURY 21	Kenya	Century 21 Real Estate LLC	0191	0191
CENTURY 21 & New House Design	Kenya	Century 21 Real Estate LLC	0192	0192
CENTURY 21 & New Pitched Roof House Design	Kenya	Century 21 Real Estate LLC	64625	64625
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-1027	5370
CENTURY 21	Korea, Republic of	Century 21 Real Estate LLC	1984-15644	117926
CENTURY 21 & New House Design (with Korean)	Korea, Republic of	Century 21 Real Estate LLC	2000-15614	72575
CENTURY 21	Kosovo	Century 21 Real Estate LLC	6772	1363
CENTURY 21 & New House Design	Kosovo	Century 21 Real Estate LLC	7285	1561
CENTURY 21	Kuwait	Century 21 Real Estate LLC	33326	30493
CENTURY 21	Kuwait	Century 21 Real Estate LLC	33327	30494
CENTURY 21 & New House Design	Kuwait	Century 21 Real Estate LLC	33328	30497
CENTURY 21	Latvia	Century 21 Real Estate LLC	M-92-1273	M10874
CENTURY 21 & New House Design	Latvia	Century 21 Real Estate LLC	M-02-1615	M51933
CENTURY 21	Lebanon	Century 21 Real Estate Corp	182665/7	105819
CENTURY 21	Lebanon	Century 21 Real Estate Corp	244649/490	53458
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp	182665/6	105820
CENTURY 21 & New House Design	Lebanon	Century 21 Real Estate Corp	142171/285	105801
CENTURY 21 & Old Design	Lebanon	Century 21 Real Estate Corp	244649/490	53459
CENTURY 21	Liberia	Century 21 Real Estate LLC		00067/2006
CENTURY 21 & New House Design	Liberia	Century 21 Real Estate LLC		00068/2006
CENTURY 21	Libya	Century 21 Real Estate LLC	17338
CENTURY 21	Libya	Century 21 Real Estate LLC	17341

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New Pitched Roof House Design	Libya	Century 21 Real Estate LLC	17339
CENTURY 21 & New Pitched Roof House Design	Libya	Century 21 Real Estate LLC	17340
CENTURY 21	Lithuania	Century 21 Real Estate LLC	4512	7971
CENTURY 21 & New House Design	Lithuania	Century 21 Real Estate LLC	4514	21930
CENTURY 21	Macau	Century 21 Real Estate LLC	12658 M	12658 M
CENTURY 21	Macau	Century 21 Real Estate LLC	12657 M	12657 M
CENTURY 21 & New House Design	Macau	Century 21 Real Estate LLC	12660 M	12660 M
CENTURY 21 & New House Design	Macau	Century 21 Real Estate LLC	12659 M	12659 M
CENTURY 21 & Sign & Post Design	Macau	Century 21 Real Estate LLC	12663 M	12663 M
CENTURY 21 & Sign & Post Design	Macau	Century 21 Real Estate LLC	12662 M	12662 M
CENTURY 21	Macedonia	Century 21 Real Estate LLC	2005/862	13234
CENTURY 21 & New House Design	Macedonia	Century 21 Real Estate LLC	2005/863	13233
CENTURY 21	Madagascar	Century 21 Real Estate LLC	20110492	12608
CENTURY 21 & New Pitched Roof House Design	Madagascar	Century 21 Real Estate LLC	20110491	12607
CENTURION	Malaysia	Century 21 Real Estate LLC	97018284	97018284
CENTURION	Malaysia	Century 21 Real Estate LLC	9201794	9201794
CENTURION	Malaysia	Century 21 Real Estate LLC	97018285	97018285
CENTURY 21	Malaysia	Century 21 Real Estate LLC	8804830	8804830
CENTURY 21	Malaysia	Century 21 Real Estate LLC	98001032	98001032
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate LLC	8804829	8804829
CENTURY 21 & New House Design	Malaysia	Century 21 Real Estate LLC	98001033	98001033
CENTURY 21 & Sign & Post Design	Malaysia	Century 21 Real Estate LLC	91001718	91001718
CENTURY 21 Sign & Post (color)	Malaysia	Century 21 Real Estate LLC	91004500	91004500
CENTURY 21 Sign Design	Malaysia	Century 21 Real Estate LLC	91001717	91001717
CENTURY 21 Sign Design (color)	Malaysia	Century 21 Real Estate LLC	9103818	9103818
CENTURY 21	Malta	Century 21 Real Estate LLC	20260	20260
CENTURY 21 & New House Design	Malta	Century 21 Real Estate LLC	20261	20261
CENTURY 21 & Sign & Post Design	Malta	Century 21 Real Estate LLC	20398	20398
CENTURY 21 & Sign Design	Malta	Century 21 Real Estate LLC	20399	20399
CENTURY 21	Mauritius	Century 21 Real Estate LLC	MU/M/08/08584	07385/2009

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New Pitched Roof House Design	Mauritius	Century 21 Real Estate LLC	MU/M/08/08585	07386/2009
CASA ABIERTA	Mexico	Century 21 Real Estate LLC	154195	483652
CENTURION	Mexico	Century 21 Real Estate LLC	119467	422142
CENTURION	Mexico	Century 21 Real Estate LLC	119465	483935
CENTURY 21	Mexico	Century 21 Real Estate LLC	117459	849730
CENTURY 21	Mexico	Century 21 Real Estate LLC	47531	434652
CENTURY 21	Mexico	Century 21 Real Estate LLC	77331	388000
CENTURY 21	Mexico	Century 21 Real Estate LLC	52728	360993
CENTURY 21	Mexico	Century 21 Real Estate LLC	52726	360991
CENTURY 21	Mexico	Century 21 Real Estate LLC	52727	360992
CENTURY 21	Mexico	Century 21 Real Estate LLC	52724	360990
CENTURY 21	Mexico	Century 21 Real Estate LLC	117471	527091
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	97783	435000
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117479	422506
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117455	454485
CENTURY 21 & New House Design	Mexico	Century 21 Real Estate LLC	117466	478179
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	107933	403696
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117470	420317
CENTURY 21 & Sign & Post Design	Mexico	Century 21 Real Estate LLC	117473	423754
CENTURY 21 & Sign Design	Mexico	Century 21 Real Estate LLC	117467	420316
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247363	546079
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247362	549869
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247367	612100
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247368	524433
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247364	524431
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247361	524430
CENTURY 21 HOME IMPROVEMENTS	Mexico	Century 21 Real Estate LLC	247365	524432
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119469	410949

Trademark	Country Name	Owner Name	Application No.	Registration No.
PONGA SU CONFIANZA EN EL NUMERO UNO	Mexico	Century 21 Real Estate LLC	119468	410948
SIGLO 21	Mexico	Century 21 Real Estate LLC	117465	659818
SIGLO 21	Mexico	Century 21 Real Estate LLC	117472	1140607
SIGLO 21	Mexico	Century 21 Real Estate LLC	117454	841573
SIGLO 21	Mexico	Century 21 Real Estate LLC	52725	507194
SIGLO 21	Mexico	Century 21 Real Estate LLC	117474	436004
CENTURION	Monaco	Century 21 Real Estate LLC	14083	2R01-22851
CENTURY 21	Monaco	Century 21 Real Estate LLC	13115	00.21138
CENTURY 21	Monaco	Century 21 Real Estate LLC	11316	2R97.17947
CENTURY 21 & New House Design	Monaco	Century 21 Real Estate LLC	26756	06.25281
CENTURY 21 & Sign & Post Design	Monaco	Century 21 Real Estate LLC	14180	2R92.14147
CENTURY 21 & Sign Design	Monaco	Century 21 Real Estate LLC	14179	2R92.14146
SIECLE 21	Monaco	Century 21 Real Estate LLC	13114	00.21137
CENTURY 21	Mongolia	Century 21 Real Estate LLC	12075
CENTURY 21 & New Pitched Roof House Design	Mongolia	Century 21 Real Estate LLC	12076
CENTURY 21 COMMERCIAL	Mongolia	Century 21 Real Estate LLC
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	Mongolia	Century 21 Real Estate LLC
CENTURY 21	Montenegro	Century 21 Real Estate LLC	Z-1284/2000	04532PP
CENTURY 21 & New House Design	Montenegro	Century 21 Real Estate LLC	Z-800/2006	04530PP
CENTURY 21	Montserrat	Century 21 Real Estate LLC	1432	1432
CENTURY 21	Morocco	Century 21 Real Estate LLC	75533	75533
CENTURY 21 & New House Design	Morocco	Century 21 Real Estate LLC	75534	75534
CENTURY 21	Mozambique	Century 21 Real Estate LLC	12675/2007	12675/2007
CENTURION	New Zealand	Century 21 Real Estate LLC	211268	211268
CENTURION	New Zealand	Century 21 Real Estate LLC	211267	211267
CENTURY 21	New Zealand	Century 21 Real Estate LLC	113348	113348
CENTURY 21	New Zealand	Century 21 Real Estate LLC	182993	182993
CENTURY 21	New Zealand	Century 21 Real Estate LLC	192823	192823
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate LLC	204878	204878
CENTURY 21 & New House Design	New Zealand	Century 21 Real Estate LLC	204877	204877
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate LLC	209832	209832
CENTURY 21 & Sign & Post Design	New Zealand	Century 21 Real Estate LLC	209833	209833

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate LLC	209834	209834
CENTURY 21 & Sign Design	New Zealand	Century 21 Real Estate LLC	209835	209835
CENTURY 21	Nicaragua	Century 21 Real Estate LLC	4327	20120
CENTURY 21	Nicaragua	Century 21 Real Estate LLC	4419	20151
CENTURY 21 & New House Design	Nicaragua	Century 21 Real Estate LLC	2001/00773	51219 CC
CENTURY 21 & New House Design	Nicaragua	Century 21 Real Estate LLC	98-01044	38878 CC
SIGLO 21	Nicaragua	Century 21 Real Estate LLC	98-01046	38889 CC
CENTURY 21	Nigeria	Century 21 Real Estate LLC	13455
CENTURY 21	Nigeria	Century 21 Real Estate LLC	13453
CENTURY 21	Nigeria	Century 21 Real Estate LLC	TP 6465	55325
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	13454
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	TP 6466	55326
CENTURY 21 & New House Design	Nigeria	Century 21 Real Estate LLC	13452	91656
SMARTER.BOLDER.FASTER.	Nigeria	Century 21 Real Estate LLC	F/TM/2012/08883
THE GOLD STANDARD	Nigeria	Century 21 Real Estate LLC	F/TM/2012/08881
ARHUNDRE 21	Norway	Century 21 Real Estate LLC	905034	153820
CENTURY 21	Norway	Century 21 Real Estate LLC	123490	102752
CENTURY 21 & New House Design	Norway	Century 21 Real Estate LLC	906024	152873
CENTURY 21	Oman	Century 21 Real Estate LLC	3373	3373
CENTURY 21	Oman	Century 21 Real Estate LLC	3374	3374
CENTURY 21	Oman	Century 21 Real Estate LLC	63963	63963
CENTURY 21	Oman	Century 21 Real Estate LLC	63962	63962
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	5144	5144
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	5145	5145
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	63964	63964
CENTURY 21 & New House Design	Oman	Century 21 Real Estate LLC	63965	63965
CENTURY 21	Pakistan	Century 21 Real Estate Corp	201865
CENTURY 21	Pakistan	Century 21 Real Estate Corp	103018	103018
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp	109017	109017
CENTURY 21 & New House Design	Pakistan	Century 21 Real Estate Corp	201864	201864
CENTURY 21	Panama	Century 21 Real Estate LLC	46733	46733

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Panama	Century 21 Real Estate LLC	46721	46721
CENTURY 21 & New House Design	Panama	Century 21 Real Estate LLC	64716	64716
CENTURY 21 & New House Design	Panama	Century 21 Real Estate LLC	64717	64717
CENTURY 21 & Sign & Post Design	Panama	Century 21 Real Estate LLC	64835	64835
SIGLO 21	Panama	Century 21 Real Estate LLC	92979	92979
CENTURION	Papua New Guinea	Century 21 Real Estate LLC	58137	58137
CENTURION	Papua New Guinea	Century 21 Real Estate LLC	58138	58138
CENTURY 21	Papua New Guinea	Century 21 Real Estate LLC	56203	56203
CENTURY 21	Papua New Guinea	Century 21 Real Estate LLC	56204	56204
CENTURY 21 & New House Design	Papua New Guinea	Century 21 Real Estate LLC	56525	56525
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate LLC	56956	56956
CENTURY 21 & Sign & Post Design	Papua New Guinea	Century 21 Real Estate LLC	57047	57047
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate LLC	56955	56955
CENTURY 21 & Sign Design	Papua New Guinea	Century 21 Real Estate LLC	57046	57046
VIP	Papua New Guinea	Century 21 Real Estate Corp	58136	58136
CENTURY 21	Paraguay	Century 21 Real Estate LLC	006295	291160
CENTURY 21	Paraguay	Century 21 Real Estate LLC	006296	291159
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	006294	291065
CENTURY 21 & New House Design	Paraguay	Century 21 Real Estate LLC	006293	291066
SIGLO 21	Paraguay	Century 21 Real Estate LLC	8978	324715
CENTURY 21	Peru	Century 21 Real Estate LLC	60161	15048
CENTURY 21	Peru	Century 21 Real Estate LLC	60156	47487
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60159	15047
CENTURY 21 & New House Design	Peru	Century 21 Real Estate LLC	60160	47813
CENTURY 21 & New Pitched Roof House Design	Peru	Century 21 Real Estate LLC	507995
CENTURY 21 & New Pitched Roof House Design	Peru	Century 21 Real Estate LLC	507996
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	Peru	Century 21 Real Estate LLC	507997

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	Peru	Century 21 Real Estate LLC	508000
SIGLO 21	Peru	Century 21 Real Estate LLC	164356	32792
CENTURY 21	Philippines	Century 21 Real Estate LLC	4-2008-003528	4-2008-003528
CENTURY 21 & New House Design	Philippines	Century 21 Real Estate LLC	4-1997-120725	4-1997-120725
CENTURY 21	Poland	Century 21 Real Estate LLC	89660	68493
CENTURY 21	Poland	Century 21 Real Estate LLC	Z-237717	158490
CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	117091	83480
CENTURY 21 & New House Design	Poland	Century 21 Real Estate LLC	Z-237716	158489
CENTURY 21	Portugal	Century 21 Real Estate LLC	190308	190308
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270647	270647
CENTURY 21 & New House Design	Portugal	Century 21 Real Estate LLC	270646	270646
SECULO 21	Portugal	Century 21 Real Estate LLC	261233	261233
SECULO 21	Portugal	Century 21 Real Estate LLC	261234	261234
CENTURY 21	Puerto Rico	Century 21 Real Estate Corp		45171
CENTURY 21 & New House Design	Puerto Rico	Century 21 Real Estate LLC		45172
CENTURY 21 & Sign & Post Design	Puerto Rico	Century 21 Real Estate Corp		7935
CENTURY 21	Qatar	Century 21 Real Estate LLC	21059	21059
CENTURY 21	Qatar	Century 21 Real Estate LLC	21058	21058
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21061	21061
CENTURY 21 & New House Design	Qatar	Century 21 Real Estate LLC	21060	21060
CENTURY 21	Romania	Century 21 Real Estate LLC	22820	16676
CENTURY 21 & New House Design	Romania	Century 21 Real Estate LLC	200607307	92058
BEK 21 & Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006722911	359650
CENTURY 21	Russian Federation	Century 21 Real Estate LLC	113589	88734
CENTURY 21 & New House Design	Russian Federation	Century 21 Real Estate LLC	92010718	123932
CENTURY 21 & New House Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712394	335154
CENTURY 21 (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2006712393	335961
CENTURY 21 COMMERCIAL & Design	Russian Federation	Century 21 Real Estate LLC	2007724685	342552

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2007724687	342553
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Russian Federation	Century 21 Real Estate LLC	2007724684	342317
CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Russian Federation	Century 21 Real Estate LLC	2007724686	342318
CENTURY 21	Saudi Arabia	Century 21 Real Estate LLC	136353	1124/3
CENTURY 21	Saudi Arabia	Century 21 Real Estate LLC	2808	83/17
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12952	241/14
CENTURY 21 & New House Design	Saudi Arabia	Century 21 Real Estate LLC	12953	241/15
CENTURY 21	Serbia	Century 21 Real Estate LLC	Z-1284/2000	46528
CENTURY 21 & New House Design	Serbia	Century 21 Real Estate LLC	Z-800/2006	53318
Century 21	Seychelles	Century 21 Real Estate LLC	195/2012
Century 21	Seychelles	Century 21 Real Estate LLC	196/2012
CENTURY 21 & New Pitched Roof House Design	Seychelles	Century 21 Real Estate LLC	197/2012
CENTURY 21 & New Pitched Roof House Design	Seychelles	Century 21 Real Estate LLC	198/2012
CENTURION	Singapore	Century 21 Real Estate LLC	6349	6349
CENTURION	Singapore	Century 21 Real Estate LLC	6350	6350
CENTURY 21	Singapore	Century 21 Real Estate LLC	75995	T75995F
CENTURY 21	Singapore	Century 21 Real Estate LLC	1426	T9101426H
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	1427	T9101427F
CENTURY 21 & New House Design	Singapore	Century 21 Real Estate LLC	8106	T9008106I
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2380	T9102380A
CENTURY 21 & Sign & Post Design	Singapore	Century 21 Real Estate LLC	2378	T9102378Z
CENTURY 21 & Sign Design	Singapore	Century 21 Real Estate LLC	2379	T9102379H
CENTURY 21 & Sign Design (in series)	Singapore	Century 21 Real Estate LLC	15210I	15210I
CENTURY 21	Slovakia	Century 21 Real Estate LLC	170452	170452
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5356	75/5356
CENTURY 21	South Africa	Century 21 Real Estate LLC	91/4114	91/4114
CENTURY 21	South Africa	Century 21 Real Estate LLC	75/5357	75/5357
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0141	91/0141

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	South Africa	Century 21 Real Estate LLC	91/0140	91/0140
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700537	200700537
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700538	200700538
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700539	200700539
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700540	200700540
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700535	200700535
CENTURY 21 & New House Design (Black & Gold)	South Africa	Century 21 Real Estate LLC	200700536	200700536
CENTURY 21	Spain	Century 21 Real Estate LLC	1946792	1946792
CENTURY 21	Spain	Century 21 Real Estate LLC	1946791	1946791
CENTURY 21	Spain	Century 21 Real Estate LLC	800432	800432
CENTURY 21 & New House Design	Spain	Century 21 Real Estate LLC	1594972	1594972
CENTURY 21 & New House Design	Spain	Century 21 Real Estate LLC	1594973	1594973
CENTURY 21 BAHIA	Spain	Century 21 Real Estate LLC	2641550	2641550
VEINTE & UNO INMOBILIARIA	Spain	Century 21 Real Estate LLC	2042000	2042000
CENTURY 21	Sri Lanka	Century 21 Real Estate LLC	71860	71860
CENTURY 21 & New House Design	Sri Lanka	Century 21 Real Estate LLC	71861	71861
CENTURY 21	St. Kitts and Nevis	Century 21 Real Estate LLC
CENTURY 21 & New Pitched Roof House Design	St. Kitts and Nevis	Century 21 Real Estate LLC
CENTURY 21	St. Lucia	Century 21 Real Estate LLC	2007/260	260
CENTURY 21	St. Lucia	Century 21 Real Estate LLC	2007/258	258
CENTURY 21 & New House Design	St. Lucia	Century 21 Real Estate LLC	2007/259	259
CENTURY 21 & New House Design	St. Lucia	Century 21 Real Estate LLC	104/91	104/91
CENTURY 21	St. Maarten	Century 21 Real Estate LLC	D-600644	12451
CENTURY 21 & New House Design	St. Maarten	Century 21 Real Estate LLC	16277	01028
CENTURY 21 & New House Design	St. Maarten	Century 21 Real Estate LLC	D-300531	10146
CENTURY 21	St. Vincent and the Grenadines	Century 21 Real Estate LLC	228/2012
CENTURY 21	St. Vincent and the Grenadines	Century 21 Real Estate LLC		3 of 1998

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & New House Design	St. Vincent and the Grenadines	Century 21 Real Estate LLC		4 of 1998
CENTURY 21	Suriname	Century 21 Real Estate LLC	16558	16558
CENTURY 21 & New House Design	Suriname	Century 21 Real Estate LLC	15910	15910
ARHUNDRADE 21	Sweden	Century 21 Real Estate LLC	90-2278	242489
CENTURY 21	Sweden	Century 21 Real Estate LLC	75-4254	156766
CENTURY 21 & New House Design	Sweden	Century 21 Real Estate LLC	91-00141	236989
SEKEL 21	Sweden	Century 21 Real Estate LLC	90-2277	242488
CENTURION	Switzerland	Century 21 Real Estate LLC	4879/1991.6	396770
CENTURY 21	Switzerland	Century 21 Real Estate LLC	1621/1993.0	405633
CENTURY 21	Switzerland	Century 21 Real Estate LLC	4254/75	279690
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	1622/1993.1	405850
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	134/1991.2	390456
CENTURY 21 & New House Design	Switzerland	Century 21 Real Estate LLC	58244/2010	603724
CENTURY 21 & New House Design in Rectangle	Switzerland	Century 21 Real Estate LLC	1713/1991.1	388098
CENTURY 21 & Sign & Post Design	Switzerland	Century 21 Real Estate LLC	1714/1991.3	388099
JAHRHUNDERT 21	Switzerland	Century 21 Real Estate LLC	6744/1990.8	391692
JAHRHUNDERT 21	Switzerland	Century 21 Real Estate LLC	55062/2010	605888
SECOLO 21	Switzerland	Century 21 Real Estate LLC	6745/1990.0	391693
SECOLO 21	Switzerland	Century 21 Real Estate LLC	55066/2010	605889
SIECLE 21	Switzerland	Century 21 Real Estate LLC	379729	379729
SIECLE 21	Switzerland	Century 21 Real Estate LLC	55065/2010	605890
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037514	678042
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037517	75126
CENTURION	Taiwan	Century 21 Real Estate LLC	83-037515	73356
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2073	18204
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2072	17933
CENTURY 21	Taiwan	Century 21 Real Estate LLC	74-2071	300696
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043310	675129
CENTURY 21	Taiwan	Century 21 Real Estate LLC	83-043311	675135
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037506	72852
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037508	75131
CENTURY 21 & New House Design	Taiwan	Century 21 Real Estate LLC	83-037505	678086
CENTURY 21 & New House Design (with Chinese)	Taiwan	Century 21 Real Estate LLC	82-005443	66001

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037512	72854
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037513	75133
CENTURY 21 & Sign & Post Design	Taiwan	Century 21 Real Estate LLC	83-037511	678088
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-035709	72853
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037510	75132
CENTURY 21 & Sign Design	Taiwan	Century 21 Real Estate LLC	83-037508	678087
CENTURY 21 (in Chinese)	Taiwan	Century 21 Real Estate LLC	82-005441	65970
CENTURY 21 FINE HOMES & ESTATES	Taiwan	Century 21 Real Estate LLC	097012157	1361382
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	Taiwan	Century 21 Real Estate LLC	097012158	1361383
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design in Chinese	Taiwan	Century 21 Real Estate LLC	097019804	1361429
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040886	104270
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040884	104268
CENTURY 21 REAL ESTATE (in Chinese)	Taiwan	Century 21 Real Estate LLC	86-040885	104269
CENTURY 21	Tanganyika	Century 21 Real Estate LLC	20794	20794
CENTURY 21 & New House Design	Tanganyika	Century 21 Real Estate LLC	20800	20800
CENTURY 21	Tangier	Century 21 Real Estate LLC	18559	18559
CENTURY 21 & Design	Tangier	Century 21 Real Estate LLC	18560	18560
CENTURY 21	Thailand	Century 21 Real Estate LLC	381964	Khor121654
CENTURY 21	Thailand	Century 21 Real Estate LLC	225528	BOR 238
CENTURY 21 & New House Design	Thailand	Century 21 Real Estate LLC	438249	Khor130034
CENTURY 21 & New House Design	Thailand	Century 21 Real Estate LLC	225529	BOR 237
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24404	24404
CENTURY 21	Trinidad and Tobago	Century 21 Real Estate LLC	24405	24405
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	19582	19582
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24402	24402
CENTURY 21 & New House Design	Trinidad and Tobago	Century 21 Real Estate LLC	24403	24403
CENTURY 21	Tunisia	Century 21 Real Estate LLC	EE00.2178	EE00.2178

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	Tunisia	Century 21 Real Estate LLC	EE082993	EE082993
CENTURY 21 & New House Design	Tunisia	Century 21 Real Estate LLC	EE00.2179	EE00.2179
CENTURY 21 & New Pitched Roof House Design	Tunisia	Century 21 Real Estate LLC	EE082994	EE082994
CENTURY 21	Turkey	Century 21 Real Estate LLC	14216	112956
CENTURY 21	Turkey	Century 21 Real Estate LLC	1897	176890
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	1898	169560
CENTURY 21 & New House Design	Turkey	Century 21 Real Estate LLC	55782	130768
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	10564	10564
CENTURY 21	Turks and Caicos Islands	Century 21 Real Estate LLC	12406	12406
CENTURY 21 & New Pitched Roof House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	11179	11179
CENTURY 21 & New Pitched Roof House Design	Turks and Caicos Islands	Century 21 Real Estate LLC	12407	12407
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate LLC	015143	15143
CENTURY 21 & Sign & Post Design (Gold & Brown)	Turks and Caicos Islands	Century 21 Real Estate LLC	015144	15144
BEK 21	Ukraine	Century 21 Real Estate LLC	200612009	91129
BEK 21 & Design	Ukraine	Century 21 Real Estate LLC	200612008	91130
CENTURY 21	Ukraine	Century 21 Real Estate LLC	200516000	82406
CENTURY 21 & New House Design	Ukraine	Century 21 Real Estate LLC	200515998	79671
CENTURY 21 & New House Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	200606808	88523
CENTURY 21 & New House Design (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606802	85723
CENTURY 21 (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	200606809	88524
CENTURY 21 (in Ukranian)	Ukraine	Century 21 Real Estate LLC	200606804	85724
CENTURY 21 COMMERCIAL & Design	Ukraine	Century 21 Real Estate LLC	M200713312	98001
CENTURY 21 COMMERCIAL & Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	M200713316	98003
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	Ukraine	Century 21 Real Estate LLC	M200713311	98000
CENTURY 21 FINE HOMES & ESTATES & New Gate Design (in Cyrillic)	Ukraine	Century 21 Real Estate LLC	M200713314	98002

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21	United Arab Emirates	Century 21 Real Estate LLC	30183	22616
CENTURY 21	United Arab Emirates	Century 21 Real Estate LLC	37513	28176
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate LLC	37514	30595
CENTURY 21 & New House Design	United Arab Emirates	Century 21 Real Estate LLC	37515	28189
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469923	1469923
CENTURION	United Kingdom	Century 21 Real Estate LLC	1469924	1469924
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1062225	1062225
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274764	1274764
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274766	1274766
CENTURY 21	United Kingdom	Century 21 Real Estate LLC	1274765	1274765
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453969	1453969
CENTURY 21 & New House Design	United Kingdom	Century 21 Real Estate LLC	1453968	1453968
CENTURY 21 & Sign & Post Design	United Kingdom	Century 21 Real Estate LLC	1459099	B1459099
CENTURY 21 & Sign Design	United Kingdom	Century 21 Real Estate LLC	1459101	B1459101
SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2173509	2173509
SIGLO 21	United Kingdom	Century 21 Real Estate LLC	2161639	2161639
1-800-4-HOUSES	United States	Century 21 Real Estate LLC	74469574	2376323
21 ONLINE & Design	United States	Century 21 Real Estate LLC	75099281	2113555
21ST CENTURY	United States	Century 21 Real Estate LLC	75436943	2300743
21ST CENTURY	United States	Century 21 Real Estate LLC	78565509	3116448
21ST CENTURY CASUALTY	United States	Century 21 Real Estate LLC	78565519	3055063
21ST CENTURY CASUALTY & Design	United States	Century 21 Real Estate LLC	75721880	2700705
21ST CENTURY INSURANCE	United States	Century 21 Real Estate LLC	78565505	3106265
21ST CENTURY INSURANCE & Design	United States	Century 21 Real Estate LLC	75721881	3298401
21ST CENTURY NEWS	United States	Century 21 Real Estate LLC	76279430	2685577
AD/PAC	United States	Century 21 Real Estate LLC	73260228	1212383
AGENTS OF CHANGE	United States	Century 21 Real Estate LLC	78815003	3270259
AT HOME WITH CENTURY 21	United States	Century 21 Real Estate LLC	78195146	2960793
BUYER SERVICE PLEDGE	United States	Century 21 Real Estate LLC	74122856	1812377
C21	United States	Century 21 Real Estate LLC	78427047	2933408
C-21	United States	Century 21 Real Estate LLC	73368407	1268185
C21 TALK RADIO	United States	Century 21 Real Estate LLC	77721724	3711934
C21 TALK RADIO FOR THE REAL WORLD	United States	Century 21 Real Estate LLC	78061343	2809296

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURION	United States	Century 21 Real Estate LLC	73754545	1553298
CENTURION	United States	Century 21 Real Estate LLC	73754544	1563740
CENTURION & Design	United States	Century 21 Real Estate LLC	73754547	1563741
CENTURION Design	United States	Century 21 Real Estate LLC	73754543	1553297
CENTURION HONOR SOCIETY	United States	Century 21 Real Estate LLC	78302129	2981964
CENTURY 21	United States	Century 21 Real Estate LLC	73133892	1085039
CENTURY 21	United States	Century 21 Real Estate LLC	73608730	1429531
CENTURY 21	United States	Century 21 Real Estate LLC	78008646	2762774
CENTURY 21	United States	Century 21 Real Estate LLC	73072695	1063488
CENTURY 21	United States	Century 21 Real Estate LLC	73421810	1304095
CENTURY 21	United States	Century 21 Real Estate LLC	75071763	2178970
CENTURY 21	United States	Century 21 Real Estate LLC	76279429	2662159
CENTURY 21 & Jacket Design	United States	Century 21 Real Estate LLC	73774121	1631850
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	73133894	1085040
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	73138501	1104464
CENTURY 21 & New House Design	United States	Century 21 Real Estate LLC	74142432	1771535
CENTURY 21 & New Pitched Roof House Design	United States	Century 21 Real Estate LLC	85754237
CENTURY 21 & New Pitched Roof House Design	United States	Century 21 Real Estate LLC	85754232
CENTURY 21 & Sign & Post Design	United States	Century 21 Real Estate LLC	73262350	1263774
CENTURY 21 & Sign Design	United States	Century 21 Real Estate LLC	74631924	2027670
CENTURY 21 & Sign Design	United States	Century 21 Real Estate LLC	73783422	1576475
CENTURY 21 (New House Design with Floor)	United States	Century 21 Real Estate LLC	78852446	3219883
CENTURY 21 (New House Design)	United States	Century 21 Real Estate LLC	78852448	3219884
CENTURY 21 BUILDER CONNECTIONS & Design	United States	Century 21 Real Estate LLC	75906666	2656899
CENTURY 21 BUSINESS BUILDER	United States	Century 21 Real Estate LLC	85630371
CENTURY 21 BUSINESS BUILDER	United States	Century 21 Real Estate LLC	85630365
CENTURY 21 BUSINESS BUILDER	United States	Century 21 Real Estate LLC	85630361
CENTURY 21 COMMERCIAL	United States	Century 21 Real Estate LLC	78827023	3219828
CENTURY 21 COMMERCIAL & Design	United States	Century 21 Real Estate LLC	78815005	3253260

Trademark	Country Name	Owner Name	Application No.	Registration No.
CENTURY 21 COMMERCIAL & Design	United States	Century 21 Real Estate LLC	75193702	2158319
CENTURY 21 CONNECTIONS	United States	Century 21 Real Estate LLC	77941480	3841423
CENTURY 21 FINE HOMES & ESTATES	United States	Century 21 Real Estate LLC	76581393	3007069
CENTURY 21 FINE HOMES & ESTATES & New Gate Design	United States	Century 21 Real Estate LLC	78785304	3154137
CENTURY 21 FINE HOMES & ESTATES & New Pointed Gate Design	United States	Century 21 Real Estate LLC	85588557	4249749
CENTURY 21 FINE HOMES & ESTATES & Old Gate Design	United States	Century 21 Real Estate LLC	78011431	2612738
CENTURY 21 GLOBAL REFERRAL NETWORK & Design	United States	Century 21 Real Estate LLC	78047046	2725830
CENTURY 21 HOME PROTECTION PLAN	United States	Century 21 Real Estate LLC	73241780	1161341
CENTURY 21 LEARNING SYSTEM	United States	Century 21 Real Estate LLC	78051378	2585459
CENTURY 21 MATURE MOVES	United States	Century 21 Real Estate LLC	78032288	2633322
CENTURY 21 MATURE MOVES & Design	United States	Century 21 Real Estate LLC	78036319	2633331
CENTURY 21 MORTGAGE	United States	Century 21 Real Estate LLC	78051978	2615437
CENTURY 21 MORTGAGE & Design	United States	Century 21 Real Estate LLC	73421809	1307407
CENTURY 21 NEW CONSTRUCTION	United States	Century 21 Real Estate LLC	78827028	3219829
CENTURY 21 NEW CONSTRUCTION & Design	United States	Century 21 Real Estate LLC	78816057	3219808
CENTURY 21 RECREATIONAL PROPERTIES	United States	Century 21 Real Estate LLC	78827022	3219827
CENTURY 21 RECREATIONAL PROPERTIES & Design	United States	Century 21 Real Estate LLC	74536797	1950262
CENTURY 21 SETTLEMENT SERVICES & Design	United States	Century 21 Real Estate LLC	85334021	4101640
CENTURY 21 STAR	United States	Century 21 Real Estate LLC	73763539	1551266
CLS CENTURY 21 LEARNING SYSTEM & Design	United States	Century 21 Real Estate LLC	78029441	2720034
CONNECT 2 THE 1	United States	Century 21 Real Estate LLC	77923672	3952001
CREATE 21	United States	Century 21 Real Estate LLC	78021324	2622290
Global 21	United States	Century 21 Real Estate LLC	85747998
GOLD MEDALLION	United States	Century 21 Real Estate LLC	74090919	1747396

Trademark	Country Name	Owner Name	Application No.	Registration No.
GOLD MEDALLION	United States	Century 21 Real Estate LLC	74090920	1681402
HOME BUYER’S KIT	United States	Century 21 Real Estate LLC	73735836	1594520
MAS INTELIGENTES. MAS AUDACES. MAS RAPIDOS.	United States	Century 21 Real Estate LLC	85734739
OPERATION ORBIT	United States	Century 21 Real Estate LLC	74040345	1662428
ORBIT	United States	Century 21 Real Estate LLC	74401367	1835425
PROFESIONALES, REALIZANDO TU SUENO	United States	Century 21 Real Estate LLC	78908678	3229740
PUT NUMBER 1 TO WORK FOR YOU	United States	Century 21 Real Estate LLC	73494432	1367039
Q (stylized)	United States	Century 21 Real Estate LLC	76282440	2614917
Q.S.P.D.	United States	Century 21 Real Estate LLC	74128727	1711604
QUALITY SERVICE IN EVERY CUSTOMER CONTACT PROFITABLE DOMINANCE IN THE PRIMARY MARKETPLACE	United States	Century 21 Real Estate LLC	74128781	1713518
REAL ESTATE FOR THE REAL WORLD	United States	Century 21 Real Estate LLC	75614226	2398595
REAL ESTATE FOR YOUR WORLD	United States	Century 21 Real Estate LLC	78226832	2815094
SELLER SERVICE PLEDGE	United States	Century 21 Real Estate LLC	74122857	1750374
SMARTER.BOLDER.FASTER.	United States	Century 21 Real Estate LLC	85666861	4237903
SYSTEM 21	United States	Century 21 Real Estate LLC	78605777	3424137
THE GOLDEN RULER	United States	Century 21 Real Estate LLC	77864709	3920844
THE REAL ESTATE INVESTMENT JOURNAL	United States	Century 21 Real Estate LLC	73158117	1153864
VIRTUAL SOLUTION SERIES	United States	Century 21 Real Estate LLC	76429198	2807918
WEEKLY WIRE	United States	Century 21 Real Estate LLC	75301778	2207667
WE’RE THE NEIGHBORHOOD PROFESSIONALS	United States	Century 21 Real Estate LLC	73735838	1526116
CENTURY 21	Uruguay	Century 21 Real Estate LLC	294114	294114
CENTURY 21	Uruguay	Century 21 Real Estate LLC	315904	403039
CENTURY 21 & New House Design	Uruguay	Century 21 Real Estate LLC	240868	354160
SIGLO 21	Uruguay	Century 21 Real Estate LLC	302.999	394986
CENTURY 21 & New House Design	Venezuela	Century 21 Real Estate Corp	13080-97	12130
CENTURY 21 (CENTURIA 21)	Venezuela	Century 21 Real Estate Corp	343-94	2667
SIGLO 21	Venezuela	Century 21 Real Estate Corp	10993-98

Trademark	Country Name	Owner Name	Application No.	Registration No.
SIGLO 21	Venezuela	Century 21 Real Estate LLC	11405-2011
SIGLO 21 BIENES RAICES & Design	Venezuela	Century 21 Real Estate Corp	1535-98	13019
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	4 2001 00266	40746
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	29 552	24819
CENTURY 21	Viet Nam	Century 21 Real Estate LLC	4 2010 15665	178399
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	4 2001 00267	40747
CENTURY 21 & New House Design	Viet Nam	Century 21 Real Estate LLC	29 553	24820
CENTURY 21 & New Pitched Roof House Design	Viet Nam	Century 21 Real Estate LLC	4 2010 15664	178398
CENTURY 21	Virgin Islands (British)	Century 21 Real Estate LLC		1822
CENTURY 21 & New House Design	Virgin Islands (British)	Century 21 Real Estate LLC		1823
CENTURY 21	West Bank	Century 21 Real Estate LLC	5937	5937
CENTURY 21 & New House Design	West Bank	Century 21 Real Estate LLC	5935	5935
CENTURY 21 (in Arabic)	West Bank	Century 21 Real Estate LLC	5936	5936
CENTURY 21	Zanzibar	Century 21 Real Estate LLC	70/89	92/93
CENTURY 21 & New House Design	Zanzibar	Century 21 Real Estate LLC	142/90	182/93

ERA Franchise Systems LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Albania	ERA Franchise Systems LLC	AL-M-05-00413	10841
ERA & New House Design	Albania	ERA Franchise Systems LLC	AL-M-05-00415	10843
ERA	Algeria	ERA Franchise Systems Inc*	051197	069735
ERA & New House Design (black on white)	Algeria	ERA Franchise Systems Inc*	051198	069736
ERA	Andorra	ERA Franchise Systems Inc*	20920	22553
ERA & New House Design (black on white)	Andorra	ERA Franchise Systems Inc*	20921	22557
ERA & New House Design (color)	Andorra	ERA Franchise Systems Inc*	20932	22635
ERA	Angola	ERA Franchise Systems LLC	28.219
ERA	Angola	ERA Franchise Systems LLC	28.218
ERA & New House Design	Angola	ERA Franchise Systems LLC	28.216
ERA & New House Design	Angola	ERA Franchise Systems LLC	28.217
ERA & New House Design (series of 3)	Anguilla	ERA Franchise Systems Inc*	3012	3012
ERA	Antigua and Barbuda	ERA Franchise Systems LLC	1978	1978
ERA & New House Design (series of 3)	Antigua and Barbuda	ERA Franchise Systems LLC	1981	1981
ERA	Argentina	ERA Franchise Systems LLC	2730941	2259559
ERA	Argentina	ERA Franchise Systems LLC	2730940	2259534
ERA & New House Design	Argentina	ERA Franchise Systems LLC	2730943	2259556
ERA & New House Design	Argentina	ERA Franchise Systems LLC	2730942	2259537
ERA	Aruba	ERA Franchise Systems LLC	IM980420.28	19134
ERA & New House Design	Aruba	ERA Franchise Systems LLC	IM980420.27	19133
ERA	Australia	ERA Franchise Systems Inc*	613949	613949
ERA	Australia	ERA Franchise Systems Inc*	614060	614060
ERA	Australia	ERA Franchise Systems Inc*	389378	389378
ERA & New House Design (series of 2)	Australia	ERA Franchise Systems Inc*	734308	734308
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc*	614147	614147
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc*	389379	389379
ERA & Old House, Circle Design	Australia	ERA Franchise Systems Inc*	614146	614146
TEAM ERA	Australia	ERA Franchise Systems Inc*	613952	613952

Trademark	Country Name	Owner Name	Application No.	Registration No.
TEAM ERA	Australia	ERA Franchise Systems Inc*	613953	613953
ERA & New House Design	Austria	ERA Franchise Systems Inc*	4684/97	172178
ERA	Azerbaijan	ERA Franchise Systems LLC	20081822	20100372
ERA & New House Design	Azerbaijan	ERA Franchise Systems LLC	20081821	20100371
ERA	Bahamas	ERA Franchise Systems Inc*	20611	20611
ERA & New House Design	Bahamas	ERA Franchise Systems Inc*	20596	20596
ERA	Bahrain	ERA Franchise Systems Inc*	42830	42830
ERA	Bahrain	ERA Franchise Systems Inc*	42829	42829
ERA & New House Design (color)	Bahrain	ERA Franchise Systems Inc*	42831	42831
ERA & New House Design (color)	Bahrain	ERA Franchise Systems Inc*	42832	42832
ERA	Barbados	ERA Franchise Systems LLC	NA	81/13157
ERA	Barbados	ERA Franchise Systems LLC	NA	81/13156
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems LLC	NA	81/13154
ERA & New House Design (black on white)	Barbados	ERA Franchise Systems LLC	NA	81/13155
ERA	Belize	ERA Franchise Systems LLC	3175.05	3175.05
ERA & New House Design (black on white)	Belize	ERA Franchise Systems LLC	3174.05	3174.05
AMSTERDAM ERA MAKELAARS	Benelux	ERA Franchise Systems Inc*	1109584	799660
ERA & New House Design (white on black)	Benelux	ERA Franchise Systems Inc*	888757	607767
ERA & Sign & Post Design	Benelux	ERA Franchise Systems Inc*	618741	618741
ERA AMSTERDAM	Benelux	ERA Franchise Systems Inc*	1109585	799661
ERA MAKELAAR OPEN HUIZEN ROUTE & Design	Benelux	ERA Franchise Systems Inc*	1067707	766494
ERA MAKELAARS AMSTERDAM	Benelux	ERA Franchise Systems Inc*	1109265	811386
ERA	Bermuda	ERA Franchise Systems LLC	34365	34365
ERA	Bermuda	ERA Franchise Systems LLC	48873	48873
ERA	Bermuda	ERA Franchise Systems LLC	48874	48874
ERA & New House Design	Bermuda	ERA Franchise Systems LLC	48875	48875
ERA & New House Design	Bermuda	ERA Franchise Systems LLC	48876	48876
ERA & New House Design (black on white)	Bermuda	ERA Franchise Systems LLC	34366	34366
ERA	Bolivia	ERA Franchise Systems LLC	2728-2009	126244
ERA	Bolivia	ERA Franchise Systems LLC	2729-2009	126245
ERA & New House Design	Bolivia	ERA Franchise Systems LLC	2731-2009	126398
ERA & New House Design	Bolivia	ERA Franchise Systems LLC	2730-2009	126397

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Bosnia and Herzegovina	ERA Franchise Systems LLC	BAZ059324A	BAZ059324
ERA & New House Design	Bosnia and Herzegovina	ERA Franchise Systems LLC	BAZ059323A	BAZ059323
ERA	Brazil	ERA Franchise Systems LLC	830172475
ERA	Brazil	ERA Franchise Systems LLC	830176411	830176411
ERA & New House Design	Brazil	ERA Franchise Systems LLC	830172521
ERA & New House Design	Brazil	ERA Franchise Systems LLC	830176403	830176403
ERA & Old House Design	Brazil	ERA Franchise Systems LLC	819488011	819488011
ERA & New House Design (black on white)	Brunei Darussalam	ERA Franchise Systems Inc*	BRU/28160	25588
ERA	Bulgaria	ERA Franchise Systems Inc*	82714	74639
ERA & New House Design (black on white)	Bulgaria	ERA Franchise Systems Inc*	82715	74770
ERA & New House Design (color)	Bulgaria	ERA Franchise Systems Inc*	82716	74711
ERA	Cambodia	ERA Franchise Systems LLC	13156	12854
ERA	Cambodia	ERA Franchise Systems LLC	13157	12855
ERA & New House Design	Cambodia	ERA Franchise Systems LLC	12606	12665
ERA & New House Design	Cambodia	ERA Franchise Systems LLC	12607	12666
ERA	Canada	ERA Franchise Systems LLC	505554	289140
ERA	Canada	ERA Franchise Systems LLC	502174	297534
ERA & New House Design	Canada	ERA Franchise Systems LLC	1500588	806678
ERA & Old House, Circle Design	Canada	ERA Franchise Systems LLC	505555	296842
ERA	Cape Verde	ERA Franchise Systems LLC
ERA & New House Design	Cape Verde	ERA Franchise Systems LLC
ERA	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	ERA Franchise Systems LLC	1648	1648
ERA	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	ERA Franchise Systems LLC	1647	1647
ERA & New House Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	ERA Franchise Systems LLC	1624	1624
ERA & New House Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	ERA Franchise Systems LLC	1625	1625
ERA	Cayman Islands	ERA Franchise Systems LLC		1584675
ERA & New House Design (series of 3)	Cayman Islands	ERA Franchise Systems LLC		2132336

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Chile	ERA Franchise Systems LLC	872770	955065
ERA	Chile	ERA Franchise Systems LLC	872771	955066
ERA & New House Design	Chile	ERA Franchise Systems LLC	871842	939767
ERA & New House Design	Chile	ERA Franchise Systems LLC	871841	957572
ERA	China (People’s Republic)	ERA Franchise Systems LLC	9900119491	1512620
ERA	China (People’s Republic)	ERA Franchise Systems LLC	4980368	4980368
ERA & New House Design (black on white)	China (People’s Republic)	ERA Franchise Systems LLC	9900119489	1512612
ERA (new house design)	China (People’s Republic)	ERA Franchise Systems LLC	9900119490	1487627
ERA	Colombia	ERA Franchise Systems LLC	95 41908	287103
ERA	Colombia	ERA Franchise Systems LLC	01 00174	285870
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems LLC	98 0511	275576
ERA & New House Design (black on white)	Colombia	ERA Franchise Systems LLC	98 22226	275305
ERA & Old House, Circle Design	Colombia	ERA Franchise Systems Inc*	95 41907	292845
ERA	Costa Rica	ERA Franchise Systems LLC	80451	80451
ERA	Costa Rica	ERA Franchise Systems LLC	80449	80449
ERA & New House Design	Costa Rica	ERA Franchise Systems LLC	2010-9139	208316
ERA REAL ESTATE & New House Design (in color)	Costa Rica	ERA Franchise Systems LLC	2002-006229	138005
ERA	Croatia	ERA Franchise Systems Inc*	20051765	20051765
ERA & New House Design	Croatia	ERA Franchise Systems Inc*	20051766	20051766
ERA	Cuba	ERA Franchise Systems LLC	527/2012
ERA	Curacao	ERA Franchise Systems Inc*	800121	13348
ERA	Curacao	ERA Franchise Systems LLC	800162	13356
ERA & New House Design	Curacao	ERA Franchise Systems Inc*	800122	13349
ERA & New House Design	Curacao	ERA Franchise Systems LLC	800163	13357
ERA & New House Design	Czech Republic	ERA Franchise Systems LLC	145439	227727
ERA	Denmark	ERA Franchise Systems LLC	01389/98	2000 0031
ERA & New House Design	Denmark	ERA Franchise Systems LLC	01390/98	2000 0032
ERA	Dominica	ERA Franchise Systems LLC	99181888	93/98
ERA & New House Design	Dominica	ERA Franchise Systems LLC	99181887	92/98
ERA	Dominican Republic	ERA Franchise Systems LLC		98235
ERA	Dominican Republic	ERA Franchise Systems LLC	98036562	99422
ERA & New House Design	Dominican Republic	ERA Franchise Systems LLC	98036563	99417

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA (and design)	Dominican Republic	ERA Franchise Systems LLC		98236
ERA	Ecuador	ERA Franchise Systems Inc*	58777	30597
ERA	Ecuador	ERA Franchise Systems Inc*	58780	30697
ERA & New House Design	Ecuador	ERA Franchise Systems Inc*	180790	2814-07
ERA & New House Design	Ecuador	ERA Franchise Systems Inc*	180791	2815-07
ERA & Old House Design	Ecuador	ERA Franchise Systems Inc*	58779	1231
ERA & Old House Design	Ecuador	ERA Franchise Systems Inc*	58776	30497
ERA	Egypt	ERA Franchise Systems Inc*	161968	161968
ERA	Egypt	ERA Franchise Systems Inc*	161969	161969
ERA & New House Design	Egypt	ERA Franchise Systems Inc*	161971	161971
ERA & New House Design	Egypt	ERA Franchise Systems Inc*	161970	161970
ERA	El Salvador	ERA Franchise Systems Inc*	20050065387	216 Book 54
ERA	El Salvador	ERA Franchise Systems Inc*	20050065390	94 Book 52
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems Inc*	20050065384	87 Book 52
ERA & New House Design (black on white)	El Salvador	ERA Franchise Systems Inc*	20050065383	220 Book 54
ERA	European Community	ERA Franchise Systems LLC	EU 4575379	EU 4575379
ERA	European Community	ERA Franchise Systems LLC	EU 538421	EU 538421
ERA & New House Design (color)	European Community	ERA Franchise Systems LLC	EU 4575361	EU 4575361
ERA & New House Design (white on black)	European Community	ERA Franchise Systems LLC	EU 782995	EU 782995
ERA	Finland	ERA Franchise Systems LLC	T199800268	219819
ERA	Finland	ERA Franchise Systems LLC	T201002132	253333
ERA & New House Design	Finland	ERA Franchise Systems LLC	T199800269	219820
ERA & New House Design	Finland	ERA Franchise Systems LLC	T201002133	253173
ERA & New House Design (black on white)	France	ERA Franchise Systems Inc*	97686901	97686901
ERA & New House Design (color)	France	ERA Franchise Systems Inc*	97686900	97686900
ERA & New House Design (white on black)	France	ERA Franchise Systems Inc*	97667132	97667132
ERA & New House Design	Germany	ERA Franchise Systems Inc*	39721035.3	39721035
ERA	Ghana	ERA Franchise Systems LLC	001998/2008
ERA	Ghana	ERA Franchise Systems LLC
ERA & New House Design	Ghana	ERA Franchise Systems LLC	001997/2008

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Ghana	ERA Franchise Systems LLC	002235/2008
ERA	Gibraltar	ERA Franchise Systems LLC	9332	9332
ERA & New House Design (series of 3)	Gibraltar	ERA Franchise Systems LLC	9331	9331
ERA	Greece	ERA Franchise Systems LLC	136042	136042/98
ERA & New House Design	Greece	ERA Franchise Systems LLC	136043	136043/98
ERA	Grenada	ERA Franchise Systems LLC	87/1998	87/1998
ERA & New House Design (in series)	Grenada	ERA Franchise Systems LLC	88/1998	88/1998
ERA	Guatemala	ERA Franchise Systems LLC	6145	167924
ERA	Guatemala	ERA Franchise Systems LLC		6345
ERA	Guatemala	ERA Franchise Systems LLC	4150	141018
ERA & New House Design	Guatemala	ERA Franchise Systems LLC	6146	167920
ERA & New House Design (black on white)	Guatemala	ERA Franchise Systems LLC	4149	140849
ERA	Guyana	ERA Franchise Systems LLC	23370A	23370
ERA & New House Design	Guyana	ERA Franchise Systems LLC	23334A	23334
ERA	Haiti	ERA Franchise Systems LLC	371-T	388 Reg. 162
ERA	Haiti	ERA Franchise Systems LLC	372-T	389 Reg. 162
ERA & New House Design	Haiti	ERA Franchise Systems LLC	374-T	370 Reg. 163
ERA & New House Design	Haiti	ERA Franchise Systems LLC	373-T	369 Reg. 163
ERA	Honduras	ERA Franchise Systems LLC	4726/98	5057
ERA	Honduras	ERA Franchise Systems LLC	4727/98	102510
ERA & New House Design	Honduras	ERA Franchise Systems LLC	4610/98	5068
ERA & New House Design (black on white)	Honduras	ERA Franchise Systems LLC	4614/98	104867
ERA & Design	Hong Kong	ERA Franchise Systems Inc*	14652/92	4256/95
ERA & New House Design (black on white)	Hong Kong	ERA Franchise Systems Inc*	3804/97	199901582
ERA & New House Design (series of 2)	Hong Kong	ERA Franchise Systems Inc*	7896/97	199810953
ERA	India	ERA Franchise Systems LLC	1580017	1580017
ERA	India	ERA Franchise Systems Inc*	1290397	1290397
ERA & New House Design	India	ERA Franchise Systems LLC	1580018	1580018
ERA & New House Design	India	ERA Franchise Systems Inc*	01309561	1309561
ERA	Indonesia	ERA Franchise Systems LLC	D002012011961
ERA	Indonesia	ERA Franchise Systems LLC	14416	IDM000048946
ERA	Indonesia	ERA Franchise Systems LLC	14417	IDM000048950
ERA	Indonesia	ERA Franchise Systems LLC	14418	IDM000048951

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Indonesia	ERA Franchise Systems LLC	14419	IDM000048952
ERA & New House Design	Indonesia	ERA Franchise Systems LLC	D002012011960
ERA & New House Design (color)	Indonesia	ERA Franchise Systems LLC	11737	IDM000149589
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14420	IDM000048948
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14421	IDM000046993
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14423	IDM000048947
ERA & Old House, Circle Design	Indonesia	ERA Franchise Systems LLC	14422	IDM000048949
ERA	Ireland	ERA Franchise Systems LLC	98/1442	213581
ERA & New House Design	Ireland	ERA Franchise Systems LLC	98/1443	213604
ERA	Israel	ERA Franchise Systems Inc*	106137	106137
ERA & New House Design (black on white)	Israel	ERA Franchise Systems Inc*	112398	112398
ERA & New House Design (white on black)	Italy	ERA Franchise Systems Inc*	RM97C004101	1272876
ERA	Jamaica	ERA Franchise Systems LLC	162603	36774
ERA	Jamaica	ERA Franchise Systems LLC	41297	41297
ERA & New House Design	Jamaica	ERA Franchise Systems LLC	162604	36783
ERA	Japan	ERA Franchise Systems LLC	88513/93	3337980
ERA	Japan	ERA Franchise Systems LLC	88514/1993	3287800
ERA & New House Design	Japan	ERA Franchise Systems LLC	28049/1997	4240288
ERA	Jordan	ERA Franchise Systems Inc*	79187	79187
ERA	Jordan	ERA Franchise Systems Inc*	79188	79188
ERA & New House Design	Jordan	ERA Franchise Systems Inc*	79191	79191
ERA & New House Design	Jordan	ERA Franchise Systems Inc*	79192	79192
ERA	Kazakhstan	ERA Franchise Systems LLC	45549	31640
ERA & New House Design	Kazakhstan	ERA Franchise Systems LLC	45548	31639
ERA & New House Design (color)	Korea, Republic of	ERA Franchise Systems LLC	11635/97	0050945
ERA	Kosovo	ERA Franchise Systems LLC	2539	7252
ERA & New House Design	Kosovo	ERA Franchise Systems LLC	2538	7251
ERA	Kuwait	ERA Franchise Systems Inc*	72481	61063
ERA	Kuwait	ERA Franchise Systems Inc*	70260	59155
ERA & New House Design	Kuwait	ERA Franchise Systems Inc*	72482	61064
ERA & New House Design	Kuwait	ERA Franchise Systems Inc*	70261	59156
ERA	Laos	ERA Franchise Systems LLC	7325	19051
ERA	Laos	ERA Franchise Systems LLC	7325	19052
ERA & New House Design	Laos	ERA Franchise Systems LLC	7326	19054

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Laos	ERA Franchise Systems LLC	7326	19053
ERA & New House Design (black on white)	Latvia	ERA Franchise Systems LLC	M-99-1240	M47436
ERA	Lebanon	ERA Franchise Systems Inc*	95533	95533
ERA & New House Design	Lebanon	ERA Franchise Systems Inc*	95534	95534
ERA	Libya	ERA Franchise Systems Inc*	5186
ERA	Libya	ERA Franchise Systems Inc*	5187
ERA & New House Design	Libya	ERA Franchise Systems Inc*	5188
ERA & New House Design	Libya	ERA Franchise Systems Inc*	5189
ERA	Liechtenstein	ERA Franchise Systems Inc*	013766	13766
ERA & New House Design	Liechtenstein	ERA Franchise Systems Inc*	013767	13767
ERA & New House Design (black on white)	Lithuania	ERA Franchise Systems LLC	99-1695	40601
ERA	Macedonia	ERA Franchise Systems Inc*	2005/928	13232
ERA & New House Design	Macedonia	ERA Franchise Systems Inc*	2005/931	13231
ERA	Malaysia	ERA Franchise Systems LLC	08002709
ERA	Malaysia	ERA Franchise Systems LLC	08002708	08002708
ERA & New House Design	Malaysia	ERA Franchise Systems LLC	99/226	99000226
ERA & New House Design (black on white)	Malaysia	ERA Franchise Systems LLC	97012663	97012663
ERA & Old House, Circle Design	Malaysia	ERA Franchise Systems Inc*	91/1152	91001152
ERA	Mauritius	ERA Franchise Systems LLC	MU/M/08/08707	08331/2009
ERA & New House Design	Mauritius	ERA Franchise Systems LLC	MU/M/08/08536	07226/2009
ERA	Mexico	ERA Franchise Systems LLC	796173	987713
ERA & New House Design (black on white)	Mexico	ERA Franchise Systems LLC	837793	1023942
ERA & New House Design	Monaco	ERA Franchise Systems Inc*	021010	9920833
ERA	Montenegro	ERA Franchise Systems LLC	Z-903/08	02569
ERA & New House Design	Montenegro	ERA Franchise Systems LLC	Z-904/08	02570
ERA	Montserrat	ERA Franchise Systems LLC		1463
ERA & New House Design (in series)	Montserrat	ERA Franchise Systems LLC		1464
ERA	Morocco	ERA Franchise Systems Inc*	95010	95010
ERA	Morocco	ERA Franchise Systems Inc*	95011	95011
ERA	Morocco	ERA Franchise Systems Inc*	92690	92690
ERA	Morocco	ERA Franchise Systems Inc*	92691	92691
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc*	95012	95012
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc*	95013	95013

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc*	92692	92692
ERA & New House Design (color)	Morocco	ERA Franchise Systems Inc*	92693	92693
ERA	Mozambique	ERA Franchise Systems LLC	18642	18642/2011
ERA	Mozambique	ERA Franchise Systems LLC	18643	18643/2011
ERA & New House Design	Mozambique	ERA Franchise Systems LLC	18644	18644/2011
ERA & New House Design	Mozambique	ERA Franchise Systems LLC	18645	18645/2011
ERA	Myanmar	ERA Franchise Systems LLC	4/23/2000	4/23/2000
ERA	Myanmar	ERA Franchise Systems LLC	4/23/2000	4/23/2000
ERA & New House Design	Myanmar	ERA Franchise Systems LLC	4/22/2000	4/22/2000
ERA & New House Design	Myanmar	ERA Franchise Systems LLC	4/22/2000	4/22/2000
ERA	New Zealand	ERA Franchise Systems LLC	192008	192008
ERA & New House Design (series of 3)	New Zealand	ERA Franchise Systems LLC	276680	276680
ERA & New House Design (series of 3)	New Zealand	ERA Franchise Systems LLC	819985	819985
ERA	Nicaragua	ERA Franchise Systems LLC	2005-01929	0600601
ERA & New House Design (black on white)	Nicaragua	ERA Franchise Systems LLC	2005-01930	0600600
ERA	Nigeria	ERA Franchise Systems LLC	F/TM/2009434	86826
ERA	Nigeria	ERA Franchise Systems LLC	F/TM/2009433	88001
ERA & New House Design	Nigeria	ERA Franchise Systems LLC	F/TM/2009432
ERA & New House Design	Nigeria	ERA Franchise Systems LLC	F/TM/2009431	84657
ERA	Norway	ERA Franchise Systems LLC	98.00537	194678
ERA & New House Design	Norway	ERA Franchise Systems LLC	199907703	203264
ERA & New House Design (black on white)	Norway	ERA Franchise Systems LLC	98.00538	196289
ERA	Oman	ERA Franchise Systems Inc*	36887	36887
ERA	Oman	ERA Franchise Systems Inc*	36888	36888
ERA & New House Design (black on white)	Oman	ERA Franchise Systems Inc*	36889	36889
ERA & New House Design (black on white)	Oman	ERA Franchise Systems Inc*	36890	36890
ERA	Panama	ERA Franchise Systems LLC	143045	143045
ERA	Panama	ERA Franchise Systems LLC	143044	143044
ERA & New House Design (color)	Panama	ERA Franchise Systems LLC	143048	143048
ERA & New House Design (color)	Panama	ERA Franchise Systems LLC	143046	143046
ERA	Papua New Guinea	ERA Franchise Systems LLC	A62361	A62,361

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	Papua New Guinea	ERA Franchise Systems LLC	A62360	A62,360
ERA & New House Design	Papua New Guinea	ERA Franchise Systems LLC	A62363	A62,363
ERA & New House Design	Papua New Guinea	ERA Franchise Systems LLC	A62362	A62,362
ERA	Paraguay	ERA Franchise Systems LLC	26156	340038
ERA	Paraguay	ERA Franchise Systems LLC	26158	340039
ERA & New House Design	Paraguay	ERA Franchise Systems LLC	26157	339981
ERA & New House Design	Paraguay	ERA Franchise Systems LLC	26159	339982
ERA	Peru	ERA Franchise Systems LLC	397468	176528
ERA	Peru	ERA Franchise Systems LLC	397467	66497
ERA & New House Design	Peru	ERA Franchise Systems LLC	397469	180931
ERA & New House Design	Peru	ERA Franchise Systems LLC	397475	66606
ERA	Philippines	ERA Franchise Systems LLC	4-2011-010836	4-2011-010836
ERA & New House Design	Philippines	ERA Franchise Systems LLC	4-2011-010837	4-2011-010837
ERA	Poland	ERA Franchise Systems LLC	Z-197068	137441
ERA & New House Design	Poland	ERA Franchise Systems LLC	Z-197067	137440
ERA & New House Design (black on white)	Portugal	ERA Franchise Systems Inc*	325827	325827
ERA	Qatar	ERA Franchise Systems Inc*	32846	32846
ERA	Qatar	ERA Franchise Systems Inc*	32847	32847
ERA & New House Design	Qatar	ERA Franchise Systems Inc*	32849	32849
ERA & New House Design	Qatar	ERA Franchise Systems Inc*	32848	32848
ERA	Romania	ERA Franchise Systems LLC	M2005 11899	71512
ERA	Romania	ERA Franchise Systems LLC	M2007 06567	95029
ERA & New House Design	Romania	ERA Franchise Systems LLC	M2005 11900	71513
ERA & New House Design	Romania	ERA Franchise Systems LLC	M2007 06568	95030
ERA	Russian Federation	ERA Franchise Systems LLC	2005720989	331367
ERA & New House Design	Russian Federation	ERA Franchise Systems Inc*	2006725599	344235
ERA (New House Design)	Russian Federation	ERA Franchise Systems LLC	2005720988	314603
ERA	Saudi Arabia	ERA Franchise Systems Inc*	95698	857/44
ERA	Saudi Arabia	ERA Franchise Systems Inc*	95699	857/47
ERA & New House Design	Saudi Arabia	ERA Franchise Systems Inc*	95700	849/78
ERA & New House Design	Saudi Arabia	ERA Franchise Systems Inc*	95701	849/53
ERA	Serbia	ERA Franchise Systems LLC	Z-1960/07	56596

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design	Serbia	ERA Franchise Systems LLC	Z-1959/07	56595
ERA	Seychelles	ERA Franchise Systems LLC	445/2008	8757
ERA	Seychelles	ERA Franchise Systems LLC	444/2008	8756
ERA & New House Design	Seychelles	ERA Franchise Systems LLC	447/2008	8759
ERA & New House Design	Seychelles	ERA Franchise Systems LLC	446/2008	8758
ERA & New House Design (series of 3)	Singapore	ERA Franchise Systems Inc*	T97/10483H	T97/10483H
ERA & New House Design	Slovakia	ERA Franchise Systems LLC	1541/2000	196635
ERA	South Africa	ERA Franchise Systems LLC	2009/18869	2009/18869
ERA	South Africa	ERA Franchise Systems LLC	2009/18870	2009/18870
ERA & New House Design (black on white)	South Africa	ERA Franchise Systems LLC	9707024	9707024
ERA & New House Design (color)	South Africa	ERA Franchise Systems LLC	9707023	9707023
ERA & New House Design (color)	Spain	ERA Franchise Systems LLC	2093058	2093058
ERA & New House Design (white on black)	Spain	ERA Franchise Systems LLC	2093057	2093057
SIEMPRE AHI PARA TI	Spain	ERA Franchise Systems LLC		2286011
ERA	St. Kitts and Nevis	ERA Franchise Systems LLC	S97	2012/0057-S
ERA & New House Design	St. Kitts and Nevis	ERA Franchise Systems LLC	S96	2012/0056-S
ERA	St. Lucia	ERA Franchise Systems LLC	118/1998	118/98
ERA	St. Lucia	ERA Franchise Systems LLC	119/1998	119/98
ERA & New House Design	St. Lucia	ERA Franchise Systems LLC	116/1998	116/98
ERA & New House Design	St. Lucia	ERA Franchise Systems LLC	117/1998	117/98
ERA	St. Maarten	ERA Franchise Systems Inc*	800121	13348
ERA	St. Maarten	ERA Franchise Systems LLC	800162	13356
ERA & New House Design	St. Maarten	ERA Franchise Systems Inc*	800122	13349
ERA & New House Design	St. Maarten	ERA Franchise Systems LLC	800163	13357
ERA	St. Vincent and the Grenadines	ERA Franchise Systems LLC	236/2006	236/2006
ERA & New House Design (series of 3)	St. Vincent and the Grenadines	ERA Franchise Systems LLC		129 OF 1998
ERA	Suriname	ERA Franchise Systems LLC	22046	22046
ERA & New House Design	Suriname	ERA Franchise Systems LLC	22044	22044
ERA	Sweden	ERA Franchise Systems Inc*	95-04899	308825
ERA	Switzerland	ERA Franchise Systems LLC	54080/2003	515800
ERA & New House Design	Switzerland	ERA Franchise Systems LLC	01739/2001	486736
ERA & New House Design	Switzerland	ERA Franchise Systems LLC	54079/2003	515779
ERA	Taiwan	ERA Franchise Systems LLC	79-46327	51875

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA & New House Design (white on black)	Taiwan	ERA Franchise Systems LLC	86025221	100963
ERA	Tangier	ERA Franchise Systems Inc*	32105	32105
ERA	Tangier	ERA Franchise Systems Inc*	32106	32106
ERA & New House Design	Tangier	ERA Franchise Systems Inc*	32107	32107
ERA & New House Design	Tangier	ERA Franchise Systems Inc*	32108	32108
ERA & New House Design (black on white)	Thailand	ERA Franchise Systems Inc*	335635	Bor6378
ERA	Trinidad and Tobago	ERA Franchise Systems LLC	28261	28261
ERA & New House Design (black & white)	Trinidad and Tobago	ERA Franchise Systems LLC	28262	28262
ERA	Tunisia	ERA Franchise Systems Inc*	EE042636	EE042636
ERA REAL ESTATE & New House Design	Tunisia	ERA Franchise Systems Inc*	EE042637	EE042637
ERA	Turkey	ERA Franchise Systems LLC	50587	50587
ERA	Turkey	ERA Franchise Systems LLC	61342	61342
ERA & New House Design	Turkey	ERA Franchise Systems LLC	50588	50588
ERA & New House Design	Turkey	ERA Franchise Systems LLC	61343	61343
ERA GRUP and Design	Turkey	ERA Franchise Systems LLC	2002/35722	2002/35722
ERA	Turkish Republic of Northern Cyprus	ERA Franchise Systems LLC	7900	7900
ERA & New House Design	Turkish Republic of Northern Cyprus	ERA Franchise Systems LLC	7901	7901
ERA	Turks and Caicos Islands	ERA Franchise Systems LLC	12413	12413
ERA	Turks and Caicos Islands	ERA Franchise Systems LLC	11691	11691
ERA & New House Design	Turks and Caicos Islands	ERA Franchise Systems LLC	11798	11798
ERA & New House Design (in series)	Turks and Caicos Islands	ERA Franchise Systems LLC	12414	12414
ERA	Uganda	ERA Franchise Systems LLC	42874	42874
ERA	Uganda	ERA Franchise Systems LLC	42871	42871
ERA & New House Design	Uganda	ERA Franchise Systems LLC	42873	42873
ERA & New House Design	Uganda	ERA Franchise Systems LLC	42872	42872
ERA	Ukraine	ERA Franchise Systems LLC	M200900156	135709
ERA & New House Design	Ukraine	ERA Franchise Systems LLC	M201017824B	150078
ERA & New House Design	Ukraine	ERA Franchise Systems LLC	M200900157	135710
ERA	United Arab Emirates	ERA Franchise Systems LLC	148754

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA	United Arab Emirates	ERA Franchise Systems LLC	148755
ERA	United Arab Emirates	ERA Franchise Systems LLC	56948	48034
ERA	United Arab Emirates	ERA Franchise Systems LLC	56947	48035
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	148756
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	148757
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	56782	48033
ERA & New House Design	United Arab Emirates	ERA Franchise Systems LLC	56783	48078
ERA	United Kingdom	ERA Franchise Systems LLC	1584675	1584675
ERA	United Kingdom	ERA Franchise Systems LLC	2165216	2165216
ERA & New House Design (color)	United Kingdom	ERA Franchise Systems LLC	2393362	2393362
ERA & New House Design (series of 3)	United Kingdom	ERA Franchise Systems LLC	2132336	2132336
1ST IN SERVICE	United States	ERA Franchise Systems LLC	78710978	3192163
A SMARTER COMMUNITY	United States	ERA Franchise Systems LLC	85026180	4276132
ALL YOU NEED TO KNOW	United States	ERA Franchise Systems LLC	78397567	3335898
ALWAYS THERE FOR YOU	United States	ERA Franchise Systems LLC	75746258	2477197
ANSWERS	United States	ERA Franchise Systems LLC	74185466	1756219
BLUEPRINT FOR SUCCESS	United States	ERA Franchise Systems LLC	77015719	3371366
DIRECT ACCESS	United States	ERA Franchise Systems LLC	78729761	3443282
ELECTRONIC REALTY ASSOCIATES	United States	ERA Franchise Systems LLC	77367524	3621544
ERA	United States	ERA Franchise Systems LLC	78599896	3073417
ERA	United States	ERA Franchise Systems LLC	73113461	1078060
ERA	United States	ERA Franchise Systems LLC	78008652	2691643
ERA	United States	ERA Franchise Systems LLC	73388791	1251827
ERA & New House Design (black on white)	United States	ERA Franchise Systems LLC	75269373	2875845
ERA & New House Design (black on white)	United States	ERA Franchise Systems LLC	78599899	3073418
ERA & New House Design (in color)	United States	ERA Franchise Systems LLC	77093228	3316400
ERA & New House Design (white on black)	United States	ERA Franchise Systems LLC	75250116	2121860
ERA (New House Design)	United States	ERA Franchise Systems LLC	78641980	3135362

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA 1ST IN SERVICE JIM JACKSON MEMORIAL AWARD & Design	United States	ERA Franchise Systems LLC	76284300	2594245
ERA GOLD STAR PROPERTY	United States	ERA Franchise Systems LLC	85467451
ERA HOME PROTECTION PLAN	United States	ERA Franchise Systems LLC	78018755	2576242
ERA LEARNING EXCHANGE	United States	ERA Franchise Systems LLC	85256527	4022857
ERA POWERED	United States	ERA Franchise Systems LLC	77941481
ERA REAL ESTATE & New House Design	United States	ERA Franchise Systems LLC	78575216	3082137
ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF ACHIEVEMENT & Design	United States	ERA Franchise Systems LLC	85773461
ERA REAL ESTATE CIRCLE OF SUCCESS CIRCLE OF HONOR & Design	United States	ERA Franchise Systems LLC	85773463
ERA REAL ESTATE CIRCLE OF SUCCESS LEADERS’ CIRCLE & Design	United States	ERA Franchise Systems LLC	85773466
ERA REAL ESTATE GLOBAL INNOVATION TRUE VALUE BEST IN CLASS COMMUNITY & Design	United States	ERA Franchise Systems LLC	85773459
ERA REAL ESTATE HOME PROTECTION PLAN & Design	United States	ERA Franchise Systems LLC	78035233	2612765
ERA REAL ESTATE NATIONAL MILITARY BROKER NETWORK & Design	United States	ERA Franchise Systems LLC	78058980	2635317
ERA REAL ESTATE POWERED	United States	ERA Franchise Systems LLC	85227422	4254504
ERA REAL ESTATE POWERED	United States	ERA Franchise Systems LLC	85227394	4250619
ERA REAL ESTATE POWERED & House Design (in color)	United States	ERA Franchise Systems LLC	85227425	4254505
ERA REAL ESTATE POWERED & House Design (in color)	United States	ERA Franchise Systems LLC	85228426	4250621
ERA REAL ESTATE RESORT PROPERTIES INTERNATIONAL & Design	United States	ERA Franchise Systems LLC	76243766	2563583
ERA SEARCHROUTER	United States	ERA Franchise Systems LLC	78550994	3525685
ERA SELECT SERVICES	United States	ERA Franchise Systems LLC	75809994	2737148

Trademark	Country Name	Owner Name	Application No.	Registration No.
ERA TOPRECRUITER	United States	ERA Franchise Systems LLC	85238595	4022536
GOLD STAR ON THE GO	United States	ERA Franchise Systems LLC	85467453
I WILL SELL YOUR HOUSE OR ERA WILL BUY IT	United States	ERA Franchise Systems LLC	78293264	2958388
IF WE DON’T SELL YOUR HOUSE, ERA WILL BUY IT!	United States	ERA Franchise Systems LLC	74073209	1646268
IF WE DON’T SELL YOUR HOUSE, WE’LL BUY IT	United States	ERA Franchise Systems LLC	76075358	3843416
IT’S THE LITTLE THINGS WE DO	United States	ERA Franchise Systems LLC	78915320	3233314
NMBN	United States	ERA Franchise Systems LLC	74183282	1753385
SELECT SERVICES & Design	United States	ERA Franchise Systems LLC	85467460
SELLERS SECURITY	United States	ERA Franchise Systems LLC	78425874	2983252
SELLERS SECURITY (Stylized)	United States	ERA Franchise Systems LLC	73261423	1196433
TEAMERA	United States	ERA Franchise Systems LLC	85298427	4066650
TEAMERA	United States	ERA Franchise Systems LLC	74073379	1645223
TEAMERA.COM	United States	ERA Franchise Systems LLC	85256525	4022856
TOP GUN	United States	ERA Franchise Systems LLC	74153559	1757264
TOP TEAM	United States	ERA Franchise Systems LLC	76243776	2706182
VISIONS OF LUXURY	United States	ERA Franchise Systems LLC	78764214	3555334
WE WILL SELL YOUR HOUSE OR ERA WILL BUY IT	United States	ERA Franchise Systems LLC	75483140	2464187
ERA	Uruguay	ERA Franchise Systems LLC	399067	399067
ERA & New House Design	Uruguay	ERA Franchise Systems LLC	399066	399066
ERA—ELECTRONIC REALTY ASSOCIATES	Uruguay	ERA Franchise Systems Inc*	251848	344149
ERA	Venezuela	ERA Franchise Systems LLC	14810-09
ERA	Venezuela	ERA Franchise Systems LLC	14812-09
ERA & New House Design	Venezuela	ERA Franchise Systems LLC	14809-09
ERA & New House Design	Venezuela	ERA Franchise Systems LLC	14811-09
ERA	Viet Nam	ERA Franchise Systems LLC	43364	38625
ERA & New House Design (black on white)	Viet Nam	ERA Franchise Systems LLC	43365	38627
ERA	Virgin Islands (British)	ERA Franchise Systems LLC	1684	1684
ERA & New House Design (series of 3)	Virgin Islands (British)	ERA Franchise Systems LLC	1685	1685

*	ERA Franchise Systems, Inc. converted its entity type and name to ERA Franchise Systems LLC on July 2, 2007. The recordal of that change is being instructed as renewals or other actions are taken.

Coldwell Banker Real Estate LLC

Trademark Applications and Registration

Trademark	Country Name	Owner Name	Application No.	Registration No.
BEST OF BLUE	United States	COLDWELL BANKER REAL ESTATE LLC	85468323
BLUE EDGE REALTY	United States	COLDWELL BANKER REAL ESTATE LLC	78029778	2605955
BLUE MATTER	United States	COLDWELL BANKER REAL ESTATE LLC	77948751	3860242
BLUESCAPE	United States	COLDWELL BANKER REAL ESTATE LLC	77773000	3857933
BLUEVIEW	United States	COLDWELL BANKER REAL ESTATE LLC	85468324
CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	73210971	1153366
CB COLDWELL BANKER COMMERCIAL & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78655402	3179803
CB in a House Design	United States	COLDWELL BANKER REAL ESTATE LLC	85681112
CBC	United States	COLDWELL BANKER REAL ESTATE LLC	78235734	3030080
COLDWELL	United States	COLDWELL BANKER REAL ESTATE LLC	85525663
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	78008563	2453334
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	75152362	2057608
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	78655395	3100659
COLDWELL BANKER	United States	COLDWELL BANKER REAL ESTATE LLC	73211116	1154155
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78655400	3179802
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	73346790	1215241
COLDWELL BANKER CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	75152363	2059501
COLDWELL BANKER CB & Design HOME LOANS	United States	COLDWELL BANKER REAL ESTATE LLC	77870433	3810666
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529273
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85528560	4175758

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85528627	4175759
COLDWELL BANKER CB & Design MORTGAGE	United States	COLDWELL BANKER REAL ESTATE LLC	77870426	3810664
COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	73787763	1598908
COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	78655398	3254878
COLDWELL BANKER COMMERCIAL	United States	COLDWELL BANKER REAL ESTATE LLC	75120713	2059364
COLDWELL BANKER COMMERCIAL CB & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78080719	2745034
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85530549
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529640	4175765
COLDWELL BANKER COMMERCIAL CB & Design in 3D	United States	COLDWELL BANKER REAL ESTATE LLC	85529643	4175766
COLDWELL BANKER COMMERCIAL MARKETCONNECT & Design	United States	COLDWELL BANKER REAL ESTATE LLC	78677295	3191841
COLDWELL BANKER CONCIERGE	United States	COLDWELL BANKER REAL ESTATE LLC	75588856	2472004
COLDWELL BANKER CONCIERGE	United States	COLDWELL BANKER REAL ESTATE LLC	75630167	2576448
COLDWELL BANKER ISLAND TITLE AGENCY, LLC	United States	COLDWELL BANKER REAL ESTATE LLC	85329908	4070768
COLDWELL BANKER MID-ATLANTIC TITLE	United States	COLDWELL BANKER REAL ESTATE LLC	85329489	4070767
COLDWELL BANKER ON LOCATION	United States	COLDWELL BANKER REAL ESTATE LLC	77721965	3786028
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	COLDWELL BANKER REAL ESTATE LLC	78032990	2529955
COLDWELL BANKER PREVIEWS INTERNATIONAL	United States	COLDWELL BANKER REAL ESTATE LLC	78655389	3093311
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	United States	COLDWELL BANKER REAL ESTATE LLC	78638810	3170029
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D b/w	United States	COLDWELL BANKER REAL ESTATE LLC	85719826

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D color	United States	COLDWELL BANKER REAL ESTATE LLC	85719820
COLDWELL BANKER RESIDENTIAL BROKERAGE ACCREDITED REAL	United States	COLDWELL BANKER REAL ESTATE LLC	78641891	3276900
COLDWELL BANKER SETTLEMENT SERVICES & Design	United States	COLDWELL BANKER REAL ESTATE LLC	85329486	4070766
COLDWELL BANKER UNIVERSITY	United States	COLDWELL BANKER REAL ESTATE LLC	74425646	1842126
COLDWELL BANKER UNIVERSITY & Cap in Circle Design	United States	COLDWELL BANKER REAL ESTATE LLC	85179678	4005411
COLDWELL BANKER UNIVERSITY & New Seal Design	United States	COLDWELL BANKER REAL ESTATE LLC	78783829	3231639
COLDWELL BANKER UNIVERSITY & Old Book, Seal Design	United States	COLDWELL BANKER REAL ESTATE LLC	74421411	1876968
COLDWELL BANKER WESTCHESTER TITLE AGENCY, LLC	United States	COLDWELL BANKER REAL ESTATE LLC	85329483	4070765
COMMERCIALUNIVERSITY & Design	United States	COLDWELL BANKER REAL ESTATE LLC	85304756	4063162
GENERATION BLUE EXPERIENCE	United States	COLDWELL BANKER REAL ESTATE LLC	85179682	3985404
GUARDIAN	United States	COLDWELL BANKER REAL ESTATE LLC	74102195	1823333
HELPING OTHERS THROUGHOUT THE HOLIDAY SEASON	United States	COLDWELL BANKER REAL ESTATE LLC	74561955	1959391
HOMEMATCH	United States	COLDWELL BANKER REAL ESTATE LLC	74535397	2034125
MARKETCONNECT	United States	COLDWELL BANKER REAL ESTATE LLC	78677274	3260105
MYCONNECT1	United States	COLDWELL BANKER REAL ESTATE LLC	78745689	3151006
PERSONAL RETRIEVER	United States	COLDWELL BANKER REAL ESTATE LLC	75380191	2235393
PERSONAL RETRIEVER Sign Rider Design	United States	COLDWELL BANKER REAL ESTATE LLC	78182148	3102893
PRESERVING THE TRUST	United States	COLDWELL BANKER REAL ESTATE LLC	74393851	1823177
PREVIEWS	United States	COLDWELL BANKER REAL ESTATE LLC	78768439	3219716
PREVIEWS (Stylized)	United States	COLDWELL BANKER REAL ESTATE LLC	71620930	565757
THE CONDO STORE	United States	COLDWELL BANKER REAL ESTATE LLC	75358857	2217143
THE HOME TEAM	United States	COLDWELL BANKER REAL ESTATE LLC	73488934	1428703

Trademark	Country Name	Owner Name	Application No.	Registration No.
WE NEVER STOP MOVING	United States	COLDWELL BANKER REAL ESTATE LLC	77210512	3577104
YOUR PERFECT PARTNER	United States	COLDWELL BANKER REAL ESTATE LLC	78278195	2865193

Oncor International LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
ONCOR	Argentina	ONCOR International LLC	2783218	2256909
ONCOR INTERNATIONAL	Argentina	ONCOR International LLC	2820206	2317063
ONCOR	Austria	ONCOR International LLC	AM1732/91	138698
ONCOR	Benelux	ONCOR International LLC	0762072	494820
ONCOR	Canada	ONCOR International LLC	0679560	TMA 402851
ONCOR INTERNATIONAL	Canada	ONCOR International LLC	1399319	TMA 763816
ONCOR INTERNATIONAL	Chile	ONCOR International LLC	825414	859642
ONCOR INTERNATIONAL	China (People’s Republic)	ONCOR International LLC	6789536	6789536
ONCOR	Denmark	ONCOR International LLC	VA025851991	VR 1992-2228
ONCOR	European Community	ONCOR International LLC	011454964
ONCOR INTERNATIONAL	European Community	ONCOR International LLC	006559637	006559637
ONCOR	France	ONCOR International LLC	279319	1654955
ONCOR INTERNATIONAL	Georgia	ONCOR International LLC	AM 048108	M19614
ONCOR	Germany	ONCOR International LLC	014895/36	2014339
ONCOR INTERNATIONAL	India	ONCOR International LLC	1682282	1682282
ONCOR INTERNATIONAL	Mexico	ONCOR International LLC	942988	1100658
ONCOR	Moldova	ONCOR International LLC	021830	17143
ONCOR INTERNATIONAL	Moldova	ONCOR International LLC	023396	18736
ONCOR INTERNATIONAL	Norway	ONCOR International LLC	200805303	247077
ONCOR	Romania	ONCOR International LLC	M200706879	87353
ONCOR INTERNATIONAL	Russian Federation	ONCOR International LLC	2008712902	389853
ONCOR INTERNATIONAL	South Africa	ONCOR International LLC	2008/09394	2008/09394
ONCOR	Spain	ONCOR International LLC	1629294	1690794
ONCOR	Switzerland	ONCOR International LLC	51639/2007	557214

Trademark	Country Name	Owner Name	Application No.	Registration No.
ONCOR INTERNATIONAL	Switzerland	ONCOR International LLC	55412 2008	584573
ONCOR INTERNATIONAL	Turkey	ONCOR International LLC	37314	2008/37314
ONCOR INTERNATIONAL	Ukraine	ONCOR International LLC	m200811768	119318
ONCOR	United Kingdom	ONCOR International LLC	1460939	1460939
ONCOR	United States	ONCOR International LLC	74106241	1702621
ONCOR INTERNATIONAL & Design	United States	ONCOR International LLC	74172070	1703690

Coldwell Banker LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Albania	Coldwell Banker LLC	AL-M-05-00353	10833
COLDWELL BANKER CB & Design	Albania	Coldwell Banker LLC	AL-M-05-00356	10839
COLDWELL BANKER COMMERCIAL	Albania	Coldwell Banker LLC	AL-M-05-00355	10838
COLDWELL BANKER PREVIEWS INTERNATIONAL	Albania	Coldwell Banker LLC	AL-M-05-00354	10837
COLDWELL BANKER	Algeria	Coldwell Banker LLC	051140	068967
COLDWELL BANKER CB & Design	Algeria	Coldwell Banker LLC	051143	068970
COLDWELL BANKER COMMERCIAL	Algeria	Coldwell Banker LLC	051141	068968
COLDWELL BANKER PREVIEWS INTERNATIONAL	Algeria	Coldwell Banker LLC	051142	068969
COLDWELL BANKER	Andorra	Coldwell Banker LLC	014021	14021
COLDWELL BANKER CB & Design	Andorra	Coldwell Banker LLC	014022	14022
COLDWELL BANKER COMMERCIAL	Andorra	Coldwell Banker LLC	014019	14019
COLDWELL BANKER PREVIEWS	Andorra	Coldwell Banker LLC	014020	14020
COLDWELL BANKER	Angola	Coldwell Banker LLC	28.227
COLDWELL BANKER	Angola	Coldwell Banker LLC	28.228
Coldwell Banker CB & Design	Angola	Coldwell Banker LLC	28.225
Coldwell Banker CB & Design	Angola	Coldwell Banker LLC	28.226
Coldwell Banker Commercial	Angola	Coldwell Banker LLC	28.229
Coldwell Banker Commercial	Angola	Coldwell Banker LLC	28.230

Trademark	Country Name	Owner Name	Application No.	Registration No.
Coldwell Banker Commercial CB & Design	Angola	Coldwell Banker LLC	28.223
Coldwell Banker Commercial CB & Design	Angola	Coldwell Banker LLC	28.224
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Angola	Coldwell Banker LLC	28.231
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Angola	Coldwell Banker LLC	28.232
COLDWELL BANKER	Anguilla	Coldwell Banker LLC		2912
COLDWELL BANKER CB & Design	Anguilla	Coldwell Banker LLC		2911
COLDWELL BANKER COMMERCIAL & Design	Anguilla	Coldwell Banker LLC		3014
COLDWELL BANKER	Antigua and Barbuda	Coldwell Banker Corporation*	5192	5192
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	NA	51/05
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	NA	2446
COLDWELL BANKER CB & Design	Antigua and Barbuda	Coldwell Banker LLC	5202	5202
COLDWELL BANKER COMMERCIAL & Design	Antigua and Barbuda	Coldwell Banker LLC	2238	2238
COLDWELL BANKER PREVIEWS	Antigua and Barbuda	Coldwell Banker LLC	2130	2130
COLDWELL BANKER	Argentina	Coldwell Banker Corporation*	2925023
COLDWELL BANKER	Argentina	Coldwell Banker Corporation*	2925022
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker LLC	2800741	2269123
COLDWELL BANKER CB & Design	Argentina	Coldwell Banker LLC	2800742	2269124
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker LLC	2952538	2386227
COLDWELL BANKER COMMERCIAL	Argentina	Coldwell Banker LLC	2952537	2386226
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Argentina	Coldwell Banker LLC	2952539	2386229
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Argentina	Coldwell Banker LLC	2952540	2386230
COLDWELL BANKER	Aruba	Coldwell Banker LLC		18942

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Aruba	Coldwell Banker LLC		18943
COLDWELL BANKER CB & Design in 3D	Aruba	Coldwell Banker LLC	121113.18	30774
COLDWELL BANKER COMMERCIAL	Aruba	Coldwell Banker LLC		19673
COLDWELL BANKER PREVIEWS	Aruba	Coldwell Banker LLC		18897
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Aruba	Coldwell Banker LLC	121113.17	30773
CB & Design	Australia	Coldwell Banker LLC	366323	366323
CB & Design	Australia	Coldwell Banker LLC	366321	366321
CB & Design	Australia	Coldwell Banker LLC	574981	574981
COLDWELL BANKER	Australia	Coldwell Banker LLC	485910	485910
COLDWELL BANKER	Australia	Coldwell Banker LLC	726957	726957
COLDWELL BANKER	Australia	Coldwell Banker LLC	574983	574983
COLDWELL BANKER	Australia	Coldwell Banker LLC	727940	727940
COLDWELL BANKER	Australia	Coldwell Banker LLC	1001041	1001041
COLDWELL BANKER CB & Design	Australia	Coldwell Banker LLC	575125	575125
COLDWELL BANKER COMMERCIAL	Australia	Coldwell Banker LLC	574982	574982
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker LLC	574980	574980
COLDWELL BANKER COMMERCIAL & Design	Australia	Coldwell Banker LLC	485909	485909
COLDWELL BANKER PREVIEWS	Australia	Coldwell Banker LLC	784897	784897
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Australia	Coldwell Banker LLC	1084094	1084094
COLDWELL MORTGAGE	Australia	Coldwell Banker LLC	1001042	1001042
COLDWELL BANKER	Austria	Coldwell Banker LLC	4675/98	179094
COLDWELL BANKER CB & Design	Austria	Coldwell Banker LLC	4678/98	179097
COLDWELL BANKER COMMERCIAL	Austria	Coldwell Banker LLC	4676/98	179095
COLDWELL BANKER PREVIEWS	Austria	Coldwell Banker LLC	4677/98	179096
CB & Design	Bahamas	Coldwell Banker LLC	10778	10778
COLDWELL BANKER CB & Design	Bahamas	Coldwell Banker LLC	10777	10777
COLDWELL BANKER CB & Design in 3D	Bahamas	Coldwell Banker LLC
COLDWELL BANKER COMMERCIAL	Bahamas	Coldwell Banker Corporation*	20763	20763

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Bahamas	Coldwell Banker Corporation*	20247	20247
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahamas	Coldwell Banker Corporation*	28828
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Bahamas	Coldwell Banker LLC
COLDWELL BANKER	Bahrain	Coldwell Banker LLC	5051	5051
COLDWELL BANKER CB & Design	Bahrain	Coldwell Banker LLC	5052	5052
COLDWELL BANKER COMMERCIAL	Bahrain	Coldwell Banker LLC	5053	5053
COLDWELL BANKER COMMERCIAL CB & Design	Bahrain	Coldwell Banker LLC	39877	39877
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker LLC	48487	48487
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bahrain	Coldwell Banker LLC	48488	48488
COLDWELL BANKER	Barbados	Coldwell Banker LLC	81/8845	81/8845
COLDWELL BANKER	Barbados	Coldwell Banker LLC	81/8844	81/8844
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker LLC	81/11688	81/11688
COLDWELL BANKER CB & Design	Barbados	Coldwell Banker LLC	81/11687	81/11687
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker LLC	81/13147	81/13147
COLDWELL BANKER COMMERCIAL	Barbados	Coldwell Banker LLC	81/13146	81/13146
COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker LLC	81/10084	81/10084
COLDWELL BANKER PREVIEWS	Barbados	Coldwell Banker LLC	81/10083	81/10083
COLDWELL BANKER	Belarus	Coldwell Banker LLC	20052603	27735
COLDWELL BANKER CB & Design	Belarus	Coldwell Banker LLC	20052604	27736
COLDWELL BANKER COMMERCIAL	Belarus	Coldwell Banker LLC	20052605	27737
COLDWELL BANKER PREVIEWS INTERNATIONAL	Belarus	Coldwell Banker LLC	20052606	27738
COLDWELL BANKER	Belize	Coldwell Banker LLC	5235	5235.08
COLDWELL BANKER	Belize	Coldwell Banker LLC	5233	5233.08

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Belize	Coldwell Banker LLC		8007
COLDWELL BANKER COMMERCIAL	Belize	Coldwell Banker LLC	5231	5231.08
COLDWELL BANKER COMMERCIAL CB & Design	Belize	Coldwell Banker LLC	5234	5234.08
COLDWELL BANKER COMMERCIAL CB & Design	Belize	Coldwell Banker LLC	5232	5232.08
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Belize	Coldwell Banker LLC	5230	5230.08
CB & Design	Benelux	Coldwell Banker LLC	47243	383644
COLDWELL BANKER	Benelux	Coldwell Banker LLC	067090	462767
COLDWELL BANKER	Benelux	Coldwell Banker LLC	47244	383645
COLDWELL BANKER COMMERCIAL & Design	Benelux	Coldwell Banker LLC	067091	463574
COLDWELL BANKER MAKELAARS & Design	Benelux	Coldwell Banker LLC	0980610	0692777
COLDWELL BANKER PREVIEWS	Benelux	Coldwell Banker LLC	904394	621373
COLDWELL BANKER	Bermuda	Coldwell Banker LLC	28880	28880
COLDWELL BANKER	Bermuda	Coldwell Banker LLC	28879	28879
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker LLC	28881	28881
COLDWELL BANKER CB & Design	Bermuda	Coldwell Banker LLC	28882	28882
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker LLC	29772	29772
COLDWELL BANKER COMMERCIAL	Bermuda	Coldwell Banker LLC	29771	29771
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker LLC	29302	29302
COLDWELL BANKER PREVIEWS	Bermuda	Coldwell Banker LLC	29303	29303
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker LLC	45008	45008
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bermuda	Coldwell Banker LLC	45009	45009
COLDWELL BANKER	Bolivia	Coldwell Banker LLC		80144
COLDWELL BANKER	Bolivia	Coldwell Banker LLC		79121
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker LLC		80147

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Bolivia	Coldwell Banker LLC		82948
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker LLC		80145
COLDWELL BANKER COMMERCIAL	Bolivia	Coldwell Banker LLC		80146
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker LLC		79119
COLDWELL BANKER PREVIEWS	Bolivia	Coldwell Banker LLC		79120
COLDWELL BANKER	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059310A	BAZ059310
COLDWELL BANKER CB & Design	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059311A	BAZ059311
COLDWELL BANKER COMMERCIAL	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059312A	BAZ059312
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bosnia and Herzegovina	Coldwell Banker LLC	BAZ059313A	BAZ059313
COLDWELL BANKER	Brazil	Coldwell Banker LLC	819804495	819804495
COLDWELL BANKER	Brazil	Coldwell Banker LLC	819804479	819804479
COLDWELL BANKER	Brazil	Coldwell Banker LLC	824021568	824021568
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	824021550	824021550
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	819804509	819804509
COLDWELL BANKER CB & Design	Brazil	Coldwell Banker LLC	819804487	819804487
COLDWELL BANKER CB & Design in 3D	Brazil	Coldwell Banker LLC	840330804
COLDWELL BANKER CB & Design in 3D	Brazil	Coldwell Banker LLC	840330812
COLDWELL BANKER CB & Design in 3D	Brazil	Coldwell Banker LLC	840055277
COLDWELL BANKER CB & Design in 3D	Brazil	Coldwell Banker LLC	840055285
COLDWELL BANKER CB & Design in 3D	Brazil	Coldwell Banker LLC	840055331
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker LLC	821405535	821405535
COLDWELL BANKER COMMERCIAL	Brazil	Coldwell Banker LLC	821405527	821405527
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Brazil	Coldwell Banker LLC	840055374
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Brazil	Coldwell Banker LLC	840055404
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Brazil	Coldwell Banker LLC	840055455

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker LLC	821405543	821405543
COLDWELL BANKER PREVIEWS	Brazil	Coldwell Banker LLC	821405551	821405551
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Brazil	Coldwell Banker LLC	840330820
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Brazil	Coldwell Banker LLC	840330839
COLDWELL BANKER	Bulgaria	Coldwell Banker LLC	115591	81261
COLDWELL BANKER	Bulgaria	Coldwell Banker LLC	79651	59664
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker LLC	115592	81262
COLDWELL BANKER CB & Design	Bulgaria	Coldwell Banker LLC	79650	59663
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker LLC	115590	77555
COLDWELL BANKER COMMERCIAL	Bulgaria	Coldwell Banker LLC	79652	59665
COLDWELL BANKER PREVIEWS INTERNATIONAL	Bulgaria	Coldwell Banker LLC	79649	59662
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Bulgaria	Coldwell Banker LLC	115589	77554
@ HOME	Canada	Coldwell Banker LLC	1480612	794137
BEST BUYER HOME FACTS	Canada	Coldwell Banker LLC	766627	458949
BEST SELLER	Canada	Coldwell Banker LLC	700941	458215
BLUE RIBBON AWARD	Canada	Coldwell Banker LLC	653358	403169
CB & Design	Canada	Coldwell Banker LLC	475816	288117
COLDWELL BANKER	Canada	Coldwell Banker LLC	475815	305849
COLDWELL BANKER CB & Design	Canada	Coldwell Banker LLC	524800	348510
COLDWELL BANKER COMMERCIAL	Canada	Coldwell Banker LLC	628871	397708
COLDWELL BANKER COMMERCIAL & Design	Canada	Coldwell Banker LLC	873439	539972
COLDWELL BANKER COMMERCIAL CB & Design	Canada	Coldwell Banker LLC	1,007,132	562602
COLDWELL BANKER CONCIERGE	Canada	Coldwell Banker LLC	1021982	564894
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Canada	Coldwell Banker LLC	1276998	723084

Trademark	Country Name	Owner Name	Application No.	Registration No.
EXPECT THE BEST	Canada	Coldwell Banker LLC	597708	387686
INTERNATIONAL RESORT PROPERTY NETWORK	Canada	Coldwell Banker LLC	700189	466679
PREVIEWS	Canada	Coldwell Banker LLC	516910	312761
PREVIEWS	Canada	Coldwell Banker LLC	641461	405992
SUPPORT YOU CAN COUNT ON	Canada	Coldwell Banker LLC	776075	497595
SUPPORT YOU CAN COUNT ON & Design	Canada	Coldwell Banker LLC	776074	497604
ULTIMATE SERVICE	Canada	Coldwell Banker LLC	837398	493320
ULTIMATE SERVICE & Color Design	Canada	Coldwell Banker LLC	837399	493319
ULTIMATE SERVICE & Design	Canada	Coldwell Banker LLC	837397	493322
COLDWELL BANKER	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Coldwell Banker LLC	1091
COLDWELL BANKER CB & Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Coldwell Banker LLC	1093
COLDWELL BANKER COMMERCIAL	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Coldwell Banker LLC	1092
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Caribbean Netherlands(Bonaire, St Eustatius, Saba)	Coldwell Banker LLC	1094
COLDWELL BANKER	Cayman Islands	Coldwell Banker LLC		1346215
COLDWELL BANKER CB & Design	Cayman Islands	Coldwell Banker LLC		1273340
COLDWELL BANKER COMMERCIAL & Design	Cayman Islands	Coldwell Banker LLC		1346216
COLDWELL BANKER PREVIEWS	Cayman Islands	Coldwell Banker LLC		2150408
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Cayman Islands	Coldwell Banker LLC	2405562	2405562
COLDWELL BANKER	Chile	Coldwell Banker LLC	364.683	798619
COLDWELL BANKER	Chile	Coldwell Banker LLC	436.731	867243
COLDWELL BANKER CB & Design	Chile	Coldwell Banker LLC	361.092	798620
COLDWELL BANKER CB & Design	Chile	Coldwell Banker LLC	436.732	867248

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker LLC	436.728	867246
COLDWELL BANKER COMMERCIAL	Chile	Coldwell Banker LLC	436.727	867247
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker LLC	436.730	867244
COLDWELL BANKER PREVIEWS	Chile	Coldwell Banker LLC	436.729	867245
COLDWELL BANKER	China (People’s Republic)	Coldwell Banker LLC	940002713	508584
COLDWELL BANKER	China (People’s Republic)	Coldwell Banker LLC	93068431	779263
COLDWELL BANKER CB & Design	China (People’s Republic)	Coldwell Banker LLC	9306842	779264
COLDWELL BANKER COMMERCIAL	China (People’s Republic)	Coldwell Banker LLC	9900020454	1487631
COLDWELL BANKER COMMERCIAL	China (People’s Republic)	Coldwell Banker LLC	8903351	508583
COLDWELL BANKER PREVIEWS	China (People’s Republic)	Coldwell Banker LLC	9900020455	1487632
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (People’s Republic)	Coldwell Banker LLC	4991661	4991661
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	China (People’s Republic)	Coldwell Banker LLC	4991660	4991660
COLDWELL BANKER	Colombia	Coldwell Banker LLC	96 058579	200927
COLDWELL BANKER	Colombia	Coldwell Banker LLC	96 058578	201244
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker LLC	96 058580	200951
COLDWELL BANKER CB & Design	Colombia	Coldwell Banker LLC	96 058581	200508
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker LLC	98 075971	226236
COLDWELL BANKER COMMERCIAL	Colombia	Coldwell Banker LLC	98 075970	226225
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker LLC	98 075973	226234
COLDWELL BANKER PREVIEWS	Colombia	Coldwell Banker LLC	98 075972	226235
COLDWELL BANKER	Costa Rica	Coldwell Banker LLC		111085
COLDWELL BANKER	Costa Rica	Coldwell Banker LLC		111083
COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker LLC		111106
COLDWELL BANKER CB & Design	Costa Rica	Coldwell Banker LLC		111986
COLDWELL BANKER CB & Design in 3D	Costa Rica	Coldwell Banker LLC	2012-0010335

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker LLC		111086
COLDWELL BANKER COMMERCIAL	Costa Rica	Coldwell Banker LLC		111088
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker LLC		111087
COLDWELL BANKER PREVIEWS	Costa Rica	Coldwell Banker LLC		111084
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker LLC	0005958	165288
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Costa Rica	Coldwell Banker LLC	0005959	165450
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Costa Rica	Coldwell Banker LLC	2012-0010336
COLDWELL BANKER	Croatia	Coldwell Banker LLC	Z20051853A	Z20051853
COLDWELL BANKER CB & Design	Croatia	Coldwell Banker LLC	Z20051854A	Z20051854
COLDWELL BANKER COMMERCIAL	Croatia	Coldwell Banker LLC	Z20051855A	Z20051855
COLDWELL BANKER PREVIEWS INTERNATIONAL	Croatia	Coldwell Banker LLC	Z20051856A	Z20051856
COLDWELL BANKER	Cuba	Coldwell Banker LLC	528/2012
COLDWELL BANKER	Curacao	Coldwell Banker LLC	d-700505	13093
COLDWELL BANKER CB & Design	Curacao	Coldwell Banker LLC	D-700507	13095
COLDWELL BANKER COMMERCIAL	Curacao	Coldwell Banker LLC	D-700506	13094
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Curacao	Coldwell Banker LLC	D-600060	11910
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker LLC	50980	50980
COLDWELL BANKER	Cyprus, Republic of	Coldwell Banker LLC	50979	50979
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker LLC	50981	50981
COLDWELL BANKER CB & Design	Cyprus, Republic of	Coldwell Banker LLC	50982	50982
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker LLC	50983	50983
COLDWELL BANKER COMMERCIAL	Cyprus, Republic of	Coldwell Banker LLC	50984	50984
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker LLC	50985	50985

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Cyprus, Republic of	Coldwell Banker LLC	50986	50986
COLDWELL BANKER	Czech Republic	Coldwell Banker LLC	155320	235825
COLDWELL BANKER	Denmark	Coldwell Banker LLC	06134/1998	VR 1999 02179
COLDWELL BANKER CB & Design	Denmark	Coldwell Banker LLC	01635/98	VR 1999 02180
COLDWELL BANKER COMMERCIAL	Denmark	Coldwell Banker LLC	01632/98	VR 1999 02177
COLDWELL BANKER PREVIEWS	Denmark	Coldwell Banker LLC	01633/98	VR 1999 02178
COLDWELL BANKER	Dominica	Coldwell Banker Corporation*	5/99	5/99
COLDWELL BANKER CB & Design	Dominica	Coldwell Banker Corporation*	4/99	4/99
COLDWELL BANKER COMMERCIAL & Design	Dominica	Coldwell Banker Corporation*	2/99	2/99
COLDWELL BANKER PREVIEWS	Dominica	Coldwell Banker Corporation*	3/99	3/99
COLDWELL BANKER	Dominican Republic	Coldwell Banker LLC	363968	93287
COLDWELL BANKER CB & Design	Dominican Republic	Coldwell Banker LLC	99146747	93,286
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker Corporation*		98,889
COLDWELL BANKER COMMERCIAL	Dominican Republic	Coldwell Banker LLC		99,423
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker LLC	49668	95,526
COLDWELL BANKER PREVIEWS	Dominican Republic	Coldwell Banker LLC	49664	95,525
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Dominican Republic	Coldwell Banker LLC	05073399	152384
COLDWELL BANKER	Ecuador	Coldwell Banker LLC	92102	66
COLDWELL BANKER	Ecuador	Coldwell Banker LLC	92103	65
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker LLC	92104	64
COLDWELL BANKER CB & Design	Ecuador	Coldwell Banker LLC	92105	63
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker LLC	92106	61
COLDWELL BANKER COMMERCIAL	Ecuador	Coldwell Banker LLC	92107	62
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker LLC	92100	68
COLDWELL BANKER PREVIEWS	Ecuador	Coldwell Banker LLC	92101	67
COLDWELL BANKER	Egypt	Coldwell Banker LLC	127339	127339

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Egypt	Coldwell Banker LLC	127340	127340
COLDWELL BANKER COMMERCIAL	Egypt	Coldwell Banker LLC	127337	127337
COLDWELL BANKER PREVIEWS	Egypt	Coldwell Banker LLC	127338	127338
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker LLC	180510	180510
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Egypt	Coldwell Banker LLC	180511	180511
COLDWELL BANKER	El Salvador	Coldwell Banker LLC	1679-98	35 BOOK 109
COLDWELL BANKER	El Salvador	Coldwell Banker LLC	1678-98	38 BOOK 112
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker LLC	1697-98	241 BOOK 121
COLDWELL BANKER CB & Design	El Salvador	Coldwell Banker LLC	1698-98	167 BOOK 127
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker LLC	1700-98	135 BOOK 112
COLDWELL BANKER COMMERCIAL	El Salvador	Coldwell Banker LLC	1699-98	125 BOOK 112
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker LLC	1701-98	225 BOOK 111
COLDWELL BANKER PREVIEWS	El Salvador	Coldwell Banker LLC	1680-98	124 BOOK 112
COLDWELL BANKER	Estonia	Coldwell Banker LLC	9801766	31481
COLDWELL BANKER CB & Design	Estonia	Coldwell Banker LLC	9801767	31482
COLDWELL BANKER COMMERCIAL	Estonia	Coldwell Banker LLC	9801768	31483
COLDWELL BANKER PREVIEWS	Estonia	Coldwell Banker LLC	9801769	31484
COLDWELL BANKER	European Community	Coldwell Banker LLC	EU 129197	129197
COLDWELL BANKER CB & Design	European Community	Coldwell Banker LLC	126821	126821
COLDWELL BANKER CB & Design in 3D (B&W)	European Community	Coldwell Banker LLC	010628212	010628212
COLDWELL BANKER COMMERCIAL	European Community	Coldwell Banker LLC	896621	896621
COLDWELL BANKER COMMERCIAL CB & Design	European Community	Coldwell Banker LLC	5237029	5237029
COLDWELL BANKER COMMERCIAL CB & Design in 3D (B&W)	European Community	Coldwell Banker LLC	010628279	010628279
COLDWELL BANKER PREVIEWS	European Community	Coldwell Banker LLC	685040	685040

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	European Community	Coldwell Banker LLC	4725041	4725041
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	European Community	Coldwell Banker LLC	011298049
COLDWELL BANKER WE NEVER STOP MOVING	European Community	Coldwell Banker LLC	008689201	008689201
COLDWELL BANKER YOUR PERFECT PARTNER	European Community	Coldwell Banker LLC	008688855	008688855
WE NEVER STOP MOVING	European Community	Coldwell Banker LLC	011273174
COLDWELL BANKER	Fiji	Coldwell Banker LLC	268/98	268/98
COLDWELL BANKER CB & Design	Fiji	Coldwell Banker LLC	269/98	269/98
COLDWELL BANKER COMMERCIAL	Fiji	Coldwell Banker LLC	271/98	271/98
COLDWELL BANKER PREVIEWS	Fiji	Coldwell Banker LLC	270/98	270/98
COLDWELL BANKER	Finland	Coldwell Banker LLC	T199802570	214283
COLDWELL BANKER CB & Design	Finland	Coldwell Banker LLC	T199802571	216563
COLDWELL BANKER COMMERCIAL	Finland	Coldwell Banker LLC	T199802572	214284
COLDWELL BANKER PREVIEWS	Finland	Coldwell Banker LLC	T199802573	214285
CB & Design	France	Coldwell Banker LLC		1205212
COLDWELL BANKER	France	Coldwell Banker LLC	631430	1205213
COLDWELL BANKER COMMERCIAL	France	Coldwell Banker LLC	98765497	98765497
COLDWELL BANKER COMMERCIAL & Design	France	Coldwell Banker LLC	129049	1528876
COLDWELL BANKER IMMOBILIER & Design	France	Coldwell Banker LLC	00306099	00306099
COLDWELL BANKER PREVIEWS	France	Coldwell Banker LLC	97703397	97703397
COLDWELL BANKER PREVIEWS	France	Coldwell Banker LLC	97703392	97703392
COLDWELL BANKER	Gambia	Coldwell Banker LLC	2012/00322
COLDWELL BANKER CB & Design in 3D	Gambia	Coldwell Banker LLC	2012/00325
COLDWELL BANKER COMMERCIAL	Gambia	Coldwell Banker LLC	2012/00323

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Gambia	Coldwell Banker LLC	2012/00324
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Gambia	Coldwell Banker LLC	2012/00320
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Gambia	Coldwell Banker LLC	2012/00321
COLDWELL BANKER	Georgia	Coldwell Banker LLC	34736	16868
COLDWELL BANKER CB & Design	Georgia	Coldwell Banker LLC	34739	16871
COLDWELL BANKER COMMERCIAL	Georgia	Coldwell Banker LLC	34737	16869
COLDWELL BANKER PREVIEWS INTERNATIONAL	Georgia	Coldwell Banker LLC	34738	16870
COLDWELL	Germany	Coldwell Banker LLC	C41 447/36Wz	2021170
COLDWELL BANKER	Germany	Coldwell Banker LLC	398 21 061.6	398 21 061
COLDWELL BANKER CB & Design	Germany	Coldwell Banker LLC	398 21 062.4	298 21 062
COLDWELL BANKER COMMERCIAL	Germany	Coldwell Banker LLC	398 21 063.2	398 21 063
COLDWELL BANKER PREVIEWS	Germany	Coldwell Banker LLC	398 21 064.0	398 21 064
COLDWELL BANKER	Ghana	Coldwell Banker LLC	1334/10
COLDWELL BANKER	Ghana	Coldwell Banker LLC	1333/10
COLDWELL BANKER CB & Design	Ghana	Coldwell Banker LLC	1328/10
COLDWELL BANKER CB & Design	Ghana	Coldwell Banker LLC	1327/10
COLDWELL BANKER COMMERCIAL	Ghana	Coldwell Banker LLC	1331/10
COLDWELL BANKER COMMERCIAL	Ghana	Coldwell Banker LLC	1332/10
COLDWELL BANKER COMMERCIAL CB & Design	Ghana	Coldwell Banker LLC	1330/10
COLDWELL BANKER COMMERCIAL CB & Design	Ghana	Coldwell Banker LLC	1329/10
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ghana	Coldwell Banker LLC	1325/10
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ghana	Coldwell Banker LLC	1326/10

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Gibraltar	Coldwell Banker LLC	9290	9290
COLDWELL BANKER	Gibraltar	Coldwell Banker LLC	9288	9288
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker LLC	9291	9291
COLDWELL BANKER CB & Design	Gibraltar	Coldwell Banker LLC	9286	9286
COLDWELL BANKER COMMERCIAL	Gibraltar	Coldwell Banker LLC	9292	9292
COLDWELL BANKER COMMERCIAL & Design	Gibraltar	Coldwell Banker LLC	9287	9287
COLDWELL BANKER	Greece	Coldwell Banker LLC	144555	144555
COLDWELL BANKER	Grenada	Coldwell Banker LLC		250/1997
COLDWELL BANKER	Grenada	Coldwell Banker LLC		251/1997
COLDWELL BANKER CB & Design	Grenada	Coldwell Banker LLC		249/1997
COLDWELL BANKER	Guatemala	Coldwell Banker LLC	98-1626	106212
COLDWELL BANKER	Guatemala	Coldwell Banker LLC	98-1625	118092
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker LLC	98-1620	106207
COLDWELL BANKER CB & Design	Guatemala	Coldwell Banker LLC	98-1619	106206
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker LLC	98-1624	106211
COLDWELL BANKER COMMERCIAL	Guatemala	Coldwell Banker LLC	98-1623	106210
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker LLC	98-1621	106208
COLDWELL BANKER PREVIEWS	Guatemala	Coldwell Banker LLC	98-1622	106209
COLDWELL BANKER	Guyana	Coldwell Banker Corporation*	17,134A	17,134A
COLDWELL BANKER CB & Design	Guyana	Coldwell Banker Corporation*	17,135A	17,135A
COLDWELL BANKER COMMERCIAL	Guyana	Coldwell Banker Corporation*	17,133A	17,133A
COLDWELL BANKER PREVIEWS	Guyana	Coldwell Banker Corporation*	17,132A	17,132A
COLDWELL BANKER	Haiti	Coldwell Banker LLC	899	83/160
COLDWELL BANKER	Haiti	Coldwell Banker LLC	898	82/160
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker LLC	901	85/160
COLDWELL BANKER CB & Design	Haiti	Coldwell Banker LLC	900	84/160
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker LLC	491	391/162
COLDWELL BANKER COMMERCIAL	Haiti	Coldwell Banker LLC	492	390/162
COLDWELL BANKER PREVIEWS	Haiti	Coldwell Banker LLC	541-A	112-148

Trademark	Country Name	Owner Name	Application No.	Registration No.
INTERNATIONAL COLDWELL BANKER PREVIEWS INTERNATIONAL	Haiti	Coldwell Banker LLC	542-A	113-148
COLDWELL BANKER	Honduras	Coldwell Banker LLC	3471/98	5039
COLDWELL BANKER	Honduras	Coldwell Banker LLC	3470/98	72784
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker LLC	3469/98	5595
COLDWELL BANKER CB & Design	Honduras	Coldwell Banker LLC	3468/98	73346
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker LLC	3467/98	72879
COLDWELL BANKER COMMERCIAL	Honduras	Coldwell Banker LLC	3480/98	5038
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker LLC	3472/98	72783
COLDWELL BANKER PREVIEWS	Honduras	Coldwell Banker LLC	3479/98	5040
CB & Design	Hong Kong	Coldwell Banker LLC	5846/92	03512
COLDWELL BANKER	Hong Kong	Coldwell Banker LLC	10946/98	05705
COLDWELL BANKER	Hong Kong	Coldwell Banker LLC	5842/92	04023
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker LLC	10948/98	09131
COLDWELL BANKER CB & Design	Hong Kong	Coldwell Banker LLC	5845/92	03511
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker LLC	10947/98	09130
COLDWELL BANKER COMMERCIAL	Hong Kong	Coldwell Banker LLC	5843/92	04024
COLDWELL BANKER COMMERCIAL & Design	Hong Kong	Coldwell Banker LLC	5844/92	04025
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker LLC	10949/98	09681
COLDWELL BANKER PREVIEWS	Hong Kong	Coldwell Banker LLC	10950/98	09682
COLDWELL BANKER	India	Coldwell Banker Corporation*	1241393	1241393
COLDWELL BANKER	India	Coldwell Banker Corporation*	744350	744350
COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation*	744349	744349
COLDWELL BANKER CB & Design	India	Coldwell Banker Corporation*	1241395	1241395
COLDWELL BANKER CB & Design in 3D	India	Coldwell Banker LLC	02429351
COLDWELL BANKER CB & Design in 3D	India	Coldwell Banker LLC	02429350
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation*	1483273	1483273

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	India	Coldwell Banker Corporation*	1289307	520710
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation*	1483274	1483274
COLDWELL BANKER COMMERCIAL CB & Design	India	Coldwell Banker Corporation*	1483272	1483272
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	India	Coldwell Banker Corporation*	1397467	1397467
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	India	Coldwell Banker LLC	02429353
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	India	Coldwell Banker LLC	02429352
COLDWELL BANKER	Indonesia	Coldwell Banker LLC	D98-14058	IDM000159048
COLDWELL BANKER	Indonesia	Coldwell Banker LLC	J96-25793	IDM000087139
COLDWELL BANKER & Design	Indonesia	Coldwell Banker LLC	D98-06222	IDM000199247
COLDWELL BANKER CB & Design	Indonesia	Coldwell Banker LLC	J96-25794	IDM000087138
COLDWELL BANKER COMMERCIAL	Indonesia	Coldwell Banker LLC	J98-15117	IDM000216376
COLDWELL BANKER COMMERCIAL & Design	Indonesia	Coldwell Banker LLC	D98-15684	IDM000025909
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker LLC	D98-14057	IDM000216375
COLDWELL BANKER PREVIEWS	Indonesia	Coldwell Banker LLC	D98-14056	IDM000183166
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker LLC	J05-26943	IDM000130451
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Indonesia	Coldwell Banker LLC	D05-26944	IDM000130452
COLDWELL BANKER PROPERTI & CB Design	Indonesia	Coldwell Banker LLC	20822-20970	IDM000332298
COLDWELL BANKER	Ireland	Coldwell Banker LLC	3113/98	210114
COLDWELL BANKER CB & Design	Ireland	Coldwell Banker LLC	3114/98	210115
COLDWELL BANKER COMMERCIAL	Ireland	Coldwell Banker LLC	3115/98	210116

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Ireland	Coldwell Banker LLC	3116/98	210117
COLDWELL BANKER	Israel	Coldwell Banker LLC	125385	125385
COLDWELL BANKER	Israel	Coldwell Banker LLC	125382	125382
COLDWELL BANKER CB & Design	Israel	Coldwell Banker LLC	185105	185105
COLDWELL BANKER CB & Design	Israel	Coldwell Banker LLC	185106	185106
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker LLC	125383	125383
COLDWELL BANKER COMMERCIAL	Israel	Coldwell Banker LLC	125380	125380
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker LLC	125384	125384
COLDWELL BANKER PREVIEWS	Israel	Coldwell Banker LLC	125381	125381
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker LLC	184492	184492
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Israel	Coldwell Banker LLC	184491	184491
CB & Design	Italy	Coldwell Banker LLC		0001480829
COLDWELL BANKER	Italy	Coldwell Banker LLC		0001480828
COLDWELL BANKER	Italy	Coldwell Banker LLC	VI98C 000302	1319921
COLDWELL BANKER CB & Design	Italy	Coldwell Banker LLC	VI98C 000303	1319940
COLDWELL BANKER COMMERCIAL	Italy	Coldwell Banker LLC	VI98C 000305	1319942
COLDWELL BANKER PREVIEWS	Italy	Coldwell Banker LLC	VI98C 000304	1319941
COLDWELL BANKER	Jamaica	Coldwell Banker LLC	16/2432	34052
COLDWELL BANKER	Jamaica	Coldwell Banker LLC	41298	41298
COLDWELL BANKER CB & Design	Jamaica	Coldwell Banker LLC	16/2433	32897
COLDWELL BANKER CB & Design in 3D	Jamaica	Coldwell Banker LLC	61378
COLDWELL BANKER COMMERCIAL	Jamaica	Coldwell Banker LLC	16/2606	35277
COLDWELL BANKER PREVIEWS	Jamaica	Coldwell Banker LLC	16/2469	35961
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Jamaica	Coldwell Banker LLC	0467660	47660
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Jamaica	Coldwell Banker LLC	61379

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Japan	Coldwell Banker LLC	8-126344	4234028
COLDWELL BANKER CB & Design	Japan	Coldwell Banker LLC	10-080818	4406318
COLDWELL BANKER CB & Design	Japan	Coldwell Banker LLC	8-126345	4234029
COLDWELL BANKER COMMERCIAL	Japan	Coldwell Banker LLC	10-080817	4406317
COLDWELL BANKER PREVIEWS	Japan	Coldwell Banker LLC	10-080816	4406316
PREVIEWS	Japan	Coldwell Banker LLC	59-133140	2111528
COLDWELL BANKER	Jordan	Coldwell Banker LLC	56186	56186
COLDWELL BANKER	Jordan	Coldwell Banker LLC	78572	78572
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker LLC	56185	56185
COLDWELL BANKER CB & Design	Jordan	Coldwell Banker LLC	78571	78571
COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker LLC	55484	55484
COLDWELL BANKER COMMERCIAL	Jordan	Coldwell Banker LLC	78574	78574
COLDWELL BANKER PREVIEWS	Jordan	Coldwell Banker LLC	55485	55485
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker LLC	79149	79149
COLDWELL BANKER PREVIEWS INTERNATIONAL	Jordan	Coldwell Banker LLC	78573	78573
COLDWELL BANKER	Kazakhstan	Coldwell Banker LLC	41452	29047
COLDWELL BANKER CB & Design	Kazakhstan	Coldwell Banker LLC	41453	29048
COLDWELL BANKER COMMERCIAL	Kazakhstan	Coldwell Banker LLC	41454	29049
COLDWELL BANKER COMMERCIAL CB & Design	Kazakhstan	Coldwell Banker LLC	41455	28866
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Kazakhstan	Coldwell Banker LLC	41456	29338
COLDWELL BANKER	Kenya	Coldwell Banker LLC	76263
COLDWELL BANKER CB & Design in 3D	Kenya	Coldwell Banker LLC	76261
COLDWELL BANKER COMMERCIAL	Kenya	Coldwell Banker LLC	76260
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Kenya	Coldwell Banker LLC	76259

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Kenya	Coldwell Banker LLC	76262
COLDWELL BANKER	Kiribati	Coldwell Banker Corporation*	1561	1561
COLDWELL BANKER CB & Design	Kiribati	Coldwell Banker LLC	1560	1560
COLDWELL BANKER COMMERCIAL	Kiribati	Coldwell Banker LLC	1559	1559
COLDWELL BANKER PREVIEWS	Kiribati	Coldwell Banker LLC	1655	1655
COLDWELL BANKER	Korea, Democratic People’s Republic of	Coldwell Banker LLC	18998	10134
COLDWELL BANKER CB & Design	Korea, Democratic People’s Republic of	Coldwell Banker LLC	18997	10133
COLDWELL BANKER COMMERCIAL	Korea, Democratic People’s Republic of	Coldwell Banker LLC	18995	10131
COLDWELL BANKER PREVIEWS	Korea, Democratic People’s Republic of	Coldwell Banker LLC	18996	10132
CB & Design	Korea, Republic of	Coldwell Banker LLC	1990-1839	15101
COLDWELL BANKER	Korea, Republic of	Coldwell Banker LLC	1988-001212	10506
COLDWELL BANKER (in Korean)	Korea, Republic of	Coldwell Banker LLC	1996-3371	41-39983
COLDWELL BANKER CB & Design	Korea, Republic of	Coldwell Banker LLC	1990-001840	15102
COLDWELL BANKER COMMERCIAL	Korea, Republic of	Coldwell Banker LLC	4520062798	4521287
COLDWELL BANKER COMMERCIAL & Design	Korea, Republic of	Coldwell Banker LLC	1988-001210	10504
COLDWELL BANKER COMMERCIAL CB & Design	Korea, Republic of	Coldwell Banker LLC	4520062800	4520883
COLDWELL BANKER PREVIEWS	Korea, Republic of	Coldwell Banker LLC	1998-1730	56325
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Korea, Republic of	Coldwell Banker LLC	4520074781	4526152
COLDWELL BANKER	Kosovo	Coldwell Banker LLC	1103	274
COLDWELL BANKER CB & Design	Kosovo	Coldwell Banker LLC	1104	275

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL	Kosovo	Coldwell Banker LLC	1105	276
COLDWELL BANKER PREVIEWS INTERNATIONAL	Kosovo	Coldwell Banker LLC	1102	273
COLDWELL BANKER	Kuwait	Coldwell Banker LLC	36128	32264
COLDWELL BANKER CB & Design	Kuwait	Coldwell Banker LLC	36129	32384
COLDWELL BANKER COMMERCIAL	Kuwait	Coldwell Banker LLC	57402	59879
COLDWELL BANKER COMMERCIAL CB & Design	Kuwait	Coldwell Banker LLC	61814	55596
COLDWELL BANKER	Latvia	Coldwell Banker LLC	M981682	M44821
COLDWELL BANKER CB & Design	Latvia	Coldwell Banker LLC	M981683	M44822
COLDWELL BANKER COMMERCIAL	Latvia	Coldwell Banker LLC	M981684	M44823
COLDWELL BANKER PREVIEWS	Latvia	Coldwell Banker LLC	M981685	M44824
COLDWELL BANKER	Lebanon	Coldwell Banker LLC		91112
COLDWELL BANKER CB & Design	Lebanon	Coldwell Banker LLC		91110
COLDWELL BANKER COMMERCIAL	Lebanon	Coldwell Banker LLC		91109
COLDWELL BANKER COMMERCIAL CB & Design	Lebanon	Coldwell Banker LLC		91111
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Lebanon	Coldwell Banker LLC	3245	107129
COLDWELL BANKER	Libya	Coldwell Banker LLC	15288
COLDWELL BANKER	Libya	Coldwell Banker LLC	15287
COLDWELL BANKER CB & Design	Libya	Coldwell Banker LLC	15290
COLDWELL BANKER CB & Design	Libya	Coldwell Banker LLC	15289
COLDWELL BANKER COMMERCIAL	Libya	Coldwell Banker LLC	15292
COLDWELL BANKER COMMERCIAL	Libya	Coldwell Banker LLC	15291
COLDWELL BANKER COMMERCIAL CB & Design	Libya	Coldwell Banker LLC	15294
COLDWELL BANKER COMMERCIAL CB & Design	Libya	Coldwell Banker LLC	15293
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Libya	Coldwell Banker LLC	15295

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Libya	Coldwell Banker LLC	15296
COLDWELL BANKER	Liechtenstein	Coldwell Banker LLC		11457
COLDWELL BANKER CB & Design	Liechtenstein	Coldwell Banker LLC		11456
COLDWELL BANKER COMMERCIAL	Liechtenstein	Coldwell Banker LLC		11455
COLDWELL BANKER PREVIEWS	Liechtenstein	Coldwell Banker LLC		11458
COLDWELL BANKER	Lithuania	Coldwell Banker LLC	20051127	53330
COLDWELL BANKER CB & Design (black on white)	Lithuania	Coldwell Banker LLC	20051126	53329
COLDWELL BANKER COMMERCIAL	Lithuania	Coldwell Banker LLC	20051128	53331
COLDWELL BANKER PREVIEWS INTERNATIONAL	Lithuania	Coldwell Banker LLC	20051129	53158
COLDWELL BANKER	Macau	Coldwell Banker Corporation*	4844	4844
COLDWELL BANKER	Macau	Coldwell Banker Corporation*	4843	4843
COLDWELL BANKER CB & Design	Macau	Coldwell Banker Corporation*	4842	4842
COLDWELL BANKER CB & Design	Macau	Coldwell Banker Corporation*	4841	4841
COLDWELL BANKER COMMERCIAL	Macau	Coldwell Banker Corporation*	4837	4837
COLDWELL BANKER COMMERCIAL	Macau	Coldwell Banker Corporation*	4838	4838
COLDWELL BANKER PREVIEWS	Macau	Coldwell Banker Corporation*	4840	4840
COLDWELL BANKER PREVIEWS	Macau	Coldwell Banker Corporation*	4839	4839
COLDWELL BANKER	Macedonia	Coldwell Banker Corporation*	2005/839	13238
COLDWELL BANKER CB & Design	Macedonia	Coldwell Banker Corporation*	2005/838	13237
COLDWELL BANKER COMMERCIAL	Macedonia	Coldwell Banker Corporation*	2005/837	13236
COLDWELL BANKER PREVIEWS INTERNATIONAL	Macedonia	Coldwell Banker Corporation*	2005/836	13235
COLDWELL BANKER	Malaysia	Coldwell Banker LLC	88-02130	88-02130
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker Corporation*	98011330
COLDWELL BANKER CB & Design	Malaysia	Coldwell Banker LLC	98-11342	98-11342

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design in 3D (series of 2)	Malaysia	Coldwell Banker LLC	2012019367
COLDWELL BANKER CB & Design in 3D (series of 2)	Malaysia	Coldwell Banker LLC	2012019366
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker LLC	98-11345	98-11345
COLDWELL BANKER COMMERCIAL	Malaysia	Coldwell Banker LLC	98-11346	98-11346
COLDWELL BANKER COMMERCIAL & Design	Malaysia	Coldwell Banker LLC	88-02131	88-02131
COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker LLC	98-11344	98-11344
COLDWELL BANKER PREVIEWS	Malaysia	Coldwell Banker LLC	98-11343	98-11343
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D (series of 2)	Malaysia	Coldwell Banker LLC	2012019365
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D (series of 2)	Malaysia	Coldwell Banker LLC	2012019368
COLDWELL BANKER	Malta	Coldwell Banker Corporation*	31125	31125
COLDWELL BANKER CB & Design	Malta	Coldwell Banker Corporation*	31124	31124
COLDWELL BANKER COMMERCIAL	Malta	Coldwell Banker Corporation*	31122	31122
COLDWELL BANKER PREVIEWS	Malta	Coldwell Banker Corporation*	31123	31123
COLDWELL BANKER	Mexico	Coldwell Banker LLC	151921	461261
COLDWELL BANKER	Mexico	Coldwell Banker LLC	151922	461262
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker LLC	454608	689478
COLDWELL BANKER BIENES RAICES & Design	Mexico	Coldwell Banker LLC	454607	692903
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker LLC	219301	544515
COLDWELL BANKER CB & Design	Mexico	Coldwell Banker LLC	220127	495425
COLDWELL BANKER CB & Design in 3D	Mexico	Coldwell Banker LLC	1321358
COLDWELL BANKER CB & Design in 3D	Mexico	Coldwell Banker LLC	1321360
COLDWELL BANKER COMMERCIAL & Design	Mexico	Coldwell Banker LLC	164949	467981

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker LLC	747843	915748
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Mexico	Coldwell Banker LLC	747841	915747
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Mexico	Coldwell Banker LLC	1321359
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Mexico	Coldwell Banker LLC	1321362
PREVIEWS	Mexico	Coldwell Banker LLC	213822	503301
PREVIEWS	Mexico	Coldwell Banker LLC	213821	493374
COLDWELL BANKER	Moldova	Coldwell Banker LLC	019696	16860
COLDWELL BANKER CB & Design	Moldova	Coldwell Banker LLC	019694	17082
COLDWELL BANKER COMMERCIAL	Moldova	Coldwell Banker LLC	019695	16863
COLDWELL BANKER COMMERCIAL CB & Design	Moldova	Coldwell Banker LLC	019697	17083
COLDWELL BANKER	Monaco	Coldwell Banker LLC	019080	9818972
COLDWELL BANKER	Monaco	Coldwell Banker LLC	27749	0726256
COLDWELL BANKER CB & Design	Monaco	Coldwell Banker LLC	27752	0726259
COLDWELL BANKER COMMERCIAL	Monaco	Coldwell Banker LLC	27750	0726257
COLDWELL BANKER COMMERCIAL CB & Design	Monaco	Coldwell Banker LLC	27751	0726258
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Monaco	Coldwell Banker LLC	27753	0726260
COLDWELL BANKER	Montenegro	Coldwell Banker LLC	1521/05	51779
COLDWELL BANKER CB & Design	Montenegro	Coldwell Banker LLC	1520/05	51778
COLDWELL BANKER COMMERCIAL	Montenegro	Coldwell Banker LLC	1522/05	51780
COLDWELL BANKER PREVIEWS INTERNATIONAL	Montenegro	Coldwell Banker LLC	1523/05	51781
COLDWELL BANKER	Montserrat	Coldwell Banker LLC		3166
COLDWELL BANKER CB & Design	Montserrat	Coldwell Banker LLC		3167

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL & Design	Montserrat	Coldwell Banker LLC
COLDWELL BANKER	Morocco	Coldwell Banker LLC	131001	131001
COLDWELL BANKER	Morocco	Coldwell Banker LLC	95826	95826
COLDWELL BANKER CB & Design	Morocco	Coldwell Banker LLC	130999	130999
COLDWELL BANKER CB & Design	Morocco	Coldwell Banker LLC	95827	95827
COLDWELL BANKER COMMERCIAL	Morocco	Coldwell Banker Corporation*	96356	96356
COLDWELL BANKER PREVIEWS INTERNATIONAL	Morocco	Coldwell Banker Corporation*	96357	96357
COLDWELL BANKER	New Zealand	Coldwell Banker LLC	272215	272215
COLDWELL BANKER	New Zealand	Coldwell Banker LLC	182322	182322
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker LLC	272217	272217
COLDWELL BANKER CB & Design	New Zealand	Coldwell Banker LLC	272216	272216
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker LLC	182323	182323
COLDWELL BANKER COMMERCIAL	New Zealand	Coldwell Banker LLC	296127	296127
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker LLC	296126	296126
COLDWELL BANKER PREVIEWS	New Zealand	Coldwell Banker LLC	296125	296125
COLDWELL BANKER	Nicaragua	Coldwell Banker LLC	98-00951	39849
COLDWELL BANKER	Nicaragua	Coldwell Banker LLC	98-00950	39641
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker LLC	98-00956	40289
COLDWELL BANKER CB & Design	Nicaragua	Coldwell Banker LLC	98-00957	40271
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker LLC	98-00953	40325
COLDWELL BANKER COMMERCIAL	Nicaragua	Coldwell Banker LLC	98-00952	39861
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker Corporation*	98-00954	39850
COLDWELL BANKER PREVIEWS	Nicaragua	Coldwell Banker LLC	98-00955	39862
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nicaragua	Coldwell Banker LLC	05-03745	0602020
COLDWELL BANKER	Nigeria	Coldwell Banker LLC	F/TM/2010/11253	93474
COLDWELL BANKER	Nigeria	Coldwell Banker LLC	F/TM/2010/11246	93478
COLDWELL BANKER CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11247

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11252	93473
COLDWELL BANKER COMMERCIAL	Nigeria	Coldwell Banker LLC	F/TM/2010/11250	93477
COLDWELL BANKER COMMERCIAL	Nigeria	Coldwell Banker LLC	F/TM/2010/11999	93475
COLDWELL BANKER COMMERCIAL CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11254	93472
COLDWELL BANKER COMMERCIAL CB & Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11249	93484
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11251	93476
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Nigeria	Coldwell Banker LLC	F/TM/2010/11248	93479
COLDWELL BANKER	Norway	Coldwell Banker LLC	9803109	193419
COLDWELL BANKER CB & Design	Norway	Coldwell Banker LLC	9803112	193422
COLDWELL BANKER COMMERCIAL	Norway	Coldwell Banker LLC	9803111	193421
COLDWELL BANKER PREVIEWS	Norway	Coldwell Banker LLC	9803110	193420
COLDWELL BANKER	Oman	Coldwell Banker LLC	36879	36879
COLDWELL BANKER	Oman	Coldwell Banker LLC	36880	36880
COLDWELL BANKER CB & Design	Oman	Coldwell Banker LLC	36885	36885
COLDWELL BANKER CB & Design	Oman	Coldwell Banker LLC	36886	36886
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker LLC	36881	36881
COLDWELL BANKER COMMERCIAL	Oman	Coldwell Banker LLC	36882	36882
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker LLC	36883	36883
COLDWELL BANKER PREVIEWS INTERNATIONAL	Oman	Coldwell Banker LLC	36884	36884
COLDWELL BANKER	Pakistan	Coldwell Banker LLC	150872	150872
COLDWELL BANKER CB & Design	Pakistan	Coldwell Banker LLC	150870	150870
COLDWELL BANKER COMMERCIAL	Pakistan	Coldwell Banker LLC	150869	150869
COLDWELL BANKER PREVIEWS	Pakistan	Coldwell Banker LLC	150871	150871

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Panama	Coldwell Banker LLC	85645	85655
COLDWELL BANKER	Panama	Coldwell Banker LLC	85644	85644
COLDWELL BANKER CB & Design	Panama	Coldwell Banker LLC	84324	84324
COLDWELL BANKER CB & Design	Panama	Coldwell Banker LLC	84325	84325
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker LLC	95108	95108
COLDWELL BANKER COMMERCIAL	Panama	Coldwell Banker LLC	95111	95111
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker LLC	95120	95120
COLDWELL BANKER PREVIEWS	Panama	Coldwell Banker LLC	95119	95119
COLDWELL BANKER	Papua New Guinea	Coldwell Banker LLC	A61877	A61877
COLDWELL BANKER	Papua New Guinea	Coldwell Banker LLC	68023	A68023
COLDWELL BANKER CB & Design	Papua New Guinea	Coldwell Banker Corporation*	A61878	A61878
COLDWELL BANKER CB & Design	Papua New Guinea	Coldwell Banker LLC	68024	A68024
COLDWELL BANKER COMMERCIAL	Papua New Guinea	Coldwell Banker LLC	A61875	A61875
COLDWELL BANKER PREVIEWS	Papua New Guinea	Coldwell Banker LLC	A61876	A61876
COLDWELL BANKER	Paraguay	Coldwell Banker LLC	27311	291782
COLDWELL BANKER	Paraguay	Coldwell Banker LLC	27317	347454
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker LLC	27314	344638
COLDWELL BANKER CB & Design	Paraguay	Coldwell Banker LLC	27313	280547
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker LLC	27318	347453
COLDWELL BANKER COMMERCIAL	Paraguay	Coldwell Banker LLC	27316	347455
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker LLC	27315	347457
COLDWELL BANKER PREVIEWS	Paraguay	Coldwell Banker LLC	27312	356214
COLDWELL BANKER	Peru	Coldwell Banker LLC	40118	012571
COLDWELL BANKER	Peru	Coldwell Banker LLC	40117	040817
COLDWELL BANKER CB & Design	Peru	Coldwell Banker LLC	40120	041437
COLDWELL BANKER CB & Design	Peru	Coldwell Banker LLC	40119	012652
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker LLC	068111	016046
COLDWELL BANKER COMMERCIAL	Peru	Coldwell Banker LLC	068027	050118

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL CB & Design	Peru	Coldwell Banker LLC	331261	50398
COLDWELL BANKER COMMERCIAL CB & Design	Peru	Coldwell Banker LLC	331260	136447
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker LLC	068109	016045
COLDWELL BANKER PREVIEWS	Peru	Coldwell Banker LLC	068026	050117
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Peru	Coldwell Banker LLC	331256	50397
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Peru	Coldwell Banker LLC	331258	137200
COLDWELL BANKER	Philippines	Coldwell Banker LLC	4-2011-501604	4-2011-501604
COLDWELL BANKER CB & Design	Philippines	Coldwell Banker LLC	4-2011-501612	4-2011-501612
COLDWELL BANKER COMMERCIAL	Philippines	Coldwell Banker LLC	4-2011-501606	4-2011-501606
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Philippines	Coldwell Banker LLC	4-2011-501609	4-2011-501609
COLDWELL BANKER	Poland	Coldwell Banker LLC	Z-174262	122325
COLDWELL BANKER CB & Design	Poland	Coldwell Banker LLC	Z-174261	122326
COLDWELL BANKER COMMERCIAL	Poland	Coldwell Banker LLC	Z191810	132539
COLDWELL BANKER PREVIEWS	Poland	Coldwell Banker LLC	Z-191811	132802
COLDWELL BANKER	Portugal	Coldwell Banker LLC	330677	330677
COLDWELL BANKER CB & Design	Portugal	Coldwell Banker LLC	330680	330680
COLDWELL BANKER COMMERCIAL	Portugal	Coldwell Banker LLC	330679	330679
COLDWELL BANKER PREVIEWS	Portugal	Coldwell Banker LLC	330678	330678
COLDWELL BANKER	Puerto Rico	Coldwell Banker LLC	76261
COLDWELL BANKER CB & Design	Puerto Rico	Coldwell Banker LLC	76260
COLDWELL BANKER CB & Design in 3D	Puerto Rico	Coldwell Banker LLC
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Puerto Rico	Coldwell Banker LLC	66734

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Puerto Rico	Coldwell Banker LLC	66733
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Puerto Rico	Coldwell Banker LLC
COLDWELL BANKER	Qatar	Coldwell Banker LLC	28126	28126
COLDWELL BANKER CB & Design	Qatar	Coldwell Banker LLC	28127	28127
COLDWELL BANKER COMMERCIAL	Qatar	Coldwell Banker LLC	28128	28128
COLDWELL BANKER COMMERCIAL CB & Design	Qatar	Coldwell Banker LLC	28129	28129
COLDWELL BANKER	Romania	Coldwell Banker LLC	M2005 10239	71644
COLDWELL BANKER CB & Design	Romania	Coldwell Banker LLC	M2005 10240	71665
COLDWELL BANKER COMMERCIAL	Romania	Coldwell Banker LLC	200510241	71666
COLDWELL BANKER COMMERCIAL CB & Design	Romania	Coldwell Banker LLC	M200608817	79530
COLDWELL BANKER PREVIEWS INTERNATIONAL	Romania	Coldwell Banker LLC	M2005 10242	71664
COLDWELL BANKER	Russian Federation	Coldwell Banker LLC	2010725395	451361
COLDWELL BANKER	Russian Federation	Coldwell Banker LLC	2005715047	330415
COLDWELL BANKER CB & Design	Russian Federation	Coldwell Banker LLC	2010724828	451360
COLDWELL BANKER CB & Design	Russian Federation	Coldwell Banker LLC	2005715049	330417
COLDWELL BANKER COMMERCIAL	Russian Federation	Coldwell Banker LLC	2010725394	451189
COLDWELL BANKER COMMERCIAL	Russian Federation	Coldwell Banker LLC	2005715048	330416
COLDWELL BANKER PREVIEWS INTERNATIONAL	Russian Federation	Coldwell Banker LLC	2005715046	333731
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Russian Federation	Coldwell Banker LLC	2010724831	457514
COLDWELL BANKER	Samoa	Coldwell Banker Corporation*	3804	3804
COLDWELL BANKER CB & Design	Samoa	Coldwell Banker Corporation*	3803	3803
COLDWELL BANKER COMMERCIAL	Samoa	Coldwell Banker Corporation*	3801	3801

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Samoa	Coldwell Banker Corporation*	3802	3802
COLDWELL BANKER	Saudi Arabia	Coldwell Banker LLC	77790	708/72
COLDWELL BANKER CB & Design	Saudi Arabia	Coldwell Banker LLC	77791	708/73
COLDWELL BANKER COMMERCIAL	Saudi Arabia	Coldwell Banker LLC	77792	708/74
COLDWELL BANKER COMMERCIAL CB & Design	Saudi Arabia	Coldwell Banker LLC	77793	688/94
COLDWELL BANKER PREVIEWS	Saudi Arabia	Coldwell Banker LLC	77794	708/75
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker LLC	101267	970/59
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Saudi Arabia	Coldwell Banker LLC	101268	969/84
COLDWELL BANKER	Serbia	Coldwell Banker LLC	1521/05	51779
COLDWELL BANKER CB & Design	Serbia	Coldwell Banker LLC	1520/05	51778
COLDWELL BANKER COMMERCIAL	Serbia	Coldwell Banker LLC	1522/05	51780
COLDWELL BANKER PREVIEWS INTERNATIONAL	Serbia	Coldwell Banker LLC	1523/05	51781
COLDWELL BANKER	Singapore	Coldwell Banker LLC	9295/96	T96/09295Z
COLDWELL BANKER	Singapore	Coldwell Banker LLC	9294/96	T96/09294A
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker LLC	9297/96	T96/09297F
COLDWELL BANKER CB & Design	Singapore	Coldwell Banker LLC	9296/96	T96/09296H
COLDWELL BANKER CB & Design in 3D (series of 2)	Singapore	Coldwell Banker LLC	T1217155A
COLDWELL BANKER COMMERCIAL	Singapore	Coldwell Banker LLC	9313/98	T98/09313I
COLDWELL BANKER COMMERCIAL	Singapore	Coldwell Banker LLC	9314/98	T9809314G
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker LLC	9315/98	T98/09315E
COLDWELL BANKER PREVIEWS	Singapore	Coldwell Banker LLC	9316/98	T98/09316C
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker LLC	T05/21302C	T05/21302C

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	Singapore	Coldwell Banker LLC	T05/21304Z	T05/21304Z
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D (series of 2)	Singapore	Coldwell Banker LLC	T1217153E
COLDWELL BANKER	Slovakia	Coldwell Banker LLC	5803-2005	214572
COLDWELL BANKER CB & Design	Slovakia	Coldwell Banker LLC	5804-2005	214573
COLDWELL BANKER COMMERCIAL	Slovakia	Coldwell Banker LLC	5802-2005	214571
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovakia	Coldwell Banker LLC	5801-2005	214570
COLDWELL BANKER	Slovenia	Coldwell Banker LLC	200571513	200571513
COLDWELL BANKER CB & Design	Slovenia	Coldwell Banker LLC	200571515	200571515
COLDWELL BANKER COMMERCIAL	Slovenia	Coldwell Banker LLC	200571514	200571514
COLDWELL BANKER PREVIEWS INTERNATIONAL	Slovenia	Coldwell Banker LLC	200571512	200571512
COLDWELL BANKER	Solomon Islands	Coldwell Banker LLC		1879
COLDWELL BANKER CB & Design	Solomon Islands	Coldwell Banker LLC		1740
COLDWELL BANKER COMMERCIAL	Solomon Islands	Coldwell Banker LLC		1739
COLDWELL BANKER	South Africa	Coldwell Banker LLC	9615597	9615597
COLDWELL BANKER	South Africa	Coldwell Banker LLC	9615596	9615596
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker LLC	9615595	9615595
COLDWELL BANKER CB & Design	South Africa	Coldwell Banker LLC	9615594	9615594
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker LLC	9815097	9815097
COLDWELL BANKER COMMERCIAL	South Africa	Coldwell Banker LLC	9815096	9815096
COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker LLC	9718989	9718989
COLDWELL BANKER PREVIEWS	South Africa	Coldwell Banker LLC	9718988	9718988
CB & Design	Spain	Coldwell Banker LLC	1005732	1005732
COLDWELL BANKER	Spain	Coldwell Banker LLC	1005730	1005730
COLDWELL BANKER	Spain	Coldwell Banker LLC	1005731	1005731
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker LLC	2354151	2354151

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER BIENES RAICES & Design	Spain	Coldwell Banker LLC	2354152	2354152
COLDWELL BANKER	St. Kitts and Nevis	Coldwell Banker Corporation*	0385	2005/0385
COLDWELL BANKER CB & Design	St. Kitts and Nevis	Coldwell Banker Corporation*	0387	2005/0387
COLDWELL BANKER COMMERCIAL	St. Kitts and Nevis	Coldwell Banker Corporation*	0384	2005/0384
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	St. Kitts and Nevis	Coldwell Banker Corporation*	0386	2005/0386
COLDWELL BANKER CB & Design	St. Lucia	Coldwell Banker Corporation*	214/97	214/97
COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation*	300/97	300/97
COLDWELL BANKER PREVIEWS	St. Lucia	Coldwell Banker Corporation*	299/97	299/97
COLDWELL BANKER	St. Maarten	Coldwell Banker LLC	d-700505	13093
COLDWELL BANKER CB & Design	St. Maarten	Coldwell Banker LLC	D-700507	13095
COLDWELL BANKER COMMERCIAL	St. Maarten	Coldwell Banker LLC	D-700506	13094
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	St. Maarten	Coldwell Banker LLC	D-600060	11910
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker LLC		221/97
COLDWELL BANKER	St. Vincent and the Grenadines	Coldwell Banker LLC		220/97
COLDWELL BANKER CB & Design	St. Vincent and the Grenadines	Coldwell Banker LLC		222/97
COLDWELL BANKER COMMERCIAL & Design	St. Vincent and the Grenadines	Coldwell Banker LLC		125/98
COLDWELL BANKER	Suriname	Coldwell Banker LLC		16176
COLDWELL BANKER CB & Design	Suriname	Coldwell Banker LLC		16174
COLDWELL BANKER COMMERCIAL	Suriname	Coldwell Banker LLC		16178
COLDWELL BANKER PREVIEWS	Suriname	Coldwell Banker LLC		16177
COLDWELL BANKER	Sweden	Coldwell Banker LLC	11192	404352
COLDWELL BANKER	Sweden	Coldwell Banker LLC	98-2806	335804
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker LLC	11193	404353
COLDWELL BANKER CB & Design	Sweden	Coldwell Banker LLC	98-2810	363103
COLDWELL BANKER COMMERCIAL	Sweden	Coldwell Banker LLC	98-2809	335805

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS	Sweden	Coldwell Banker LLC	98-2807	363102
CB & Design	Switzerland	Coldwell Banker LLC	04194/1982	322480
COLDWELL BANKER	Switzerland	Coldwell Banker LLC	04193/1982	322319
COLDWELL BANKER	Switzerland	Coldwell Banker LLC	2989/1998	454943
COLDWELL BANKER CB & Design	Switzerland	Coldwell Banker LLC	2987/1998	454925
COLDWELL BANKER COMMERCIAL	Switzerland	Coldwell Banker LLC	2988/1998	454942
COLDWELL BANKER PREVIEWS	Switzerland	Coldwell Banker LLC	2990/1998	454944
CB Design	Taiwan	Coldwell Banker LLC	79021408	49072
COLDWELL BANKER	Taiwan	Coldwell Banker LLC	77020887	41372
COLDWELL BANKER & Design	Taiwan	Coldwell Banker LLC	77020889	41936
COLDWELL BANKER CB & Design	Taiwan	Coldwell Banker LLC	79021407	49508
COLDWELL BANKER COMMERCIAL	Taiwan	Coldwell Banker LLC	87042618	154261
COLDWELL BANKER PREVIEWS	Taiwan	Coldwell Banker LLC	87042619	154262
COLDWELL BANKER	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/641
COLDWELL BANKER	Tanganyika	Coldwell Banker LLC	TZ/T/ 2012/1437
COLDWELL BANKER CB & Design in 3D	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/639
COLDWELL BANKER CB & Design in 3D	Tanganyika	Coldwell Banker LLC
COLDWELL BANKER COMMERCIAL	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/638
COLDWELL BANKER COMMERCIAL	Tanganyika	Coldwell Banker LLC	TZ/T/ 2012/1435
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/640
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Tanganyika	Coldwell Banker LLC	TZ/T/ 2012/1438
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/636
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Tanganyika	Coldwell Banker LLC	TZ/T/ 2012/1439
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Tanganyika	Coldwell Banker LLC	TZ/S/ 2012/637

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Tanganyika	Coldwell Banker LLC	TZ/T/2012/1436
CB & Design	Thailand	Coldwell Banker LLC	227809	Bor 18814
COLDWELL BANKER	Thailand	Coldwell Banker LLC	368287	Khor97339
COLDWELL BANKER	Thailand	Coldwell Banker LLC	227806	Bor 18817
COLDWELL BANKER & Design	Thailand	Coldwell Banker LLC	179353	Khor80061
COLDWELL BANKER CB & Design	Thailand	Coldwell Banker LLC	227807	Bor 18816
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker LLC	227808	Bor 18815
COLDWELL BANKER COMMERCIAL & Design	Thailand	Coldwell Banker LLC	178611	Khor79278
COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker LLC	368289	Bor8826
COLDWELL BANKER PREVIEWS	Thailand	Coldwell Banker LLC	368288	Khor101571
COLDWELL BANKER	Tonga	Coldwell Banker LLC	00184	00278
COLDWELL BANKER CB & Design	Tonga	Coldwell Banker LLC	00183	00277
COLDWELL BANKER COMMERCIAL	Tonga	Coldwell Banker LLC	00181	00275
COLDWELL BANKER PREVIEWS	Tonga	Coldwell Banker LLC	00182	00276
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker LLC	27280	27280
COLDWELL BANKER	Trinidad and Tobago	Coldwell Banker LLC	27277	27277
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker LLC	27278	27278
COLDWELL BANKER CB & Design	Trinidad and Tobago	Coldwell Banker LLC	27279	27279
COLDWELL BANKER COMMERCIAL	Trinidad and Tobago	Coldwell Banker LLC	28332	28332
COLDWELL BANKER PREVIEWS	Trinidad and Tobago	Coldwell Banker LLC	27946	27946
COLDWELL BANKER	Tunisia	Coldwell Banker LLC	EE050058	EE050058
COLDWELL BANKER CB & Design	Tunisia	Coldwell Banker LLC	EE050057	EE050057
COLDWELL BANKER COMMERCIAL	Tunisia	Coldwell Banker LLC	EE050779	EE050779
COLDWELL BANKER PREVIEWS INTERNATIONAL	Tunisia	Coldwell Banker LLC	EE050778	EE050778
COLDWELL BANKER	Turkey	Coldwell Banker LLC	6730	187775
COLDWELL BANKER	Turkey	Coldwell Banker LLC	6731	187815
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker LLC	6728	185408

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER CB & Design	Turkey	Coldwell Banker LLC	6729	187757
COLDWELL BANKER CB & Design in 3D	Turkey	Coldwell Banker LLC	90911
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker LLC	12675	202490
COLDWELL BANKER COMMERCIAL	Turkey	Coldwell Banker LLC	12676	202269
COLDWELL BANKER COMMERCIAL CB & Design	Turkey	Coldwell Banker LLC	2007/17610	2007/17610
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker LLC	12674	200328
COLDWELL BANKER PREVIEWS	Turkey	Coldwell Banker LLC	12673	205807
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkey	Coldwell Banker LLC	2007/17611	2007/17611
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Turkey	Coldwell Banker LLC	90912
COLDWELL BANKER	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7420	7420
COLDWELL BANKER CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7422	7422
COLDWELL BANKER COMMERCIAL	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7421	7421
COLDWELL BANKER COMMERCIAL CB & Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7423	7423
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkish Republic of Northern Cyprus	Coldwell Banker LLC	7435	7435
COLDWELL BANKER	Turkmenistan	Coldwell Banker LLC	0485	10240
COLDWELL BANKER CB & Design	Turkmenistan	Coldwell Banker LLC	0486	10244
COLDWELL BANKER COMMERCIAL	Turkmenistan	Coldwell Banker LLC	0487	10242
COLDWELL BANKER COMMERCIAL CB & Design	Turkmenistan	Coldwell Banker LLC	0488	10243
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turkmenistan	Coldwell Banker LLC	0489	10241

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker Corporation*	12408	12408
COLDWELL BANKER	Turks and Caicos Islands	Coldwell Banker LLC	11494	11494
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker Corporation*	12409	12409
COLDWELL BANKER CB & Design	Turks and Caicos Islands	Coldwell Banker LLC	11495	11495
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation*	12312	12312
COLDWELL BANKER PREVIEWS	Turks and Caicos Islands	Coldwell Banker Corporation*	12475	12475
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation*	14098	14098
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Turks and Caicos Islands	Coldwell Banker Corporation*	14099	14099
COLDWELL BANKER	Tuvalu	Coldwell Banker Corporation*		TM854
COLDWELL BANKER CB & Design	Tuvalu	Coldwell Banker Corporation*		TM853
COLDWELL BANKER COMMERCIAL	Tuvalu	Coldwell Banker Corporation*		TM852
COLDWELL BANKER PREVIEWS	Tuvalu	Coldwell Banker Corporation*		TM913
COLDWELL BANKER	Ukraine	Coldwell Banker LLC	200511479	73787
COLDWELL BANKER	Ukraine	Coldwell Banker LLC	M200819165	123222
COLDWELL BANKER CB & Design	Ukraine	Coldwell Banker LLC	200511480	73788
COLDWELL BANKER CB & Design	Ukraine	Coldwell Banker LLC	M200819168	123224
COLDWELL BANKER COMMERCIAL	Ukraine	Coldwell Banker LLC	200511481	73789
COLDWELL BANKER COMMERCIAL	Ukraine	Coldwell Banker LLC	M200819171	123225
COLDWELL BANKER PREVIEWS INTERNATIONAL	Ukraine	Coldwell Banker LLC	200511482	73790
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Ukraine	Coldwell Banker LLC	M200819166	123223
COLDWELL BANKER	United Arab Emirates	Coldwell Banker Corporation*	48337	52794
COLDWELL BANKER CB & Design	United Arab Emirates	Coldwell Banker Corporation*	48338	52795
COLDWELL BANKER COMMERCIAL	United Arab Emirates	Coldwell Banker Corporation*	48339	59487

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER COMMERCIAL CB & Design	United Arab Emirates	Coldwell Banker Corporation*	48340	59486
CB & Design	United Kingdom	Coldwell Banker LLC	1177297	1177297
CB & Design	United Kingdom	Coldwell Banker LLC	1273339	1273339
CB & Design	United Kingdom	Coldwell Banker LLC	1422532	1422532
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	2185020	2185020
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	1346215	1346215
COLDWELL BANKER	United Kingdom	Coldwell Banker LLC	1273338	1273338
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker LLC	2185011	2185011
COLDWELL BANKER CB & Design	United Kingdom	Coldwell Banker LLC	1273340	1273340
COLDWELL BANKER COMMERCIAL	United Kingdom	Coldwell Banker LLC	2185014	2185014
COLDWELL BANKER COMMERCIAL & Design	United Kingdom	Coldwell Banker LLC	1346216	1346216
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker LLC	2150397	2150397
COLDWELL BANKER PREVIEWS	United Kingdom	Coldwell Banker LLC	2150408	2150408
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design (in series)	United Kingdom	Coldwell Banker LLC	2405562	2405562
COLDWELL BANKER	Uruguay	Coldwell Banker LLC	309085	309085
COLDWELL BANKER CB & Design	Uruguay	Coldwell Banker LLC	309086	309086
COLDWELL BANKER COMMERCIAL	Uruguay	Coldwell Banker LLC	309087	425828
COLDWELL BANKER PREVIEWS	Uruguay	Coldwell Banker LLC	309088	309088
COLDWELL BANKER	Uzbekistan	Coldwell Banker LLC	MGU20080005	MGU 17273
COLDWELL BANKER CB & Design	Uzbekistan	Coldwell Banker LLC	MGU20080002	MGU 17220
COLDWELL BANKER COMMERCIAL	Uzbekistan	Coldwell Banker LLC	MGU20080006	MGU 17478
COLDWELL BANKER COMMERCIAL CB & Design	Uzbekistan	Coldwell Banker LLC	MGU20080003	MGU 17476
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Uzbekistan	Coldwell Banker LLC	MGU20080004	MGU 17477
COLDWELL BANKER	Vanuatu	Coldwell Banker LLC	10311	10311
COLDWELL BANKER CB & Design	Vanuatu	Coldwell Banker LLC	10313	10313
COLDWELL BANKER COMMERCIAL	Vanuatu	Coldwell Banker LLC	10312	10312

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation*	25465-97	9310
COLDWELL BANKER	Venezuela	Coldwell Banker Corporation*	25462-97	209784
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation*	327-97	208476
COLDWELL BANKER CB & Design	Venezuela	Coldwell Banker Corporation*	328-97	8947
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation*	02-99	215483
COLDWELL BANKER COMMERCIAL	Venezuela	Coldwell Banker Corporation*	03-99	11041
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation*	25466-97	209785
COLDWELL BANKER PREVIEWS	Venezuela	Coldwell Banker Corporation*	25463-97	9309
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation*	25344-05	277582
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Venezuela	Coldwell Banker Corporation*	25345-05	45005
COLDWELL BANKER	Viet Nam	Coldwell Banker LLC	11559	9887
COLDWELL BANKER CB & Design	Viet Nam	Coldwell Banker LLC	11560	9888
COLDWELL BANKER COMMERCIAL	Viet Nam	Coldwell Banker LLC	41501	42111
COLDWELL BANKER COMMERCIAL CB & Design	Viet Nam	Coldwell Banker LLC	4-2010-24880	188497
COLDWELL BANKER PREVIEWS	Viet Nam	Coldwell Banker LLC	41500	43732
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Viet Nam	Coldwell Banker LLC	4-2010-24879	178439
COLDWELL BANKER UNIVERSITY	Viet Nam	Coldwell Banker LLC	4-2010-19907	187998
COLDWELL BANKER UNIVERSITY & Cap in Circle Design (in color)	Viet Nam	Coldwell Banker LLC	4-2010-19908	187999
WE NEVER STOP MOVING	Viet Nam	Coldwell Banker LLC	4-2010-24877	178438
COLDWELL BANKER	Virgin Islands (British)	Coldwell Banker LLC		3169
COLDWELL BANKER CB & Design	Virgin Islands (British)	Coldwell Banker LLC		3177
COLDWELL BANKER COMMERCIAL	Virgin Islands (British)	Coldwell Banker LLC		1641
COLDWELL BANKER PREVIEWS	Virgin Islands (British)	Coldwell Banker LLC		3301

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER	Yemen, Republic of	Coldwell Banker LLC	42186	34253
COLDWELL BANKER	Yemen, Republic of	Coldwell Banker LLC	42187	34254
COLDWELL BANKER CB & Design	Yemen, Republic of	Coldwell Banker LLC	42185	34252
COLDWELL BANKER CB & Design	Yemen, Republic of	Coldwell Banker LLC	42188	34255
COLDWELL BANKER COMMERCIAL	Yemen, Republic of	Coldwell Banker LLC	42191	34258
COLDWELL BANKER COMMERCIAL	Yemen, Republic of	Coldwell Banker LLC	42182	34249
COLDWELL BANKER COMMERCIAL CB & Design	Yemen, Republic of	Coldwell Banker LLC	42184	34251
COLDWELL BANKER COMMERCIAL CB & Design	Yemen, Republic of	Coldwell Banker LLC	42189	34256
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Yemen, Republic of	Coldwell Banker LLC	42183	34250
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Yemen, Republic of	Coldwell Banker LLC	42190	34257
COLDWELL BANKER	Zanzibar	Coldwell Banker LLC	ZN/S/2012/304
COLDWELL BANKER	Zanzibar	Coldwell Banker LLC	ZN/T/2012/538
COLDWELL BANKER CB & Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/S/2012/303
COLDWELL BANKER CB & Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/T/2012/537
COLDWELL BANKER COMMERCIAL	Zanzibar	Coldwell Banker LLC	ZN/S/2012/305
COLDWELL BANKER COMMERCIAL	Zanzibar	Coldwell Banker LLC	ZN/T/2012/539
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/T/2012/534
COLDWELL BANKER COMMERCIAL CB & Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/S/2012/300
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Zanzibar	Coldwell Banker LLC	ZN/T/2012/536
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design	Zanzibar	Coldwell Banker LLC	ZN/S/2012/302

Trademark	Country Name	Owner Name	Application No.	Registration No.
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/T/2012/535
COLDWELL BANKER PREVIEWS INTERNATIONAL & Sunburst Design in 3D	Zanzibar	Coldwell Banker LLC	ZN/S/2012/301

*	Coldwell Banker Corporation converted its corporate entity type and name to Coldwell Banker LLC on July 2, 2007. The recordal of that change is being made as renewals or other actions are taken in countries.

Realogy Group LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
REALOGY: THE BUSINESS OF REAL ESTATE	Australia	Realogy Corporation*	1217727	1217727
REALOGY	Australia	Realogy Corporation*	1217725	1217725
RLGY	United States	Realogy Group LLC	85696992
RLGY	United States	Realogy Group LLC	85696998
RLGY	United States	Realogy Group LLC	85697001
House & Wave Design	United States	Realogy Group LLC	85703829
House & Wave Design	United States	Realogy Group LLC	85703831
House & Wave Design	United States	Realogy Group LLC	85703832
House & Wave Design	United States	Realogy Group LLC	85703835
House & Wave Design	United States	Realogy Group LLC	85703830
RLGY	United States	Realogy Group LLC	85696850
RLGY	United States	Realogy Group LLC	85696977
REALOGY: THE BUSINESS OF REAL ESTATE	European Community	Realogy Group LLC	007044548	007044548
REALOGY	European Community	Realogy Group LLC	007044597	007044597

*	Realogy Corporation converted its corporate entity type and name to Realogy Group LLC on October 11, 2012. The recordal of that change is pending in Australia.

Realogy Services Group LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
HOMEBASE	United States	Realogy Services Group LLC	85669757
HOMEBASE (Stylized)	United States	Realogy Services Group LLC	85669760
HOMEBASE POWERED BY REALOGY & Design	United States	Realogy Services Group LLC	77581813	3723479
OpenHouse.com & Design	United States	Realogy Services Group LLC	77216470	3493594
REALOGY	United States	Realogy Services Group LLC	78810039	3277830
REALOGY	United States	Realogy Services Group LLC	78810051	3277831
REALOGY	United States	Realogy Services Group LLC	78810057	3584743
REALOGY	United States	Realogy Services Group LLC	78810142	3593139
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818186	3277877
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818197	3277878
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818200	3584749
REALOGY (Stylized)	United States	Realogy Services Group LLC	78818203	3581754
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842038	3277954
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842043	3581762
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78842046	3581763
REALOGY: THE BUSINESS OF REAL ESTATE	United States	Realogy Services Group LLC	78849192	3277967

NRT Utah LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
UTAH REAL ESTATE SCHOOL NRT and Design		NRT Utah LLC	78883366	3222469

**	On August 21, 2008, NRT Utah LLC assigned any common law rights it had to the roofline in the design mark listed above and the words “Utah Real Estate School” to The Lund Group, Inc. in connection with an asset purchase. However, this registration was not assigned since the mark contains the term “NRT”. The registration will either be voluntarily withdrawn by NRT Utah or eventually be cancelled by the PTO for failure to file a Section 8 Affidavit when it is due.

World Real Estate Marketing LLC

Trademark Applications and Registrations

Trademark	Country Name	Owner Name	Application No.	Registration No.
AdvisorRE (stylized)	United States	World Real Estate Marketing LLC	85103801	3999675
AdvisorRE & Connect to the Best. (stylized)	United States	World Real Estate Marketing LLC	85104151	4037290

COPYRIGHTS AND COPYRIGHT APPLICATIONS

U.S. Copyright Registrations

Owner/Claimant Name	Title	Registration No.
Burnet Realty LLC	Real estate times - v. 78, no. 1.	TX-61-249
Burnet Realty LLC	Real estate times - v. 78, no. 2.	TX-71-213
Burnet Realty LLC	Real estate times - v. 79, no.1	TX-204-670
Burnet Realty LLC	Real estate times - v. 79, no. 2.	TX-276-031
Burnet Realty LLC	Real estate times - v. 79, no. 3.	TX-336-681
Century 21 Real Estate Corporation[1]	The Century 21 Complete Home Guide Vol.3, no. 1.	TX-2-300-039
Century 21 Real Estate Corporation[i]	Twenty-One	TX-3-197-653
Century 21 Real Estate LLC	Century 21 sales performance system: coaches video ser.	PA-530-364
Century 21 Real Estate LLC	Century 21 sales performance system: sales associate video ser.	PA-530-367
Century 21 Real Estate LLC	2 & 1 Training Program	SR-132-952
Century 21 Real Estate LLC	Century 21 Sales Performance System	SR-133-677
Century 21 Real Estate LLC	Gold market analysis certificate	TX-1-570-001
Century 21 Real Estate LLC	21 Ways to Purchase Property	TX-1-570-002
Century 21 Real Estate LLC	Action Warranty	TX-1-570-003
Century 21 Real Estate LLC	21 Questions that Help Make a House Sell Faster	TX-1-570-004
Century 21 Real Estate LLC	Success Starts with a Super Image	TX-1-570-005
Century 21 Real Estate LLC	VIP Buyer Referral	TX-1-588-502
Century 21 Real Estate LLC	VIP Seller Referral	TX-1-664-218
Century 21 Real Estate LLC	Twenty-One	TX-2-229-537
Century 21 Real Estate LLC	VIP Training: Broker Overview	TX-2-647-998

[1]

Century 21 Real Estate Corporation was converted into Century 21 Real Estate LLC on December 28, 2004. A copy of the Certificate of Conversion has been filed for recordation with the U.S. Copyright Office, and ownership of the copyright registration will be updated to reflect the conversion once the recording process is complete.

Owner/Claimant Name	Title	Registration No.
Century 21 Real Estate LLC	Twenty-One	TX-2-300-041
Century 21 Real Estate LLC	Twenty-One	TX-2-304-240
Century 21 Real Estate LLC	Twenty-One	TX-2-333-788
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-337-742
Century 21 Real Estate LLC	Getting Ready Pre-Installation Guide	TX-2-349-485
Century 21 Real Estate LLC	Training Manual for Management.	TX 2-349-490
Century 21 Real Estate LLC	Training Manual for Administration	TX-2-349-491
Century 21 Real Estate LLC	CenturyNet Sales & Listing	TX-2-379-842
Century 21 Real Estate LLC	CenturyNet Management: Sales & Listing	TX-2-379-848
Century 21 Real Estate LLC	Twenty-One	TX-2-402-614
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-402-615
Century 21 Real Estate LLC	Twenty-One	TX-2-481-623
Century 21 Real Estate LLC	Twenty-One	TX-2-481-624
Century 21 Real Estate LLC	Twenty-One	TX-2-586-280
Century 21 Real Estate LLC	Twenty-One	TX-2-586-286
Century 21 Real Estate LLC	Twenty-One	TX-2-595-091
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-595-542
Century 21 Real Estate LLC	Business and Financial Planning	TX-2-637-007
Century 21 Real Estate LLC	Helping Yourself Through Effective Public Relations: Guidelines for Brokers.	TX-2-637-008
Century 21 Real Estate LLC	International Management Academy	TX-2-637-009
Century 21 Real Estate LLC	Century 21 Sales Performance System Coach’s Guide	TX-2-637-051
Century 21 Real Estate LLC	Century 21 Military Relocation Network Sales Associates Training Program	TX-2-647-995
Century 21 Real Estate LLC	Century 21 Recruiting Presentation: User’s Guide	TX-2-648-166
Century 21 Real Estate LLC	Listing Presentation Manual: Instructions	TX-2-652-844
Century 21 Real Estate LLC	Principles of Sales Management	TX-2-652-986
Century 21 Real Estate LLC	VIP Sales Associates Training	TX-2-652-988
Century 21 Real Estate LLC	Property Management Support System	TX-2-652-992
Century 21 Real Estate LLC	Listing Presentation Manual	TX-2-652-994
Century 21 Real Estate LLC	Managers as Leaders	TX-2-655-497
Century 21 Real Estate LLC	Management Development Course	TX-2-655-498
Century 21 Real Estate LLC	Century 21 Investment Practices Course	TX-2-655-509
Century 21 Real Estate LLC	Investment Specialist Course	TX-2-655-724

Owner/Claimant Name	Title	Registration No.
Century 21 Real Estate LLC	Investment Marketing Course	TX-2-655-725
Century 21 Real Estate LLC	Investment Qualification Course	TX-2-655-732
Century 21 Real Estate LLC	Twenty-One	TX-2-657-200
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-657-251
Century 21 Real Estate LLC	VIP Relocation Director’s Training Course: No. 520	TX-2-662-352
Century 21 Real Estate LLC	Twenty-One	TX-2-668-404
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-668-405
Century 21 Real Estate LLC	CenturyWriter	TX-2-680-420
Century 21 Real Estate LLC	CenturyNet Guide	TX-2-684-378
Century 21 Real Estate LLC	Administrative Guide	TX-2-684-379
Century 21 Real Estate LLC	Quick Reference-Closing a Transaction-Management Sales & Listing	TX-2-684-414
Century 21 Real Estate LLC	Steps to Success: Regional Overview	TX-2-701-125
Century 21 Real Estate LLC	Steps to Success: Management	TX-2-707-972
Century 21 Real Estate LLC	CenturyNet 4.0 Conversion Training Manual	TX-2-707-973
Century 21 Real Estate LLC	Steps to Success: System Set-up	TX-2-707-974
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 101	TX-2-728-452
Century 21 Real Estate LLC	Steps to Success: Sales Associate Overview	TX-2-729-751
Century 21 Real Estate LLC	Steps to Success: Sales Tools	TX-2-729-752
Century 21 Real Estate LLC	Century 21 Presentation Flipchart Instruction Booklet	TX-2-732-090
Century 21 Real Estate LLC	Century 21 Investment Training: Investment Practices Course	TX-2-732-091
Century 21 Real Estate LLC	The Century 21 Complete Home Guide	TX-2-747-278
Century 21 Real Estate LLC	Twenty-One	TX-2-747-279
Century 21 Real Estate LLC	Property Management Support System	TX-2-789-745
Century 21 Real Estate LLC	Breaking Through: Recruiting Presentation, Flipchart Instructional Guide Booklet	TX-2-792-651
Century 21 Real Estate LLC	Managers as Leaders	TX-2-792-652
Century 21 Real Estate LLC	Century 21 Investment Training: Investment Specialist Course	TX-2-792-653
Century 21 Real Estate LLC	Century 21 Management Development Course	TX-2-792-668
Century 21 Real Estate LLC	Twenty-One	TX-2-865-201
Century 21 Real Estate LLC	Twenty-One	TX-2-865-202
Century 21 Real Estate LLC	Operation orbit chartbook and market share intelligence	TX 2-869-323

Owner/Claimant Name	Title	Registration No.
Century 21 Real Estate LLC	Operation orbit notebook of sessions topics	TX 2-892-959
Century 21 Real Estate LLC	CenturyNet FMP Installation and Utilities Guide	TX-2-997-372
Century 21 Real Estate LLC	Setup Guide	TX-2-997-373
Century 21 Real Estate LLC	Twenty-One	TX-3-011-037
Century 21 Real Estate LLC	Twenty-One	TX-3-011-041
Century 21 Real Estate LLC	Twenty-One	TX-3-025-275
Century 21 Real Estate LLC	Century 21 Sellers Service Pledge	TX-3-079-622
Century 21 Real Estate LLC	CenturyNet Financial Management Package: User’s Guide	TX-3-086-254
Century 21 Real Estate LLC	Twenty-One	TX-3-088-127
Century 21 Real Estate LLC	Twenty-One	TX-3-092-347
Century 21 Real Estate LLC	Century 21 Buyer Service Pledge	TX-3-104-464
Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Workbook	TX-3-110-976
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 201 Relocation Director Referral Coordinator	TX-3-110-977
Century 21 Real Estate LLC	Century 21 Sales Performance System: Sales Associate Guide	TX-3-110-978
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 301 Broker/Manager	TX-3-110-979
Century 21 Real Estate LLC	CenturyNet Financial Management Package, Version 2.2: FMP Installation & Utilities Guide	TX-3-133-457
Century 21 Real Estate LLC	CenturyNet Financial Management Package: Accounting User Guide	TX-3-137-445
Century 21 Real Estate LLC	Twenty-One	TX-3-197-652
Century 21 Real Estate LLC	Twenty-One	TX-3-200-633
Century 21 Real Estate LLC	VIP Referral/Relocation Training: Course 102	TX-3-701-774
Century 21 Real Estate LLC	Recruiting Flipchart Coach’s Guide	TX-3-788-291
Century 21 Real Estate LLC	1982 Centurion Lapel Pin	VA-339-820
Century 21 Real Estate LLC	Centurion Statue	VA-355-168
Century 21 Real Estate LLC	Centurion, 1987	VA-355-169
Century 21 Real Estate LLC	1988 Centurion Lapel Pin	VAu-168-301
Century 21 Real Estate LLC & Meredith Corporation	At home with Century 21. (winter 04)	TX 6-025-339
Century 21 Real Estate LLC & Meredith Corporation	At home with Century 21	TX-6-231-001

Owner/Claimant Name	Title	Registration No.
Coldwell Banker Real Estate LLC	Fast start / produced by Multi-Media Presentations, Inc.	PA-135-639
Coldwell Banker Real Estate LLC	Foundation for Success	TX-6-196-069
Coldwell Banker Real Estate LLC	Coldwell Banker Real Estate Corporation Personal retriever dog sign rider	VA-1-134-268
Coldwell Banker Residential Real Estate LLC	The Action plan	TX-1-783-795
Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor’s guide) : pt. II	TX-2-079-881
Coldwell Banker Residential Real Estate LLC	Masterscourse Farming: MS-501	TX-2-081-904
Coldwell Banker Residential Real Estate LLC	MS-201-technicalskills Workshops	TX-2-082-769
Coldwell Banker Residential Real Estate LLC	Fast Start Sales Associate Workbook	TX-2-083-845
Coldwell Banker Residential Real Estate LLC	Fast start training manual (instructor’s guide) : pt. I	TX-2-083-909
Coldwell Banker Residential Real Estate LLC	SuccessTrack	TX-2-084-735
Coldwell Banker Residential Real Estate LLC	The Home price comparison index : Jan. 1987	TX-2-408-262
Coldwell Banker Residential Real Estate LLC	First quarter 1988 quotables	TX-2-595-842
Coldwell Banker Residential Real Estate LLC	Home price comparison index : a guide for comparing home prices across the nation.	TX-2-628-430
Coldwell Banker Residential Real Estate LLC	Coldwell Banker makes real estate a black tie affair.	TX-2-711-365
Coldwell Banker Residential Real Estate LLC	Homeowners compu-tax delight / by Jack D. Gravis.	TXu-130-810
Coldwell Banker Residential Real Estate LLC	Homebuyers compu-tax delight.	TXu-168-442
ERA Franchise Systems LLC	ERA management manual; 13-week action program	A451958
ERA Franchise Systems LLC	Methods of management	A564564
ERA Franchise Systems LLC	Operations manual	A564991
ERA Franchise Systems LLC	Buyers protection plan maintenance-service agreement	A845644
ERA Franchise Systems LLC	Application buyers protection plan	A852707

Owner/Claimant Name	Title	Registration No.
ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1-13	A869381
ERA Franchise Systems LLC	Agent training manual	A877902
ERA Franchise Systems LLC	Buyers protection plan agreement	A903945
ERA Franchise Systems LLC	Residential seller’s warranty agreement	A903946
ERA Franchise Systems LLC	Buyers protection plan sellers assignment	A903947
ERA Franchise Systems LLC	Home sellers protection plan application	A906702
ERA Franchise Systems LLC	ERA guaranteed sales plan sales and equity advance program	JP20364
ERA Franchise Systems LLC	Showing the home	JP20365
ERA Franchise Systems LLC	Handling listing objections	JP20366
ERA Franchise Systems LLC	Obtaining buyer prospects	JP20367
ERA Franchise Systems LLC	Listing sources	JP20368
ERA Franchise Systems LLC	Servicing the listing; filmstrip	JP20369
ERA Franchise Systems LLC	Listing appointment techniques	JP20370
ERA Franchise Systems LLC	Overcoming buyer objections	JP20371
ERA Franchise Systems LLC	Presenting the offer	JP20372
ERA Franchise Systems LLC	Counseling the buyer	JP20373
ERA Franchise Systems LLC	Agent listing training	N43818
ERA Franchise Systems LLC	Listing appointment techniques	N43819
ERA Franchise Systems LLC	Listing sources	N43820
ERA Franchise Systems LLC	Showing the home	N43821
ERA Franchise Systems LLC	Career opportunity I	N43822
ERA Franchise Systems LLC	Obtaining buyer prospects	N43823
ERA Franchise Systems LLC	Handling listing objections	N43824
ERA Franchise Systems LLC	Overcoming buyer objections	N43825
ERA Franchise Systems LLC	Servicing the listing	N43826
ERA Franchise Systems LLC	ERA guaranteed sales plan and equity advance program	N43827
ERA Franchise Systems LLC	Counseling the buyer	N43828
ERA Franchise Systems LLC	Career opportunity II	N43829
ERA Franchise Systems LLC	Presenting the offer	N43830
ERA Franchise Systems LLC	[EIS]	TX 3-501-505
ERA Franchise Systems LLC	The Blueprint-II Program Suite	TX-2-000-230
ERA Franchise Systems LLC	The Moving Experience: ERA real estate consumer guide to relocation.	TX-269-524

Owner/Claimant Name	Title	Registration No.
ERA Franchise Systems LLC	ERA sales training program; cassette text, filmstrips no. 1-13	TX-2-949
ERA Franchise Systems LLC	ERA Home Buyer Program: Appraisal Authorization	TX-352-806
ERA Franchise Systems LLC	ERA Home Buyer Program: ERA Broker’s Application for Sellers	TX-352-807
ERA Franchise Systems LLC	Workbook for Certification Training, ERA Certified Real Estate Specialist	TX-382-801
ERA Franchise Systems LLC	Answers: The 91 Most Frequently Asked Questions and Answers about Buying or Selling a Home	TX-4-331-188
ERA Franchise Systems LLC	ERA Affiliate Internet Manager: User Manual	TX-4-776-598
ERA Franchise Systems LLC	ERA Advertiser	TX-70-933
ERA Franchise Systems LLC	The Home Sellers Guide	TX-744-046
ERA Franchise Systems LLC	Blueprint for Success: Basics of Successful Real Estate Business Management	TX-840-298
ERA Franchise Systems LLC	No Down Payment (Louisiana)	TX-929-991
ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX-929-992
ERA Franchise Systems LLC	Reduce Interest Rate	TX-929-993
ERA Franchise Systems LLC	No Down Payment	TX-929-994
ERA Franchise Systems LLC	No Down Payment (Louisiana)	TX-929-995
ERA Franchise Systems LLC	Reduced Interest Rate (Louisiana)	TX-929-996
ERA Franchise Systems LLC	No Down Payment	TX-929-997
ERA Franchise Systems LLC	Reduced Interest Rate	TX-929-998
ERA Franchise Systems LLC	Co-ownership Agreement (Louisiana)	TX-929-999
ERA Franchise Systems LLC	Co-ownership Agreement	TX-930-000
ERA Franchise Systems LLC	Mortgage Watch	VAu-79-570

Schedule III to the

Collateral Agreement

Commercial Tort Claims

Sotheby’s International Realty, Inc. v. Donald Deutsch – The amount at issue is $1,800,000, resulting from Deutsch’s breach of a listing agreement with Sotheby’s International Realty (“SIR”). Deutsch engaged SIR to sell his properties located in Amagansett, New York. SIR procured a buyer for Deutsch’s properties, and Deutsch closed on the sale of the properties for a purchase price of $30,000,000 to the buyer procured by SIR in October 2010. Deutsch defaulted on his obligations to pay SIR a commission. The Verified Complaint was filed on January 11, 2011 and the case is venued in New York State Supreme Court in New York County, Index Number 650078/2011. SIR is seeking damages against Deutsch for breach of contract, quantum meruit and fraud. As of January 2013, discovery was closed. On February 11, 2013, the parties each filed motions for summary judgment. The summary judgment motions are currently pending.

Skyline Title, LLC and Title Resource Group Affiliates Holdings, LLC v. Liberty Agency Holdings, LLC, Liberty Title Agency, LLC, Brain H. Madden and Albert Yorio. On or about April 1, 2009, Skyline and TRG filed its complaint against Liberty Title, Madden and Yorio. Liberty Agency was the managing Partner of the joint venture with TRG, Skyline Title Agency. TRG learned that Liberty Agency was misappropriating Skyline’s clients and Skyline’s monies totaling approximately $690,000 and that the JV was underfunded by approximately $300,000. On or about May 1, 2009, we amended our complaint to include Elizabeth D. Madden, Brownstone Abstract, LLC, Liberty Title Agency of Westchester, LLC, and Liberty Westchester, LLC. At the prompting of the court on a motion to dismiss, the complaint against Melissa was withdrawn because all of the known transfers to her have been recovered. TRG dismissed its claims against Elizabeth in exchange for $25,000. In addition to the civil complaint, TRG/Skyline simultaneously notified the Nassau County District Attorney’s office. Brian Madden was promptly indicted. On December 14, 2010, pursuant to a plea deal, Mr. Madden pled guilty to wire fraud and insurance fraud and was eventually sentenced to 20 months in jail. Mr. Madden filed for bankruptcy on November 17, 2011, which stayed the civil action filed against Mr. Madden. TRG filed an action within the bankruptcy case objecting to the discharge of TRG’s claims against Mr. Madden. In early January 2013, the matter was settled in exchange for Madden’s agreement to (1) give TRG a confession of judgment for $1 million; (2) stipulate that the judgment is non-dischargeable in bankruptcy; and (3) execute a resolution consenting to the dissolution of Skyline. Madden is currently incarcerated but is expected to be released by December 2013.

Better Homes and Gardens Real Estate LLC (“BH&G”) v. Mary Holder Agency, Inc. formerly d/b/a Better Homes and Gardens Real Estate Mary Holder and Mary Holder (collectively “Holder Defendants”) – The amount at issue is $1,275,762.17, as BH&G seeks past due fees and other damages, including lost future profits, resulting from the Defendants’ breaches of the Franchise Agreement. A complaint was filed on June 16, 2011 in the Superior Court of New Jersey, County of Morris, Docket No: MRS-L-1724-11. BH&G obtained a judgment against the Holder Defendants in the amount of $198,562.99. Separately, BH&G obtained a second judgment against Mary Holder individually, in the additional amount of $1,084,227.06. The Holder Defendants each filed bankruptcy, which stayed the lawsuit and any collection efforts. BH&G filed a proof of claim in each bankruptcy case. The bankruptcy proceeding for Mary Holder, Inc. is venued in the United States Bankruptcy Court for the District of New Jersey, Case No. 11-34280 (MBK). On September 30, 2011, BH&G filed a verified complaint in this case against Mary Holder, Inc., Mary Holder and certain third-party defendants seeking damages and alleging among other things tortious interference, civil conspiracy and conversion, Adv. Pro. No. 11-02437 (MBK). The bankruptcy proceeding for Mary Holder individually is also venued in the United States Bankruptcy Court for the District of New Jersey, Case No. 11-41934 (MBK). The two proceedings have been consolidated. BH&G has entered into an agreement with the trustee to share proceeds on the similar claims that the trustee and BH&G are pursuing, as well as a cooperation agreement to share discovery and other materials needed to support the claims at issue. On or about August 29, 2012, the bankruptcy court granted Ms. Holder’s motion for stay relief allowing Ms. Holder to return to the Superior Court of New Jersey to attempt to vacate the second judgment against her, and concurrently granted BH&G relief from the stay in order to oppose any such attempt. Discovery is ongoing in the bankruptcy adversary action.

Title Resource Guaranty Company v. Affinity Title Agency Inc. d/b/a/ ATA, et al. This matter arises out of defalcations by TRGC’s title agent, Affinity Title Agency, Inc. Affinity stole funds from closings where TRGC, as well as two other underwriters, issued closing protection letters and issued title insurance. TRGC paid claims totaling approximately $1.7 million. In June, 2011, TRGC, along with one of the other underwriters, filed suit seeking to recover stolen funds from Affinity, its owner, and several other individuals believed to either be involved with the improper conduct or who improperly benefited from the improper conduct. TRGC amended its complaint to include claims against certain individuals who worked at Affinity, including the owner’s parents. TRG is also providing assistance to the FBI, the Secret Service and the State of New Jersey with regard to potential criminal charges that may be filed against Affinity’s owner. The matter was resolved subject to a settlement agreement that is currently being drafted and expected to be executed in March 2013. Pursuant to that settlement agreement, TRGC is expected to receive $231,500 and a consent judgment for the balance of its losses. The total amount of the funds TRGC will receive is likely to be determined in May 2013 after an order to show cause hearing.

Schedule IV to the

Collateral Agreement

Filing Office

Grantor	Location of Filing Office
Case Title Company	California
Coldwell Banker Real Estate LLC	California
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Cornerstone Title Company	California
Equity Title Company	California
National Coordination Alliance LLC	California
NRT West, Inc.	California
Realogy Operations LLC	California
Referral Network Plus, Inc.	California
Valley of California, Inc.	California
Colorado Commercial, LLC	Colorado
Guardian Title Agency, LLC	Colorado
NRT Colorado LLC	Colorado
Referral Network, LLC	Colorado
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Burgdorff LLC	Delaware
Career Development Center, LLC	Delaware
Cartus Asset Recovery Corporation	Delaware
Cartus Corporation	Delaware
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Coldwell Banker LLC	Delaware
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage LLC	Delaware

Grantor	Location of Filing Office
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Franchise Settlement Services LLC	Delaware
Global Client Solutions LLC	Delaware
Guardian Holding Company	Delaware
Gulf South Settlement Services, LLC	Delaware
Jack Gaughen LLC	Delaware
Keystone Closing Services LLC	Delaware
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Commercial Utah LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Referral Network LLC	Delaware
NRT Relocation LLC	Delaware
NRT REOExperts LLC	Delaware
NRT Settlement Services of Missouri LLC	Delaware
NRT Settlement Services of Texas LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Utah LLC	Delaware
ONCOR International LLC	Delaware

Grantor	Location of Filing Office
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Group LLC	Delaware
Realogy Intermediate Holdings LLC	Delaware
Realogy Licensing LLC	Delaware
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Secured Land Transfers LLC	Delaware
Sotheby’s International Realty Affiliates LLC	Delaware
Sotheby’s International Realty Licensee LLC	Delaware
Sotheby’s International Realty Referral Company, LLC	Delaware
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group LLC	Delaware
Title Resource Group Services LLC	Delaware
Title Resources Incorporated	Delaware
World Real Estate Marketing LLC	Delaware
WREM, Inc.	Delaware
Referral Network LLC	Florida
St. Joe Title Services LLC	Florida
The Sunshine Group (Florida) Ltd. Corp.	Florida
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker Pacific Properties LLC	Hawaii
Mid-Atlantic Settlement Services LLC	Maryland
NRT Insurance Agency, Inc.	Massachusetts
Referral Associates of New England LLC	Massachusetts
Sotheby’s International Realty, Inc.	Michigan
Burnet Realty LLC	Minnesota
Burnet Title Holding LLC	Minnesota
Burnet Title LLC	Minnesota
Home Referral Network LLC	Minnesota

Grantor	Location of Filing Office
Market Street Settlement Group LLC	New Hampshire
The Sunshine Group, Ltd.	New York
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania
TRG Settlement Services, LLP	Pennsylvania
Lakecrest Title, LLC	Tennessee
Alpha Referral Network LLC	Texas
American Title Company of Houston	Texas
ATCOH Holding Company	Texas
NRT Texas LLC	Texas
Processing Solutions LLC	Texas
TAW Holding Inc.	Texas
Texas American Title Company	Texas

Schedule V to the

Collateral Agreement

Excluded Pledges

Equity interests in the majority-owned joint ventures (as listed below):

Name of Entity	Jurisdiction of Organization	Ownership
Access Title LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
Bromac Title Services LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
Burnet Title of Indiana, LLC	Indiana	Burnet Title Holding LLC—75%
First Advantage Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
First Place Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
Lincoln Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—55%
Mercury Title LLC	Arkansas	Title Resource Group Affiliates Holdings LLC—51%
Metro Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—55%
NRT Title Services of Maryland, LLC	Delaware	Mid-Atlantic Settlement Services LLC—51%
Quality Choice Title LLC	Delaware	Title Resource Group Affiliates Holdings LLC—81%
Riverbend Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
RT Title Agency, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%
Security Settlement Services, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—51%

Name of Entity	Jurisdiction of Organization	Ownership
Skyline Title, LLC	Delaware	Title Resource Group Affiliates Holdings LLC—60%
St. Mary’s Title Services, LLC	New Hampshire	Market Street Settlement Group LLC—55%
The Masiello Group Closing Services, LLC	New Hampshire	Market Street Settlement Group LLC—55%
True Line Technologies LLC	Ohio	Title Resource Group Affiliates Holdings LLC—51%

ACKNOWLEDGMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement, dated as of March 5, 2013 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Secured Parties as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in the second sentence of Section 3.02(a) of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

*	This consent is necessary only with respect to any Subsidiary the Equity Interests of which are pledged hereunder but which is not also a Grantor.

Exhibit I to the

Guarantee and Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20[•][•] to the Amended and Restated Guarantee and Collateral Agreement dated as of March 5, 2013 (as amended, supplemented or otherwise modified, the “Collateral Agreement”), among REALOGY INTERMEDIATE HOLDINGS LLC (“Holdings”), REALOGY GROUP LLC (the “Borrower”), each Grantor identified therein and JPMORGAN CHASE BANK, N.A., as administrative and collateral agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Amended and Restated Credit Agreement dated as of March 5, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, and the other parties thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement or if not defined therein, such terms shall have the meanings assigned to such terms in the Credit Agreement.

C. The Borrower, Holdings and each of the Subsidiary Loan Parties (the “Grantors”) have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Borrower may become Guarantors and Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor and a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor and a Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and a Guarantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor and a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of its Loan Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New

Grantor’s right, title and interest in and to the Article 9 Collateral and the Pledged Collateral (as each term is defined in the Collateral Agreement) of the New Grantor. Each reference to a “Grantor” and “Guarantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. The New Grantor is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [If applicable:] The guarantee of the New Grantor giving a guarantee other than in respect of its Subsidiary is subject to the following limitations:

(a) If the New Grantor is incorporated in [•] and is giving a guarantee other than in respect of its Subsidiary, those limitations set out in paragraph [•] of Section 2.06 of the Collateral Agreement shall also apply in relation to the New Grantor; and

(b) [if the New Grantor is incorporated in any other jurisdiction, is giving a guarantee other than in respect of its Subsidiary and limitations other than those set out in Section 2.06 of the Collateral Agreement] are agreed in respect of the New Grantor, insert guarantee limitation wording for relevant jurisdiction.]

SECTION 4. The New Grantor confirms that no Default has occurred or would occur as a result of the New Grantor becoming a Guarantor or a Grantor under the Collateral Agreement.

SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 6. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by the New Grantor and (ii) any and all Intellectual Property now owned by the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization.

SECTION 7. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

2

SECTION 8. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as provided in Section 10.01 of the Credit Agreement.

SECTION 11. The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of one primary counsel for the Administrative Agent.

3

IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

by
Name: Title: Address: Legal Name: Jurisdiction of Formation:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
Name: Title:

2

Schedule I to

Supplement No. [•] to the

Collateral Agreement

Collateral of the New Grantor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule II to the

Collateral Agreement.]

Exhibit II to the

Guarantee and Collateral Agreement

APPLE RIDGE SECURITIZATION DOCUMENTS

[ON FILE AT SIMPSON THACHER & BARTLETT LLP]